PROSPECTUS JULY 26, 1999


FIRST OMAHA U.S. GOVERNMENT MONEY MARKET FUND/SM
FIRST OMAHA SHORT/INTERMEDIATE FIXED INCOME FUND/R
FIRST OMAHA FIXED INCOME FUND/R
FIRST OMAHA BALANCED FUND/R
FIRST OMAHA EQUITY FUND/R
FIRST OMAHA GROWTH FUND/SM
FIRST OMAHA SMALL CAP VALUE FUND/R

                                                                          (LOGO)
                                                                     FIRST OMAHA
                                                               FAMILY OF FUNDS/R

                              NOTICE TO INVESTORS

                        Shares of First Omaha Funds are:
                    ---------------------------------------
                                NOT FDIC INSURED
                    ---------------------------------------
                     MAY LOSE VALUE      NO BANK GUARANTEE
                    ---------------------------------------

An investment in the U.S. Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

First Omaha Funds are distributed by an independent third party, Sunstone Distribution Services, LLC.

These pages are followed by a Prospectus which describes in detail the Funds' objectives, investment policies, risks, fees and other matters of interest. Please read it carefully before investing.

FIRST OMAHA FUNDS - PROSPECTUS

                                                               FIRST OMAHA FUNDS

A family of no-load mutual funds

- FIRST OMAHA U.S. GOVERNMENT MONEY MARKET FUND/SM
- FIRST OMAHA SHORT/INTERMEDIATE FIXED INCOME FUND/R
- FIRST OMAHA FIXED INCOME FUND/R
- FIRST OMAHA BALANCED FUND/R
- FIRST OMAHA EQUITY FUND/R
- FIRST OMAHA GROWTH FUND/SM
- FIRST OMAHA SMALL CAP VALUE FUND/R



PROSPECTUS

July 26, 1999


Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, the First National Bank of Omaha, FNC Trust Group, n.a., First National Colorado, Inc., their parent, First National of Nebraska, Inc., or any of their affiliates. Shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in a Fund involves certain investment risks, including the possible loss of principal.

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS - FIRST OMAHA FUNDS

TABLE OF CONTENTS


THE FUNDS
Principal investment strategies and risks, expenses
and performance
----------------------------------------------------
First Omaha U.S. Government Money Market Fund    1
----------------------------------------------------
First Omaha Short/Intermediate Fixed Income Fund 3
----------------------------------------------------
First Omaha Fixed Income Fund                    5
----------------------------------------------------
First Omaha Balanced Fund                        8
----------------------------------------------------
First Omaha Equity Fund                         11
----------------------------------------------------
First Omaha Growth Fund                         14
----------------------------------------------------
First Omaha Small Cap Value Fund                16
----------------------------------------------------

YOUR INVESTMENT
Buying and selling shares, account policies and management

----------------------------------------------------
Year 2000 Issues                                18
----------------------------------------------------
Buying Shares                                   19
----------------------------------------------------
Selling Shares                                  19
----------------------------------------------------
Exchanging Shares                               20
----------------------------------------------------
Transaction Policies                            20
----------------------------------------------------
Dividends and Taxes                             21
----------------------------------------------------
Management of the Company                       22
----------------------------------------------------
Financial Highlights                            25
----------------------------------------------------


FOR MORE INFORMATION           Back cover

FIRST OMAHA FUNDS - PROSPECTUS
--------------------------------------------------------------------------------

THE FUNDS
------------------------------------

First Omaha U.S. Government Money Market Fund/SM
OBJECTIVE

The investment objective of the Money Market Fund is maximum current income while preserving capital and maintaining liquidity.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

PRINCIPAL INVESTMENTS

The Money Market Fund invests only in U.S. dollar-denominated instruments that the adviser determines present minimal credit risks. They must be rated at purchase in one of the two highest rating categories of a national rating organization, or if unrated, considered at purchase to be of comparable quality by the Fund's investment adviser. The Fund will invest no more than 5% of its assets in securities rated in the second highest category.

All securities in which the Fund invests mature within 397 calendar days. The dollar-weighted average maturity of the Fund's securities will not exceed 90 days.

The Fund may invest in:

-U.S. Treasury obligations, offering varied interest rates, maturities, and times of issuance. These include "stripped" obligations such as Treasury Receipts, representing either future interest or principal payments.



-Obligations issued and/or guaranteed by agencies or instrumentalities of the U.S. government. The Fund may invest not only in obligations of certain agencies and instrumentalities of the U.S. government which are backed by the full faith and credit of the U.S. government, but also in such obligations that are supported only by the issuer's right to borrow from the U.S. Treasury (such as those of the Federal National Mortgage Association), by the discretionary authority of the U.S. government to purchase the agency's obligations (such as those of the Student Loan Marketing Association and the Federal Home Loan Banks), or by the credit of the instrumentality (such as those of the Federal Farm Credit Banks). The Fund will invest in the obligations of such agencies or instrumentalities only when the Fund's investment adviser determines that they present minimal credit risk.



-Repurchase agreements.

PRINCIPAL RISKS

PRESERVATION OF VALUE. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

INTEREST RATE. Changes in interest rates affect the value of the Fund's debt securities, including securities issued or guaranteed by the U.S. government or other government agencies. The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Fund is subject to interest rate risk; when interest rates increase, fixed income securities will decline in value.



DERIVATIVE RISKS. Stripped securities are issued at a discount to their face value and may be more volatile than ordinary debt securities because of the way their principal and interest are returned to investors.

LENDING RISKS. If the seller of a repurchase agreement defaults, the Fund may be exposed to possible loss because of adverse market conditions or a delay in selling the underlying securities to another person.
GOVERNMENT SECURITIES. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

PERFORMANCE HISTORY



The bar chart and table below show the Fund's annual returns and its long-term performance. The bar chart shows you how the Fund's performance has varied from year-to-year and the table shows the Fund's average annual returns. The variability of performance over time provides an indication of the risks of investing in the Fund. As with all mutual funds, past performance is no guarantee of future results.

PROSPECTUS - FIRST OMAHA FUNDS
-------------------------------------------------------------------------------
----------------------------------------------------
YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)
----------------------------------------------------
1992  1993   1994  1995   1996   1997   1998
3.27  2.56   3.56  5.36   4.80   4.90   4.81

The Fund's total return for the three-month period ended March 31, 1999 was 1.02%.

----------------------------------------
    BEST QUARTER       WORST QUARTER
----------------------------------------
      2Q 1995             2Q 1993
----------------------------------------
       1.36%               0.61%
----------------------------------------

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/98
-------------------------------------------------------------
                                            SINCE INCEPTION
                        1 YEAR     5 YEARS     (12/4/91)
-------------------------------------------------------------
U.S. Government
Money Market Fund        4.81%      4.68%        4.18%
-------------------------------------------------------------

The performance information stated above, from inception through April 9, 1995, relates to a predecessor mutual fund, First Omaha U.S. Government Obligations Fund, which began operations on December 4, 1991. The Fund acquired all of the net assets of the predecessor mutual fund on April 9, 1995.



If you would like to know the current seven-day yield for the Fund, call the Fund's toll-free number, 1-800-OMAHA-03.



EXPENSES

This table describes the fees and expenses you may pay in connection with investing in the Fund. The Fund has no shareholder transaction fees. Annual fund operating expenses are deducted from Fund assets, so their effect is reflected in the Fund's share price.

                   ------------------------------------------
                                   FEE TABLE
                   ------------------------------------------
                       U.S. GOVERNMENT MONEY MARKET FUND
                         ANNUAL FUND OPERATING EXPENSES
                           (% OF AVERAGE NET ASSETS)
                   ------------------------------------------
                    Management Fees<F1>                0.25%
                   ------------------------------------------
                    Distribution (12b-1) Fees<F2>      0.01%
                   ------------------------------------------
                    Other Expenses<F1><F3>             0.33%
                   ------------------------------------------
                    Total Fund Operating Expenses<F1>  0.59%
                   ------------------------------------------



<F1> The table above reflects all fees the Fund's service providers were entitled to receive during the fiscal year ended March 31, 1999 pursuant to their contracts with the Fund or others. However, during that year, certain service providers voluntarily waived a portion of their respective fees. Taking these waivers into account, the actual Other Expenses incurred for the fiscal year ended March 31, 1999 were 0.29%. The actual Total Fund Operating Expenses incurred by the Fund for the fiscal year ended March 31, 1999 were 0.54%. These waivers by the service providers are voluntary and therefore may be eliminated at any time.



<F2> The Company has adopted a Rule 12b-1 Plan, pursuant to which the Fund is authorized to pay distribution expenses. The Plan limits the amount of distribution expenses that may be paid by the Fund to an annual rate of no more than 0.25% of the average daily net asset value of the Fund. As of the date of this Prospectus, it is estimated that 12b-1 expenses will be 0.01% of average daily net assets of the Fund. As these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

<F3> " Other Expenses" include miscellaneous fund expenses such as administration, legal, accounting, custody, shareholder servicing and transfer agent fees.



The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and shows what you could pay in expenses over time, based on Total Fund Operating Expenses described in the Fee Table. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and the Fund's operating expenses remain the same. The figure shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, this example is for comparison only.



                   ------------------------------------------
                                EXPENSE EXAMPLE
                   ------------------------------------------
                      1 YEAR   3 YEARS    5 YEARS   10 YEARS
                   ------------------------------------------
                       $60       $189      $329       $738
                   ------------------------------------------

FIRST OMAHA FUNDS - PROSPECTUS
-------------------------------------------------------------------------------

First Omaha Short/Intermediate Fixed Income Fund/R

OBJECTIVE

This Fund seeks generation of current income consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

PRINCIPAL INVESTMENTS
Under normal market conditions, this Fund intends to invest primarily all, but must invest at least 65%, of its assets in fixed income securities, consisting of:

-bonds, notes and debentures from a wide range of U.S. corporate issuers;

-mortgage-related securities;

-state, municipal or industrial revenue bonds;

-obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;

-fixed income securities that can be converted into or exchanged for common stock; or

-U.S. Treasury obligations.



The Fund's investment strategy emphasizes fundamental analysis, relative value and a long-term outlook. "Relative value" is the value the Fund places on a security by comparing it to historical valuations, comparable securities in the same sector, and other securities in different sectors of the fixed income market. The Fund's "long-term outlook" is typically a minimum three to five year view of general market conditions that may affect the overall structure of the Fund's portfolio. The adviser looks for securities that appear to be underpriced compared to other investments available and that keep the Fund diversified.



Fixed income securities are chosen so their maturities are staggered, to manage reinvestment risk and value fluctuations. However, the adviser can go outside this laddered approach if the adviser believes a security appears to offer greater relative value.

The Fund seeks to maintain a dollar-weighted average portfolio maturity of two to five years and is expected to be somewhat less volatile than the Fixed Income Fund. To calculate maturity, the adviser uses each instrument's ultimate maturity date, or the probable date of a call, refunding or redemption provision, or other maturity-shortening device. For securities expected to be repaid before their maturity date (such as mortgage-backed securities), the adviser uses the effective maturity, which is shorter than the stated maturity.



The Fund also seeks to maintain an average portfolio duration comparable to the Lehman Bros. Mutual Fund Short (1-5) U.S. Gov't. Bond Index average duration. Duration is an indicator of the expected volatility of a bond position in response to changes in interest rates. In calculating duration, the Fund measures the average time required to receive all cash flows associated with those debt securities-representing payments of principal and interest-by considering the timing, frequency and amount of payment expected from each portfolio debt security.



The fixed income securities in which the Fund invests will be "investment grade," which means they will be:

-rated at purchase within the four highest ratings of a nationally recognized rating organization, such as Moody's Investors Service, Inc. and Standard & Poor's Corporation; or

-if unrated, considered at purchase by the Fund's investment adviser to be of comparable quality.

MORTGAGE-RELATED SECURITIES. Under normal market conditions, the Fund will invest no more than 25% of its assets in mortgage-related securities, which are backed by obligations such as:

- conventional 30-year fixed rate mortgages;
- 15-year mortgages; or

- adjustable-rate mortgages.

Mortgage-related securities are pass-through securities-an interest in a pool or pools of mortgage obligations. The cash flow from the mortgage obligations is "passed through" to the securities' holders as periodic payments of interest, principal and prepayments (net of service fees).

Other mortgage securities the Fund may purchase include collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs), some of which are issued privately. CMOs may be collateralized by whole-mortgage loans or, more typically, by portfolios of pass-through securities guaranteed by the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association.

PROSPECTUS - FIRST OMAHA FUNDS

PRINCIPAL RISKS

The value of the Fund's shares depends on the value of the securities it owns. An investment in the Funds is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fluctuate significantly, which means you could lose money.

GENERAL MARKET RISKS. Factors affecting the securities markets include domestic and foreign economic growth and decline, interest rate levels and political events. There is a risk the adviser won't accurately predict the direction of these and other factors and, as a result, the adviser's investment decisions may not accomplish what they were intended to achieve. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund. INTEREST RATE RISK. Changes in interest rates affect the value of the Fund's debt securities, including securities issued or guaranteed by the U.S. government or other government agencies. When interest rates rise, the value of the Fund's securities and its shares will decline. A change in interest rates will also affect the amount of income the Fund generates.

CREDIT RISK. The value of the Fund's fixed income securities is affected by the issuer's continued ability to make interest and principal payments. The Fund could lose money if the issuers cannot meet their financial obligation or go bankrupt.



Securities rated in the lowest of the investment-grade categories (e.g., Baa or BBB) are considered more speculative than higher rated securities. Their issuers may not be as financially strong as those of higher rated bonds and may be more vulnerable to periods of economic uncertainty or downturn.



REINVESTMENT RISK. When interest rates decline, cash flows from maturing securities may have to be reinvested at a lower rate.

PREPAYMENT RISK. Mortgage- and asset-backed securities involve prepayment risk, which is the risk that the underlying mortgages or other debts may be refinanced or paid off before they mature during a period of declining interest rates. That will tend to lower the Fund's return and could result in losses to the Fund if it acquired some securities at a premium. Due to prepayments and the need to reinvest principal payments at current rates, mortgage-related securities may be less effective than bonds at maintaining yields when interest rates decline. Mortgage-related securities may be more volatile than other fixed income securities.



PERFORMANCE HISTORY



The bar chart and table below show the Fund's annual returns and its long-term performance. The bar chart shows you how the Fund's performance has varied from year-to-year. The table gives some indication of the risks of an investment in the Fund by comparing the Fund's performance over time to that of the Lehman Bros. Mutual Fund Short (1-5) U.S. Gov't. Index/R. Both the bar chart and table assume reinvestment of dividends and distributions. As with all mutual funds, past performance is no guarantee of future results.



              ---------------------------------------------------
              YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)
              ---------------------------------------------------
              1991   1992   1993  1994  1995  1996   1997  1998
             17.61   5.85   6.38 -1.33  12.74 3.38   6.71  7.76




The Fund's total return for the three-month period ended March 31, 1999 was - 0.72%.

              ---------------------------------------------------
                         BEST QUARTER        WORST QUARTER
              ---------------------------------------------------
                           1Q 1991              1Q 1994
              ---------------------------------------------------
                            8.38%               -1.31%
              ---------------------------------------------------


              ---------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/98
              ---------------------------------------------------

                                                    SINCE INCEPTION
                                      1 YEAR 5 YEARS    (1/1/91)
              ---------------------------------------------------
               Short/Intermediate
               Fixed Income Fund      7.75%   5.75%      7.25%
              ---------------------------------------------------
               Lehman Bros. Mutual
               Fund Short (1-5) U.S.
               Gov't. Bond Index<F1>  7.65%   6.16%      7.14%
              ---------------------------------------------------



<F1> The Lehman Bros. Mutual Fund Short (1-5) U.S. Gov't. Index is an index made up of the Treasury Bond Index (all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues) and the Agency Bond Index (all publicly issued debt of the U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government). A flower bond is a type of U.S. government bond that, regardless of its cost


                                                  FIRST OMAHA FUNDS - PROSPECTUS
--------------------------------------------------------------------------------

     price, can be redeemed at par value in payment of estate taxes if owned by the decedent at the time of death. Foreign-targeted issues are securities targeted for foreign investors. The returns for this index do not reflect any fees or expenses. It is not possible to make a direct investment in an index.



The above performance information of this Fund includes the performance of the Fund's respective predecessor mutual fund and common trust fund. Performance data from December 13, 1992 through April 9, 1995 relates to a predecessor mutual fund, First Omaha Short/Intermediate Fixed Income Fund. The Fund acquired all of the net assets of the predecessor mutual fund on April 9, 1995. The performance prior to December 13, 1992 relates to a predecessor common trust fund. The common trust fund was managed by First National Bank of Omaha, which manages the Fund. The bar chart and table above include information regarding the common trust fund's operations for periods before the Fund's registration statement became effective, as adjusted to reflect the higher expenses incurred by the Funds. The common trust fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions that are imposed by that Act. If the common trust fund had been registered, its performance might have been adversely affected.

EXPENSES

This table describes the fees and expenses you may pay in connection with investing in the Fund. The Fund has no shareholder transaction fees. Annual fund operating expenses are deducted from Fund assets, so their effect is reflected in the Fund's share price.

              ---------------------------------------------------
                                   FEE TABLE
              ---------------------------------------------------

                      SHORT/INTERMEDIATE FIXED INCOME FUND
                         ANNUAL FUND OPERATING EXPENSES
                           (% OF AVERAGE NET ASSETS)
              ---------------------------------------------------
               Management Fees<F1>                        0.50%
              ---------------------------------------------------
               Distribution (12b-1) Fees<F2>              0.01%
              ---------------------------------------------------
               Other Expenses<F1><F3>                     0.63%
              ---------------------------------------------------
               Total Fund Operating Expenses<F1>          1.14%
              ---------------------------------------------------

<F1> The table above reflects all fees the Fund's service providers were entitled to receive during the fiscal year ended March 31, 1999 pursuant to their contracts with the Fund or others. However, during that year, certain service providers voluntarily waived a portion of their respective fees. Taking these waivers into account, the actual Management Fees and Other Expenses incurred for the fiscal year ended March 31, 1999 were 0.45% and 0.52%, respectively. The actual Total Fund Operating Expenses incurred by the Fund for the fiscal year ended March 31, 1999 were 0.97%. These waivers by the service providers are voluntary and therefore may be eliminated at any time.

<F2> The Company has adopted a Rule 12b-1 Plan, pursuant to which the Fund is authorized to pay distribution expenses. The Plan limits the amount of distribution expenses that may be paid by the Fund to an annual rate of no more than 0.25% of the average daily net asset value of the Fund. As of the date of this Prospectus, it is estimated that 12b-1 expenses will be 0.01% of average daily net assets of the Fund. As these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

<F3> " Other Expenses" include miscellaneous fund expenses such as administration, legal, accounting, custody, shareholder servicing and transfer agent fees.



The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and shows what you could pay in expenses over time, based on Total Fund Operating Expenses described in the Fee Table. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and the Fund's operating expenses remain the same. The figure shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, this example is for comparison only.



              ---------------------------------------------------
                                EXPENSE EXAMPLE
              ---------------------------------------------------
                  1 YEAR      3 YEARS       5 YEARS     10 YEARS
              ---------------------------------------------------
                   $116        $362          $628        $1,386
              ---------------------------------------------------



First Omaha Fixed Income Fund/R

OBJECTIVE

This Fund seeks current income consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

PRINCIPAL INVESTMENTS

Under normal market conditions, the Fund intends to invest primarily all, but must invest at least 65%, of its assets in fixed income securities, consisting of:

- bonds, notes and debentures from a wide range of U.S. corporate issuers;

- mortgage-related securities;

PROSPECTUS - FIRST OMAHA FUNDS

- state, municipal or industrial revenue bonds;

- obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; or

- fixed income securities that can be converted into or exchanged for common stock.



The Fund's investment strategy emphasizes fundamental analysis, relative value, and a long-term outlook. "Relative value" is the value the Fund places on a security by comparing it to historical valuations, comparable securities in the same sector, and other securities in different sectors of the fixed income market. The Fund's "long-term outlook" is typically a minimum three to five year view of general market conditions that may affect the overall structure of the Fund's portfolio. The adviser looks for securities that appear to be underpriced compared to other investments available and that keep the Fund diversified.



Fixed income securities are chosen so their maturities are staggered, to manage reinvestment risk and value fluctuations. However, the adviser can go outside this laddered approach if the adviser believes a security appears to offer greater relative value.

The Fund seeks to maintain a dollar-weighted average portfolio maturity of five years or more. To calculate maturity, the adviser uses each instrument's ultimate maturity date, or the probable date of a call, refunding or redemption provision, or other maturity-shortening device. For securities expected to be repaid before their maturity date (such as mortgage-backed securities), the adviser uses the effective maturity, which is shorter than the stated maturity.



The Fund also seeks to maintain an average portfolio duration comparable to the Lehman Bros. Gov't./Corp. Bond Index average duration. Duration is an indicator of the expected volatility of a bond position in response to changes in interest rates. In calculating duration, the Fund measures the average time required to receive all cash flows associated with those debt securities-representing payments of principal and interest-by considering the timing, frequency and amount of payment expected from each portfolio debt security.



The fixed income securities in which the Fund invests will be "investment grade," which means they will be:

- rated at purchase within the four highest ratings of a nationally recognized rating organization, such as Moody's Investors Service, Inc. and Standard & Poor's Corporation; or

- if unrated, considered at purchase by the Fund's investment adviser to be of comparable quality.

MORTGAGE-RELATED SECURITIES. Under normal market conditions, the Fund will invest no more than 25% of its value in mortgage-related securities, which are backed by obligations such as:

- conventional 30-year fixed rate mortgages;

- 15-year mortgages; or

- adjustable-rate mortgages.

Mortgage-related securities are pass-through securities-an interest in a pool or pools of mortgage obligations. The cash flow from the mortgage obligations is "passed through" to the securities' holders as periodic payments of interest, principal and prepayments (net of service fees).

Other mortgage securities the Fund may purchase include collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs), some of which are issued privately. CMOs may be collateralized by whole mortgage loans or, more typically, by portfolios of pass-through securities guaranteed by the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association.
PRINCIPAL RISKS

The value of the Fund's shares depends on the value of the securities it owns. An investment in the Funds is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fluctuate significantly, which means you could lose money.

GENERAL MARKET RISKS. Factors affecting the securities markets include domestic and foreign economic growth and decline, interest rate levels and political events. There is a risk the adviser won't accurately predict the direction of these and other factors and, as a result, the adviser's investment decisions may not accomplish what they were intended to achieve. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund.

                                                  FIRST OMAHA FUNDS - PROSPECTUS
--------------------------------------------------------------------------------



INTEREST RATE RISK. Changes in interest rates affect the value of the Fund's debt securities, including securities issued or guaranteed by the U.S. government or other government agencies. When interest rates rise, the value of the Fund's securities and its shares will decline. A change in interest rates will also affect the amount of income the Fund generates.



CREDIT RISK. The value of the Fund's fixed-income securities is affected by the issuer's continued ability to make interest and principal payments. The Fund could lose money if the issuers cannot meet their financial obligation or go bankrupt.



Securities rated in the lowest of the investment grade categories (e.g., Baa or BBB) are considered more speculative than higher rated securities. Their issuers may not be as financially strong as those of higher rated bonds and may be more vulnerable to periods of economic uncertainty or downturn.



REINVESTMENT RISK. When interest rates decline, cash flows from maturing securities may have to be reinvested at a lower rate.

PREPAYMENT RISK. Mortgage- and asset-backed securities involve prepayment risk, which is the risk that the underlying mortgages or other debts may be refinanced or paid off before they mature during a period of declining interest rates. That will tend to lower the Fund's return and could result in losses to the Fund if it acquired some securities at a premium. Due to prepayments and the need to reinvest principal payments at current rates, mortgage-related securities may be less effective than bonds at maintaining yields when interest rates decline. Mortgage-related securities may be more volatile than other fixed income securities.



PERFORMANCE HISTORY



The bar chart and table below show the Fund's annual returns and its long-term performance. The bar chart shows you how the Fund's performance has varied from year-to-year. The table gives some indication of the risks of an investment in the Fund by comparing the Fund's performance over time to that of the Lehman Bros. Gov't./Corp. Bond Index/R. Both the bar chart and table assume reinvestment of dividends and distributions. As with all mutual funds, past performance is no guarantee of future results.


              ---------------------------------------------------
              YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)
              ---------------------------------------------------
            1989  1990 1991  1992  1993   1994  1995  1996  1997 1998
           13.67  7.62 14.13 7.55  11.06 -4.73  20.43 0.89  9.47 9.37




The Fund's total return for the three-month period ended March 31, 1999 was - 1.78%.

              ---------------------------------------------------
                         BEST QUARTER        WORST QUARTER
              ---------------------------------------------------
                           2Q 1989              1Q 1996
              ---------------------------------------------------
                            7.50%               -3.40%
              ---------------------------------------------------


   -------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/98
   -------------------------------------------------------------------------

                                                             SINCE INCEPTION
                                  1 YEAR    5 YEARS 10 YEARS    (1/31/75)
   -------------------------------------------------------------------------
               Fixed Income Fund   9.37%     6.75%    8.74%       8.90%
   -------------------------------------------------------------------------
               Lehman Bros.
               Gov't./Corp.
               Bond Index<F1>      9.47%     7.30%    9.34%       9.63%
   -------------------------------------------------------------------------



<F1> The Lehman Bros. Gov't./Corp. Bond Index is an index that includes all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues; all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government; and all publicly issued, fixed rate, nonconvertible, investment grade, dollar-denominated, SEC-registered corporate debt (including debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies). A flower bond is a type of U.S. government bond that, regardless of its cost price, can be redeemed at par value in payment of estate taxes if owned by the decedent at the time of death. Foreign-targeted issues are securities targeted for foreign investors. The returns for this index do not reflect any fees or expenses. It is not possible to make a direct investment in an index.



The above performance information of this Fund includes the performance of the Fund's respective predecessor mutual fund and common trust fund. Performance data from December 13, 1992 through April 9, 1995 relates to a predecessor mutual fund, First Omaha Fixed Income Fund. The Fund acquired all of the net assets of the predecessor mutual fund on April 9, 1995. The performance prior to December 13, 1992 relates to a predecessor common trust fund. The

PROSPECTUS - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

common trust fund was managed by First National Bank of Omaha, which manages the Fund. The bar chart and table above include information regarding the common trust fund's operations for periods before the Fund's registration statement became effective, as adjusted to reflect the higher expenses incurred by the Funds. The common trust fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions that are imposed by that Act. If the common trust fund had been registered, its performance might have been adversely affected.

EXPENSES

This table describes the fees and expenses you may pay in connection with investing in the Fund. The Fund has no shareholder transaction fees. Annual fund operating expenses are deducted from Fund assets, so their effect is reflected in the Fund's share price.

              ---------------------------------------------------
                                   FEE TABLE
              ---------------------------------------------------
                               FIXED INCOME FUND
                         ANNUAL FUND OPERATING EXPENSES
                           (% OF AVERAGE NET ASSETS)
              ---------------------------------------------------
               Management Fees<F1>                      0.60%
              ---------------------------------------------------
               Distribution (12b-1) Fees<F2>            0.01%
              ---------------------------------------------------
               Other Expenses<F1><F3>                   0.45%
              ---------------------------------------------------
               Total Fund Operating Expenses<F1>        1.06%
              ---------------------------------------------------

<F1> The table above reflects all fees the Fund's service providers were entitled to receive during the fiscal year ended March 31, 1999 pursuant to their contracts with the Fund or others. However, during that year, certain service providers voluntarily waived a portion of their respective fees. Taking these waivers into account, the actual Management Fees and Other Expenses incurred for the fiscal year ended March 31, 1999 were 0.55% and 0.33%, respectively. The actual Total Fund Operating Expenses incurred by the Fund for the fiscal year ended March 31, 1999 were 0.88%. These waivers by the service providers are voluntary and therefore may be eliminated at any time.

<F2> The Company has adopted a Rule 12b-1 Plan, pursuant to which the Fund is authorized to pay distribution expenses. The Plan limits the amount of distribution expenses that may be paid by the Fund to an annual rate of no more than 0.25% of the average daily net asset value of the Fund. As of the date of this Prospectus, it is estimated that 12b-1 expenses will be 0.01% of average daily net assets of the Fund. As these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
<F3> " Other Expenses" include miscellaneous fund expenses such as administration, legal, accounting, custody, shareholder servicing and transfer agent fees.



The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and shows what you could pay in expenses over time, based on Total Fund Operating Expenses described in the Fee Table. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and the Fund's operating expenses remain the same. The figure shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, this example is for comparison only.



              ---------------------------------------------------
                                EXPENSE EXAMPLE
              ---------------------------------------------------
                  1 YEAR      3 YEARS       5 YEARS     10 YEARS
              ---------------------------------------------------
                   $108        $337          $585        $1,294
              ---------------------------------------------------


First Omaha Balanced Fund/R

OBJECTIVE

The investment objective of the Balanced Fund is capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

PRINCIPAL INVESTMENTS



Based on the adviser's assessment of market conditions, the Balanced Fund will allocate its assets among stocks, fixed income securities and cash equivalents. The Fund will invest 35% to 65% of its total assets in stocks and convertible securities, and at least 35% of its total assets in fixed income securities. However, under normal market conditions, the Fund intends to maintain an approximately equal allocation between stocks and fixed income securities.

EQUITIES. In general, the equity portion of the Balanced Fund mirrors the Equity Fund's holdings, and consists primarily of common stocks and securities that can be converted into common stocks, such as convertible bonds, convertible preferred stock, warrants, options and rights. The Balanced Fund will invest in domestic companies with market capitalizations comparable to those of the largest 25% of companies listed on the New York Stock Exchange, currently over $1.5 billion.

The Fund's investment adviser uses a value-oriented investment approach, looking for companies whose stock is trading below book value or what the adviser considers its actual

FIRST OMAHA FUNDS - PROSPECTUS

value. The adviser may also consider other factors, including a company's earnings record and/or dividend growth.

FIXED INCOME SECURITIES. The fixed income portion of the Balanced Fund generally mirrors the Fixed Income Fund's holdings, and includes:

- bonds, notes and debentures from a wide range of U.S. corporate issuers;

- mortgage-related securities;

- state, municipal or industrial revenue bonds;
- obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; or

- fixed income securities that can be converted into or exchanged for common stock.

In addition, the Balanced Fund may invest in U.S. Treasury obligations, cash equivalents, or asset-backed securities.



The fixed income securities in which the Fund invests will be "investment grade," which means they will be:

- rated at purchase within the four highest ratings of a nationally recognized rating organization, such as Moody's Investors Service, Inc. and Standard & Poor's Corporation; or

- if unrated, considered at purchase by the Fund's investment adviser to be of comparable quality.



Fixed income securities are chosen so their maturities are staggered, to manage reinvestment risk and value fluctuations. However, the adviser can go outside this laddered approach if the adviser believes a security appears to offer greater relative value.

With respect to the fixed income portion of the Balanced Fund, the Fund seeks to maintain a dollar-weighted average portfolio maturity of five years or more. To calculate maturity, the adviser uses each instrument's ultimate maturity date, or the probable date of a call, refunding or redemption provision, or other maturity-shortening device. For securities expected to be repaid before their maturity date (such as mortgage-backed securities), the adviser uses the effective maturity, which is shorter than the stated maturity.
The Fund also seeks to maintain, with respect to the fixed income portion of the Fund, an average portfolio duration comparable to the Lehman Bros. Gov't./Corp. Bond Index average duration. Duration is an indicator of the expected volatility of a bond position in response to changes in interest rates. In calculating duration, the Fund measures the average time required to receive all cash flows associated with those debt securities-representing payments of principal and interest-by considering the timing, frequency and amount of payment expected from each portfolio debt security.



PRINCIPAL RISKS

The value of the Fund's shares depends on the value of the securities it owns. An investment in the Funds is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fluctuate significantly, which means you could lose money.

PRINCIPAL RISKS - STOCKS

The stock portion of the Balanced Fund is subject to the risks of equity investing, which include:

GENERAL MARKET RISKS. Factors affecting the securities markets include domestic and foreign economic growth and decline, interest rate levels and political events. There is a risk the adviser won't accurately predict the direction of these and other factors and, as a result, the adviser's investment decisions may not accomplish what they were intended to achieve. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund.

COMMON STOCKS. Risks associated with common stock investing include:

- A company not performing as anticipated. Factors affecting a company's performance can include the strength of its management and the demand for its products or services. Negative performance may affect the earnings growth the adviser anticipated when selecting the stock.

- Instability in the stock market. The market generally moves in cycles, with prices rising and falling. The value of the Fund's investments may increase or decrease more than the stock market in general. A downturn in the stock market may lead to lower prices for the stocks the Fund holds even when company fundamentals are strong. A company's stock may drop as a result of technological, environmental or regulatory change. Company news or a change in expected earnings could also affect prices.

PROSPECTUS - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

OVER-THE-COUNTER MARKET. Some of the common stocks in which the Fund invests trade in the over-the-counter market. These "unlisted common stocks" generally trade at a lower volume, which may limit their liquidity.

VALUE INVESTING. This Fund is primarily value oriented and it may not perform as well as other types of mutual funds when its investing style is out of favor. There is also a risk that the stocks selected for this Fund may not reach what the adviser believes are their full value.

PRINCIPAL RISKS - FIXED INCOME SECURITIES

The fixed income securities portion of the Balanced Fund is subject to the risks associated with the Fixed Income Fund, which include:



INTEREST RATE RISK. Changes in interest rates affect the value of the Fund's debt securities, including securities issued or guaranteed by the U.S. government or other government agencies. When interest rates rise, the value of the Fund's securities and its shares will decline. A change in interest rates will also affect the amount of income the Fund generates.



CREDIT RISK. The value of the Fund's fixed income securities is affected by the issuer's continued ability to make interest and principal payments. The Fund could lose money if the issuers cannot meet their financial obligation or go bankrupt.



Securities rated in the lowest of the investment grade categories (e.g., Baa or BBB) are considered more speculative than higher rated securities. Their issuers may not be as financially strong as those of higher rated bonds and may be more vulnerable to periods of economic uncertainty or downturn.



REINVESTMENT RISK. When interest rates decline, cash flows from maturing securities may have to be reinvested in securities with lower yields.

PREPAYMENT RISK. Mortgage- and asset-backed securities involve prepayment risk, which is the risk that the underlying mortgages or other debts may be refinanced or paid off before they mature during a period of declining interest rates. That will tend to lower the Fund's return and could result in losses to the Fund if it acquired these securities at a premium. Due to prepayments and the need to reinvest principal payments at current rates, mortgage-related securities may be less effective than bonds at maintaining yields when interest rates decline. Mortgage-related securities may be more volatile than other fixed income securities.

PERFORMANCE HISTORY

The bar chart and table below show the Fund's annual returns and its long-term performance. The bar chart shows you how the Fund's performance has varied from year-to-year. The table gives some indication of the risks of an investment in the Fund by comparing the Fund's performance over time to that of the S&P 500/R Index, the S&P 500/Barra Value Index/R and the Lehman Bros. Gov't./Corp. Bond Index. Both the bar chart and table assume reinvestment of dividends and distributions. As with all mutual funds, past performance is no guarantee of future results.

              ---------------------------------------------------
              YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)
              ---------------------------------------------------
                             1997             1998
                             14.96            7.66


The Fund's total return for the three-month period ended March 31, 1999 was - 4.50%.


              ---------------------------------------------------
                         BEST QUARTER        WORST QUARTER
              ---------------------------------------------------
                           2Q 1997              3Q 1998
              ---------------------------------------------------
                            9.25%               -3.91%
              ---------------------------------------------------


              ---------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/98
              ---------------------------------------------------
                                                   SINCE INCEPTION
                                            1 YEAR    (8/6/96)
              ---------------------------------------------------
               Balanced Fund                -3.36%      9.83%
              ---------------------------------------------------
               S&P 500 Index<F1>            28.58%     31.65%
              ---------------------------------------------------
               S&P 500/Barra Value Index<F1>14.67%     25.93%
              ---------------------------------------------------
               Lehman Bros. Gov't./Corp.
               Bond Index<F1>                9.47%     10.00%
              ---------------------------------------------------

<F1> The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The S&P 500/Barra Value Index is a market capitalization-weighted index of all the stocks in the S&P 500 that have low price to book ratios. It is designed so that approximately 50% of the S&P 500 market capitalization is in the Barra Value Index. The other 50% is in the Barra Growth Index. The Lehman Bros. Gov't./Corp. Bond Index includes all public obligations of the



                                                  FIRST OMAHA FUNDS - PROSPECTUS
--------------------------------------------------------------------------------

U.S. Treasury, excluding flower bonds and foreign-targeted issues; all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government; and all publicly issued, fixed rate, nonconvertible, investment grade, dollar-denominated, SEC-registered corporate debt (including debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies, or international agencies). The Fund uses equity and fixed income indices for comparison because it generally holds both equity and fixed income securities. In addition, the Fund uses the S&P 500/Barra Value Index because this index is more representative of the Fund's investment style. The returns for these indices do not reflect any fees or expenses. It is not possible to make a direct investment in an index.

EXPENSES

This table describes the fees and expenses you may pay in connection with investing in the Fund. The Fund has no shareholder transaction fees. Annual fund operating expenses are deducted from Fund assets, so their effect is reflected in the Fund's share price.

              ---------------------------------------------------
                                   FEE TABLE
              ---------------------------------------------------
                                 BALANCED FUND
                         ANNUAL FUND OPERATING EXPENSES
                           (% OF AVERAGE NET ASSETS)
              ---------------------------------------------------
               Management Fees<F1>                       0.75%
              ---------------------------------------------------
               Distribution (12b-1) Fees<F2>             0.01%
              ---------------------------------------------------
               Other Expenses<F1><F3>                    0.57%
              ---------------------------------------------------
               Total Fund Operating Expenses<F1>         1.33%
              ---------------------------------------------------

<F1> The table above reflects all fees the Fund's service providers were entitled to receive during the fiscal year ended March 31, 1999 pursuant to their contracts with the Fund or others. However, during that year, certain service providers voluntarily waived a portion of their respective fees. Taking these waivers into account, the actual Management Fees and Other Expenses incurred for the fiscal year ended March 31, 1999 were 0.55% and 0.46%, respectively. The actual Total Fund Operating Expenses incurred by the Fund for the fiscal year ended March 31, 1999 were 1.01%. These waivers by the service providers are voluntary and therefore may be eliminated at any time.

<F2> The Company has adopted a Rule 12b-1 Plan, pursuant to which the Fund is authorized to pay distribution expenses. The Plan limits the amount of distribution expenses that may be paid by the Fund to an annual rate of no more than 0.25% of the average daily net asset value of the Fund. As of the date of this Prospectus, it is estimated that 12b-1 expenses will be 0.01% of average daily net assets of the Fund. As these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

<F3> " Other Expenses" include miscellaneous fund expenses such as administration, legal, accounting, custody, shareholder servicing and transfer agent fees.

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and shows what you could pay in expenses over time, based on Total Fund Operating Expenses described in the Fee Table. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and the Fund's operating expenses remain the same. The figure shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, this example is for comparison only.

              ---------------------------------------------------
                                EXPENSE EXAMPLE
              ---------------------------------------------------
                  1 YEAR      3 YEARS       5 YEARS     10 YEARS
              ---------------------------------------------------
                   $135        $421          $729        $1,601

First Omaha Equity Fund/R

OBJECTIVE

The investment objective of the Equity Fund is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

PRINCIPAL INVESTMENTS



Under normal market conditions, at least 65% of the Fund's total assets will be invested in common stocks and securities that can be converted into common stocks, such as convertible bonds, convertible preferred stock, warrants, options and rights. The Fund invests in domestic companies with market capitalizations comparable to those of the largest 25% of companies listed on the New York Stock Exchange, currently over $1.5 billion. The Fund may also invest up to 35% of its total assets in preferred stocks, warrants and common stocks other than those described above.



The Fund's investment adviser uses a value-oriented investment approach, looking for companies whose stock is trading below book value or what the adviser considers its actual value. The adviser may also consider other factors, including a company's earnings record and/or dividend growth.

PROSPECTUS - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

To meet liquidity, redemption and short-term investing needs, the Fund may invest in short-term obligations including money market funds and U.S. government securities. The Fund may also take a temporary defensive position in such investments, which could keep the Fund from achieving its investment objective.





PRINCIPAL RISKS

The value of the Fund's shares depends on the value of the securities it owns. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fluctuate significantly, which means you could lose money.

GENERAL MARKET RISKS. Factors affecting the securities markets include domestic and foreign economic growth and decline, interest rate levels and political events. There is a risk the adviser won't accurately predict the direction of these and other factors and, as a result, the adviser's investment decisions may not accomplish what they were intended to achieve. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund.

COMMON STOCKS. This Fund invests primarily in common stocks of large companies. The risks of common stock investing include:

- A company not performing as anticipated. Factors affecting a company's performance can include the strength of its management and the demand for its products or services. Negative performance may affect the valuation and earnings growth the adviser perceived when selecting the stock.

- Instability in the stock market. The market generally moves in cycles, with prices rising and falling. The value of the Fund's investments may increase or decrease more than the stock market in general. A downturn in the stock market may lead to lower prices for the stocks the Fund holds even when company fundamentals are strong. A company's stock may drop as a result of technological, environmental, or regulatory change. Company news or a change in expected earnings could also affect prices.

OVER-THE-COUNTER MARKET. Some of the common stocks in which the Fund invests trade in the over-the-counter market. These "unlisted common stocks" generally trade at a lower volume, which may limit their liquidity.

VALUE INVESTING. This Fund is primarily value oriented and it may not perform as well as other types of mutual funds when its investing style is out of favor. There is also a risk that the stocks selected for this Fund may not reach what the adviser believes are their full value.



PERFORMANCE HISTORY



The bar chart and table below show the Fund's annual returns and its long-term performance. The bar chart shows you how the Fund's performance has varied from year-to-year. The table gives some indication of the risks of an investment in the Fund by comparing the Fund's performance over time to that of the S&P 500 Index and the S&P 500/Barra Value Index. Both the bar chart and table assume reinvestment of dividends and distributions. As with all mutual funds, past performance is no guarantee of future results.



        ----------------------------------------------------------------
              YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)
        ----------------------------------------------------------------
         1989  1990  1991   1992  1993  1994  1995  1996  1997   1998
        24.17  -0.76 25.01  8.32 10.87  7.41 26.86 15.77  19.25  7.72
        ----------------------------------------------------------------

The Fund's total return for the three-month period ended March 31, 1999 was - 6.88%.

              ---------------------------------------------------
                         BEST QUARTER        WORST QUARTER
              ---------------------------------------------------
                           2Q 1997              3Q 1990
              ---------------------------------------------------
                            12.30%              -10.94%
              ---------------------------------------------------



FIRST OMAHA FUNDS - PROSPECTUS
--------------------------------------------------------------------------------

   -------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/98
   -------------------------------------------------------------------------

                                                             SINCE INCEPTION
                                  1 YEAR    5 YEARS 10 YEARS    (1/31/75)
   -------------------------------------------------------------------------
          Equity Fund              7.72%     15.17%   14.13%     15.32%
   -------------------------------------------------------------------------
          S&P 500 Index<F1>       28.58%     24.06%   19.21%     16.57%
   -------------------------------------------------------------------------
          S&P 500/Barra
          Value Index<F1>         14.67%     19.87%   16.67%     16.87%
   -------------------------------------------------------------------------



<F1> The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The S&P 500/Barra Value Index is a market capitalization-weighted index of all the stocks in the S&P 500 that have low price to book ratios. It is designed so that approximately 50% of the S&P 500 market capitalization is in the Barra Value Index. The other 50% is in the Barra Growth Index. The S&P 500 Barra Value Index is included for comparison purposes because the securities in the index are indicative of the types of securities held in the Fund. The returns for these indices do not reflect any fees or expenses. It is not possible to make a direct investment in an index.



The above performance information of this Fund includes the performance of the Fund's respective predecessor mutual fund and common trust fund. Performance data from December 13, 1992 through April 9, 1995 relates to a predecessor mutual fund, First Omaha Equity Fund. The Fund acquired all of the net assets of the predecessor mutual fund on April 9, 1995. The performance prior to December 13, 1992 relates to a predecessor common trust fund. The common trust fund was managed by First National Bank of Omaha, which manages the Fund. The bar chart and table above include information regarding the common trust fund's operations for periods before the Fund's registration statement became effective, as adjusted to reflect the higher expenses incurred by the Funds. The common trust fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions that are imposed by that Act. If the common trust fund had been registered, its performance might have been adversely affected.

EXPENSES

This table describes the fees and expenses you may pay in connection with investing in the Fund. The Fund has no shareholder transaction fees. Annual fund operating expenses are deducted from Fund assets, so their effect is reflected in the Fund's share price.

              ---------------------------------------------------
                                   FEE TABLE
              ---------------------------------------------------
                                  EQUITY FUND
                         ANNUAL FUND OPERATING EXPENSES
                           (% OF AVERAGE NET ASSETS)
              ---------------------------------------------------
               Management Fees<F1>                      0.75%
              ---------------------------------------------------
               Distribution (12b-1) Fees<F2>            0.01%
              ---------------------------------------------------
               Other Expenses<F1><F3>                   0.40%
              ---------------------------------------------------
               Total Fund Operating Expenses<F1>        1.16%
              ---------------------------------------------------



<F1> The table above reflects all fees the Fund's service providers were entitled to receive during the fiscal year ended March 31, 1999 pursuant to their contracts with the Fund or others. However, during that year, certain service providers voluntarily waived a portion of their respective fees. Taking these waivers into account, the actual Other Expenses incurred for the fiscal year ended March 31, 1999 were 0.28%. The actual Total Fund Operating Expenses incurred by the Fund for the fiscal year ended March 31, 1999 were 1.03%. These waivers by the service providers are voluntary and therefore may be eliminated at any time.



<F2> The Company has adopted a Rule 12b-1 Plan, pursuant to which the Fund is authorized to pay distribution expenses. The Plan limits the amount of distribution expenses that may be paid by the Fund to an annual rate of no more than 0.25% of the average daily net asset value of the Fund. As of the date of this Prospectus, it is estimated that 12b-1 expenses will be 0.01% of average daily net assets of the Fund. As these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

<F3> " Other Expenses" include miscellaneous fund expenses such as administration, legal, accounting, custody, shareholder servicing and transfer agent fees.



The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and shows what you could pay in expenses over time, based on Total Fund Operating Expenses described in the Fee Table. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and the Fund's operating expenses remain the same. The figure shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, this example is for comparison only.



              ---------------------------------------------------
                                EXPENSE EXAMPLE
              ---------------------------------------------------
                  1 YEAR     3 YEARS    5 YEARS      10 YEARS
                   $118       $368        $638        $1,409
              ---------------------------------------------------

PROSPECTUS - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

First Omaha Growth Fund/SM

OBJECTIVE

The investment objective of the Growth Fund is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

PRINCIPAL INVESTMENTS

In pursuit of long-term capital appreciation, this Fund invests principally in companies the adviser believes have the potential to grow earnings more rapidly than their competitors. Under normal market conditions, more than 50% of the Fund's total assets will be invested in the common stock and convertible securities of companies with capitalizations from $1 billion to $10 billion. The Fund may also invest up to 35% of its total assets in preferred stocks and warrants, or for liquidity needs, pending investment or expense payments, in short-term obligations including commercial paper, bankers' acceptances, certificates of deposit, money market funds, repurchase agreements, and U.S. government obligations.



The rest of the Fund's assets may be invested in companies with market capitalizations over $10 billion. Holdings are typically diversified across the major sectors.

In choosing investments, the Fund's investment adviser looks for companies with:

- market share gains;

- product innovation;

- low-cost production; and

- a history of above-average earnings and dividend growth.





PRINCIPAL RISKS

The value of the Fund's shares depends on the value of the securities it owns. An investment in the Funds is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fluctuate significantly, which means you could lose money.
GENERAL MARKET RISKS. Factors affecting the securities markets include domestic and foreign economic growth and decline, interest rate levels and political events. There is a risk the adviser won't accurately predict the direction of these and other factors and, as a result, the adviser's investment decisions may not accomplish what they were intended to achieve. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund.

COMMON STOCKS. This Fund invests primarily in common stocks, whose risks include:

- A company not performing as anticipated. Factors affecting a company's performance can include the strength of its management and the demand for its products or services. Negative performance may affect the earnings growth the adviser anticipated when selecting the stock.

- Instability in the stock market. The market generally moves in cycles, with prices rising and falling. The value of the Fund's investments may increase or decrease more than the stock market in general. A downturn in the stock market may lead to lower prices for the stocks the Fund holds even when company fundamentals are strong. A company's stock may drop as a result of technological, environmental or regulatory change. Company news or a change in expected earnings could also affect prices.

MID-CAP STOCKS. The emphasis on medium-capitalization companies may lead to risks greater than those of other equity investments. Mid-cap stocks are generally less liquid than large-cap stocks, and may be more affected by technological, environmental or regulatory change.

OVER-THE-COUNTER MARKET. Some of the stocks in which the Fund invests trade in the over-the-counter market. These "unlisted common stocks" generally trade at a lower volume, which may limit their liquidity.
GROWTH INVESTING. This Fund is primarily growth oriented and may not perform as well as other types of mutual funds when its investing style is out of favor. There is also a risk that the stocks selected for this Fund may not grow as the adviser anticipates.

                                                  FIRST OMAHA FUNDS - PROSPECTUS
--------------------------------------------------------------------------------



PERFORMANCE HISTORY



The bar chart and table below show the Fund's annual returns and its long-term performance. The bar chart shows you how the Fund's performance has varied from year-to-year. The table gives some indication of the risks of an investment in the Fund by comparing the Fund's performance over time to that of the S&P MidCap 400 Index/R. Both the bar chart and table assume reinvestment of dividends and distributions. As with all mutual funds, past performance is no guarantee of future results.



              ---------------------------------------------------
              YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)
              ---------------------------------------------------
                1993     1994    1995   1996    1997      1998
                -0.16   -0.49    37.77  12.81   25.86     8.18
              ---------------------------------------------------


The Fund's total return for the three-month period ended March 31, 1999 was - 3.27%.
              ---------------------------------------------------
                         BEST QUARTER        WORST QUARTER
              ---------------------------------------------------
                           4Q 1998              3Q 1998
              ---------------------------------------------------
                            16.95%              -11.95%
              ---------------------------------------------------




              ---------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/98
              ---------------------------------------------------
                                                   SINCE INCEPTION
                                     1 YEAR 5 YEARS (11/30/92)
              ---------------------------------------------------
               Growth Fund            8.18%  16.06%    12.97%
              ---------------------------------------------------
               S&P MidCap 400
               Index<F1>             19.13%  18.85%    18.37%
              ---------------------------------------------------

<F1> The S&P MidCap 400 Index is an unmanaged index of 400 domestic stocks, chosen for market size, liquidity and industry group representation. The returns for this index do not reflect any fees or expenses. It is not possible to make a direct investment in an index.

The above performance information of this Fund includes the performance of the Fund's predecessor common trust fund. The performance prior to April 1, 1998 relates to a predecessor common trust fund. The common trust fund was managed by FNC Trust Group, n.a., which manages the Fund. The bar chart and table above include information regarding the common trust fund's operations for periods before the Fund's registration statement became effective, as adjusted to reflect the higher expenses incurred by the Funds. The common trust fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions that are imposed by that Act. If the common trust fund had been registered, its performance might have been adversely affected.

EXPENSES

This table describes the fees and expenses you may pay in connection with investing in the Fund. The Fund has no shareholder transaction fees. Annual fund operating expenses are deducted from Fund assets, so their effect is reflected in the Fund's share price.

              ---------------------------------------------------
                                   FEE TABLE
              ---------------------------------------------------
                                  GROWTH FUND
                         ANNUAL FUND OPERATING EXPENSES
                           (% OF AVERAGE NET ASSETS)
              ---------------------------------------------------
               Management Fees<F1>                       0.75%
              ---------------------------------------------------
               Distribution (12b-1) Fees<F2>             0.01%
              ---------------------------------------------------
               Other Expenses<F1><F3>                    0.88%
              ---------------------------------------------------
               Total Fund Operating Expenses<F1>         1.64%
              ---------------------------------------------------

<F1> The table above reflects all fees the Fund's service providers were entitled to receive during the fiscal year ended March 31, 1999 pursuant to their contracts with the Fund or others. However, during that year, certain service providers voluntarily waived a portion of their respective fees. Taking these waivers into account, the actual Management Fees and Other Expenses incurred for the fiscal year ended March 31, 1999 were 0.50% and 0.71%, respectively. The actual Total Fund Operating Expenses incurred by the Fund for the fiscal year ended March 31, 1999 were 1.21%. These waivers by the service providers are voluntary and therefore may be eliminated at any time.

<F2> The Company has adopted a Rule 12b-1 Plan, pursuant to which the Fund is authorized to pay distribution expenses. The Plan limits the amount of distribution expenses that may be paid by the Fund to an annual rate of no more than 0.25% of the average daily net asset value of the Fund. As of the date of this Prospectus, it is estimated that 12b-1 expenses will be 0.01% of average daily net assets of the Fund. As these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

<F3> " Other Expenses" include miscellaneous fund expenses such as administration, legal, accounting, custody, shareholder servicing and transfer agent fees.

PROSPECTUS - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------



The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and shows what you could pay in expenses over time, based on Total Fund Operating Expenses described in the Fee Table. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and the Fund's operating expenses remain the same. The figure shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, this example is for comparison only.



              ---------------------------------------------------
                                EXPENSE EXAMPLE
              ---------------------------------------------------
                     1 YEAR    3 YEARS    5 YEARS   10 YEARS
                      $167       $517      $892      $1,944
              ---------------------------------------------------



First Omaha Small Cap Value Fund/R

OBJECTIVE

The investment objective of the Small Cap Value Fund is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

PRINCIPAL INVESTMENTS

Under normal market conditions, the Fund invests at least 65% of its assets in common stocks and convertible securities of companies with small market capitalization. A company's market capitalization is considered "small" if it is less than those of the largest 25% of companies listed on the New York Stock Exchange, currently $1.5 billion. The Fund expects most of these companies will have a market cap of $200 million to $1 billion.

The Fund's investment adviser follows a value-oriented investment style, looking for companies whose stock is trading below book value or what the adviser considers its actual value. The adviser may also consider other factors, including a company's earnings record and/or dividend growth. This Fund does not emphasize current dividend or interest income.

In choosing investments, the adviser looks at quantitative and qualitative measures of a company.

Quantitative measures of a company include:

- price-to-earnings ratio;

- balance sheet strength;

- cash flow; and

- dividend growth potential.

Qualitative measures of a company include:

- efficient use of capital;

- management style and adaptability;

- market share;

- product lines and pricing flexibility;

- distribution systems; and

- use of technology to improve productivity and quality.

The Fund typically diversifies across major industries, holding 30 to 65 companies at a time. Turnover is expected to be low, around 20% under normal market conditions. However, the Fund will sell a security without regard to how long it has owned the security if the investment adviser believes this necessary.

The Fund may also invest up to 35% of its total assets in:

- preferred stocks;

- common stocks other than those described above; or
- corporate bonds, notes and warrants.

To meet liquidity, redemption and short-term investing needs, the Fund may invest in short-term obligations including money market funds and U.S. government securities. The Fund may also take a temporary defensive position in such investments, which could keep the Fund from achieving its investment objective.

Any fixed income securities in which the Fund invests will be "investment grade," which means they will be:

- rated at purchase within the four highest ratings of a nationally recognized rating organization, such as Moody's Investors Service, Inc. and Standard & Poor's Corporation; or

- if unrated, considered at purchase by the Fund's investment adviser to be of comparable quality.

                                                  FIRST OMAHA FUNDS - PROSPECTUS
--------------------------------------------------------------------------------

PRINCIPAL RISKS

The value of the Fund's shares depends on the value of the securities it owns. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fluctuate significantly, which means you could lose money.

GENERAL MARKET RISKS. Factors affecting the securities markets include domestic and foreign economic growth and decline, interest rate levels and political events. There is a risk the adviser won't accurately predict the direction of these and other factors and, as a result, the adviser's investment decisions may not accomplish what they were intended to achieve. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund.

COMMON STOCKS. This Fund invests primarily in common stocks, whose risks include:

- A company not performing as anticipated. Factors affecting a company's performance can include the strength of its management and the demand for its products or services. Negative performance may affect the full value potential the adviser anticipated when selecting the stock.

- Instability in the stock market. The market generally moves in cycles, with prices rising and falling. The value of the Fund's investments may increase or decrease more than the stock market in general. A downturn in the stock market may lead to lower prices for the stocks the Fund holds even when company fundamentals are strong. A company's stock may drop as a result of technological, environmental or regulatory change. Company news or a change in expected earnings could also affect prices.

SMALL-CAP STOCKS. The price of smaller-cap companies may fluctuate dramatically due to such factors as:

- the company's greater dependence on key personnel;

- potentially limited internal resources;

- difficulty obtaining adequate working resources;

- greater dependence on newer products and/or markets;

- technological, regulatory or environmental changes; and

- predatory pricing.

In short, the Fund's risks are likely to be greater than those of other equity investments. It will typically be more volatile than the stock market in general, as measured by the S&P 500 Index.

OVER-THE-COUNTER MARKET. Some of the common stocks in which the Fund invests trade in the over-the-counter market. These "unlisted common stocks" generally trade at a lower volume, which may limit their liquidity.

VALUE INVESTING. This Fund is primarily value oriented and it may not perform as well as other types of mutual funds when its investing style is out of favor. There is also a risk that the stocks selected for this Fund may not reach what the adviser believes are their full value.



PERFORMANCE HISTORY



The bar chart and table below show the Fund's annual returns and its long-term performance. The bar chart shows you how the Fund's performance has varied from year-to-year. The table gives some indication of the risks of an investment in the Fund by comparing the Fund's performance over time to that of the S&P SmallCap 600 Index/R and the S&P SmallCap 600/Barra Value Index/R. Both the bar chart and table assume reinvestment of dividends and distributions. As with all mutual funds, past performance is no guarantee of future results.



              ---------------------------------------------------
              YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)
              ---------------------------------------------------
                             1997              1998
                             21.75            -3.36



The Fund's total return for the three-month period ended March 31, 1999 was - 12.70%.
              ---------------------------------------------------
                         BEST QUARTER        WORST QUARTER
              ---------------------------------------------------
                           4Q 1998              3Q 1998
              ---------------------------------------------------
                            14.05%              -13.57%
              ---------------------------------------------------

PROSPECTUS - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

              ---------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/98
              ---------------------------------------------------
                                                   SINCE INCEPTION
                                         1 YEAR       (6/10/96)
              ---------------------------------------------------
               Small Cap Value Fund      -3.36%         9.83%
              ---------------------------------------------------
               S&P SmallCap 600 Index<F1>-1.31%        11.02%
              ---------------------------------------------------
               S&P SmallCap 600/
               Barra Value Index<F1>     -5.06%        15.19%
              ---------------------------------------------------



<F1> The S&P SmallCap 600 Index is a market-weighted index of 600 domestic stocks chosen for market size, liquidity and industry group representation. The S&P SmallCap 600/Barra Value Index is a market capitalization-weighted index of all the stocks in the S&P SmallCap 600 that have low price to book ratios. It is designed so that approximately 50% of the S&P SmallCap 600 market capitalization is in the Barra Value Index. The other 50% is in the Barra Growth Index. The S&P SmallCap 600 Barra Value Index is included for comparison purposes because the securities in the index are indicative of the types of securities held in the Fund. The returns for these indices do not reflect any fees or expenses. It is not possible to make a direct investment in an index.



EXPENSES

This table describes the fees and expenses you may pay in connection with investing in the Fund. The Fund has no shareholder transaction fees. Annual fund operating expenses are deducted from Fund assets, so their effect is reflected in the Fund's share price.

              ---------------------------------------------------
                                   FEE TABLE
              ---------------------------------------------------
                              SMALL CAP VALUE FUND
                         ANNUAL FUND OPERATING EXPENSES
                           (% OF AVERAGE NET ASSETS)
              ---------------------------------------------------
               Management Fees<F1>                        0.85%
              ---------------------------------------------------
               Distribution (12b-1) Fees<F2>              0.01%
              ---------------------------------------------------
               Other Expenses<F1><F3>                     0.86%
              ---------------------------------------------------
               Total Fund Operating Expenses<F1>          1.72%
              ---------------------------------------------------

<F1> The table above reflects all fees the Fund's service providers were entitled to receive during the fiscal year ended March 31, 1999 pursuant to their contracts with the Fund or others. However, during that year, certain service providers voluntarily waived a portion of their respective fees. Taking these waivers into account, the actual Management Fees and Other Expenses incurred for the fiscal year ended March 31, 1999 were 0.50% and 0.71%, respectively. The actual Total Fund Operating Expenses incurred by the Fund for the fiscal year ended March 31, 1999 were 1.21%. These waivers by the service providers are voluntary and therefore may be eliminated at any time.

<F2> The Company has adopted a Rule 12b-1 Plan, pursuant to which the Fund is authorized to pay distribution expenses. The Plan limits the amount of distribution expenses that may be paid by the Fund to an annual rate of no more than 0.25% of the average daily net asset value of the Fund. As of the date of this Prospectus, it is estimated that 12b-1 expenses will be 0.01% of average daily net assets of the Fund. As these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

<F3> " Other Expenses" include miscellaneous fund expenses such as administration, legal, accounting, custody, shareholder servicing and transfer agent fees.



The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and shows what you could pay in expenses over time, based on Total Fund Operating Expenses described in the Fee Table. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and the Fund's operating expenses remain the same. The figure shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, this example is for comparison only.



              ---------------------------------------------------
                                EXPENSE EXAMPLE
              ---------------------------------------------------
                  1 YEAR      3 YEARS    5 YEARS    10 YEARS
              ---------------------------------------------------
                   $175        $542        $933      $2,030
              ---------------------------------------------------

Year 2000 Issues



While Year 2000 related computer problems could have a negative effect on the Funds, the advisers are working to avoid any problems associated with Year 2000 issues and to obtain assurances from service providers that they are taking similar steps. However, the Funds could be adversely affected if the computer systems used by the advisers and the Funds' other service providers don't properly process and calculate date-related information from and after January 1, 2000. The Funds' respective performances could also be affected if securities they hold decrease in value because of Year 2000 issues.

                                                  FIRST OMAHA FUNDS - PROSPECTUS
--------------------------------------------------------------------------------

BUYING, SELLING and EXCHANGING Shares
-------------------------------------

BUYING SHARES

You can buy First Omaha shares by mail or wire, or through the First National Bank of Omaha and its affiliates, your broker/ dealer, or other institutions. For a Purchase Application, call 1-800-OMAHA-03. The Funds reserve the right to refuse purchases and redemptions that may adversely affect the Funds.

             -----------------------------------------------------
                           OPENING AN ACCOUNT BY MAIL
             -----------------------------------------------------

Make out a check or money order for the amount you want to invest, payable to the Fund you want. See page 20 for minimum amounts.

Mail the check or money order and a completed Purchase Application to:
     First Omaha Funds, Inc.
     P.O. Box 219022
     Kansas City, MO 64121-9022

             -----------------------------------------------------
                         ADDING TO YOUR ACCOUNT BY MAIL
             -----------------------------------------------------

Make out a check or money order for the amount you want to invest, payable to the Fund you want. See page 20 for minimum amounts.

Mail the check or money order and a note with your account number to:
     First Omaha Funds, Inc.
     P.O. Box 219022
     Kansas City, MO 64121-9022

             -----------------------------------------------------
                         ADDING TO YOUR ACCOUNT BY WIRE
             -----------------------------------------------------

Call 1-800-OMAHA-03 for the account number to which funds should be wired. Your bank may charge a wire transfer fee.

             -----------------------------------------------------
                     THROUGH FIRST NATIONAL BANK OF OMAHA,
                        ITS CORRESPONDENTS OR AFFILIATES
             -----------------------------------------------------

You may be able to buy shares through some bank accounts, including those that sweep cash into Money Market Fund shares. These accounts have their own requirements and may charge fees associated with your investment, which will reduce your net return. For details, see your bank representative.

             -----------------------------------------------------
                           THROUGH OTHER INSTITUTIONS
             -----------------------------------------------------

To find out if you can buy shares through your bank, broker/dealer, or other institution, call 1-800-OMAHA-03. Check with your institution on account requirements, procedures, and any fees, which will reduce your net return.

             -----------------------------------------------------
                                AUTO INVEST PLAN
             -----------------------------------------------------

You can make regular monthly or quarterly purchases by ACH transfer from your bank account. The minimum investment to open your account is $100; the minimum for additional investments is $50. To start, complete the Auto Invest Plan Section of the Purchase Application. To change your plan, send the Funds a signature-guaranteed written request. See "Signature Guarantees," on page 21.

SELLING (REDEEMING) SHARES

If you purchase your shares from the Funds, you can redeem them as described below. If you purchase shares through a bank or other institution, you need to meet that institution's account requirements.

             -----------------------------------------------------
                                    BY MAIL
             -----------------------------------------------------

- Send a written request to:
     First Omaha Funds, Inc.
     P.O. Box 219022
     Kansas City, MO 64121-9022

- The Funds will mail a check payable to the shareholder(s) of record to the address of record, or wire the funds at no charge to a previously designated bank account. Check with your bank to determine if it charges a wire transfer fee. See "Signature Guarantees," on page 21.

             -----------------------------------------------------
                                    BY PHONE
              -----------------------------------------------------

- When you open your account, check the box authorizing telephone redemptions on your Purchase Application.

- Call 1-800-OMAHA-03 to request the redemption.

- The Funds will mail a check payable to the shareholder(s) of record to the address of record, or transfer the funds via ACH to a previously designated bank account. There is no charge for ACH transfers. See "Telephone Transactions," on page 21.

PROSPECTUS - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

             -----------------------------------------------------
                                    BY CHECK
             -----------------------------------------------------

- You may also redeem shares of the Money Market Fund by redemption check in amounts of $250 or more, once your checkwriting privilege is established.





             -----------------------------------------------------
                              AUTO WITHDRAWAL PLAN
             -----------------------------------------------------

You can redeem shares automatically every month or quarter and have a check for the specified amount mailed to you. The minimum withdrawal is $100. To start, call 1-800-OMAHA-03. To change your plan, send the Funds a signature-guaranteed written request. See "Signature Guarantees," on page 21. You could have negative tax results if you purchase shares while you're making withdrawals. Be sure to check with your tax adviser on the effects of this plan, especially if you're also purchasing shares.

EXCHANGING SHARES

You can exchange shares of one First Omaha Fund for shares of another. An exchange is considered a sale of shares; you may have a capital gain or loss for federal income tax purposes.

- Read the Prospectus of the Fund whose shares you want to buy in the exchange.

- Mail the Funds your request or call 1-800-OMAHA-03.

- The amount to be exchanged must meet minimum investment requirements, described below.

The Funds may change or eliminate the exchange privilege with 60 days' notice to Shareholders, though there are no plans to do so. You may exchange only into Fund shares legally available in your state.



TRANSACTION Policies
----------------------------------------

SHARE PRICE

The price per share for each Fund, equal to net asset value (NAV), is calculated each business day at the close of trading on the New York Stock Exchange (typically 4 p.m. Eastern Time). A business day is a day on which the NYSE is open for trading. A Fund is not required to calculate NAV if none of its shares were bought or sold that day.

If the Funds receive your buy or sell order before the daily valuation time, you will pay or receive that day's NAV for each share. Otherwise you will pay or receive the next business day's NAV for each share.

To calculate the NAV, First Omaha Funds adds up the value of all a Fund's securities and other assets, subtracts any liabilities, and divides by the number of shares of that Fund outstanding. You can determine the value of your account on any particular day by multiplying the number of shares you own by that day's NAV.

Assets in the Money Market Fund are valued using the amortized cost method. The other Funds' securities are valued at market value.
If market prices aren't available, the Funds' Board of Directors will choose another valuation method. For details, see "Net Asset Value" in the Statement of Additional Information ("SAI").

MINIMUM INVESTMENT

The minimum initial investment for each Fund is $500. For additional investments, it's $50. Under the Auto Invest Plan, the required initial investment drops to $100. The Funds may also waive minimum requirements for Individual Retirement Accounts and payroll deduction plans.

If an exchange or redemption causes the value of your account (other than an Auto Invest Plan or payroll deduction account) to fall below $500, the Funds may ask you to add to your account. If the balance remains below the minimum after 60 days, the Funds may close out your account and mail you the proceeds.

                                                  FIRST OMAHA FUNDS - PROSPECTUS
--------------------------------------------------------------------------------

CONFIRMATION

You'll receive an account statement after each transaction. However, any Auto Invest Plan, Auto Withdrawal Plan, automatic dividend reinvestment and capital gain distribution transactions are reported on your quarterly statement. If you want to confirm these transactions before the end of the quarter, call 1-800-OMAHA-03.

The Funds do not issue share certificates.

REDEMPTION PAYMENTS

If you redeem shares, you'll receive payment within seven days of the Transfer Agent receiving your request. Shares are sold at the next NAV calculated after your request is received in good order. Unless it would hurt a Fund or its Shareholders, the Funds try to honor requests for next-day payment if your order is received on a business day before 4 p.m. Eastern Time, or second-day payment if your order is received after that time.



Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to 15 calendar days. This is intended to protect the Funds and their Shareholders from loss.



The Funds intend to pay cash for all shares redeemed, but under unusual conditions may make payment wholly or partly in portfolio securities whose market value equals the redemption price. You will incur brokerage costs when converting them to cash.

The Funds may also suspend redemptions and payments if the New York Stock Exchange closes or in other emergencies. See "Additional Purchase and Redemption Information" in the SAI.

SIGNATURE GUARANTEES

Signature guarantees are designed to prevent unauthorized transactions. The guarantor pledges that the signature presented is genuine-and, unlike a notary public, is financially responsible if it's not.



You can obtain signature guarantees from banks, brokers/dealers, credit unions, securities exchanges and some other institutions. A notary public is not acceptable. The Funds require a signature guarantee to change the address to which a redemption check is to be mailed or to make the check payable to someone other than the Shareholder(s) of record. The Transfer Agent reserves the right to reject any signature guarantee.



TELEPHONE TRANSACTIONS

For purchases made by telephone, the Funds and their agents will use reasonable procedures to confirm telephone instructions are genuine. These procedures may include, among others, requiring some form of identification before acting on telephone instructions; providing written confirmation of all such transactions; and tape recording all telephone instructions. If reasonable procedures are followed, the Funds and their agents will not be liable for any loss, cost, or expense due to an investor's telephone instructions or an unauthorized telephone redemption.

If, because of peak activity or adverse conditions, you can't place a telephone transaction, consider mailing your request as described in "Buying Shares" and "Selling Shares" on page 19. The Funds reserve the right to refuse a telephone transaction.


DIVIDENDS AND TAXES
--------------------------------------

The Funds generally pass net investment income and realized capital gains, if any, on to Shareholders in the form of dividends and capital gains.


DIVIDENDS



The Money Market Fund declares income dividends daily and pays them monthly. Shares purchased before 4 p.m. Eastern Time accrue interest on the date of purchase. The other Funds declare and pay dividends monthly, generally during the last week of each month. The Funds automatically reinvest your dividends in more shares of the Fund unless you choose to receive them in cash. To receive dividends in cash, or to change that election, notify the Funds in writing.



If you redeem all your shares in a Fund, you'll receive accrued dividends, if applicable, in cash within seven business days.

PROSPECTUS - FIRST OMAHA FUNDS
-------------------------------------------------------------------------------

Distributable net realized capital gains are distributed at least annually. The Money Market Fund does not expect to realize any long-term capital gains or pay any capital gains distributions.

TAXES

Here's an overview of important information about taxes.

- Dividends and distributions you receive, whether in cash or additional shares, are generally taxable.

- Distributions from a Fund's long-term capital gains over net short-term capital losses are taxable as long-term capital gains in the year you receive them, no matter how long you've held the shares.

- Some dividends paid in January may be taxable as if you had received them the previous December.

- Dividends attributable to interest on U.S. Treasury obligations may be subject to state and local taxes, even though the interest would be tax-exempt if you received it directly.
- If the distribution of income or gain realized on the sale of securities causes a share's NAV to fall below what you paid for it, the distribution is a "return of invested principal" but is still taxable as described above.

- If you buy shares shortly before the record date of a Fund's dividend or capital gains distribution, the payment of those dividends or capital gains will reduce your NAV per share. All or a part of such distributions are taxable.

- Corporations may be eligible for a dividends-received deduction on certain dividends. Because the Money Market Fund expects to derive its net investment income from earned interest and short-term capital gains, none of its distributions are expected to qualify for the dividends-received deduction.

At least annually, the Funds will advise you of the source and tax status of all the distributions you've received.

This Prospectus gives only general tax information. Before you invest, consult your tax adviser on federal, state and local tax considerations for your specific situation.


MANAGEMENT of the Company
----------------------------------------

INVESTMENT ADVISERS

For six of the seven Funds (the Money Market Fund, the Short/Intermediate Fixed Income Fund, the Fixed Income Fund, the Balanced Fund, the Equity Fund and the Small Cap Value Fund), First National Bank of Omaha ("First National"), One First National Center, Omaha, NE is the investment adviser. These Funds are managed by a committee.

The Bank is a subsidiary of First National of Nebraska, Inc., a Nebraska corporation with total assets of about $8.2 billion as of December 31, 1998. First National offers clients in the Midwest a full range of financial services and has more than 65 years of experience in trust and investment management. As of December 31, 1998, First National's trust division had about $8.4 billion in assets under administration, with about $3.4 billion under management.

The Growth Fund is advised by FNC Trust Group, n.a., ("FNC"), established in May 1997 as a wholly-owned subsidiary of First National Colorado, Inc.-which is a wholly-owned subsidiary of First National of Nebraska, Inc.

FNC was created to offer a full range of trust and asset management services, both directly and as an agent for banks with trust powers. Currently FNC is an agent for clients of Union Colony Bank, Greeley, Colorado, and serves customers directly from its offices in Boulder and Loveland, Colorado.

The predecessor to FNC was Union Colony Bank's trust division, whose staff moved to FNC when it was formed. The Adviser has no previous experience managing a registered investment company.

As of December 31, 1998, FNC had $31.8 million in assets under administration, directly or as an agent, including more than $30.1 million under investment management.

RESPONSIBILITIES

Supervised by the Board of Directors and following each Fund's investment objectives and restrictions, the Adviser:

- manages a Fund's investments;

                                                 FIRST OMAHA FUNDS - PROSPECTUS
-------------------------------------------------------------------------------

- makes buy/sell decisions and places the orders; and

- keeps records of purchases and sales.



PORTFOLIO MANAGERS

For six of the seven Funds (the Money Market Fund, the Short/Intermediate Fixed Income Fund, the Fixed Income Fund, the Balanced Fund, the Equity Fund and the Small Cap Value Fund), investment decisions are made by committee. No one person is primarily responsible for making investment recommendations.

The Growth Fund is managed by David Jordan. Mr. Jordan has been the senior investment officer of First National Bank of Fort Collins since 1996. From 1992-96 he was portfolio manager and primarily responsible for making investment decisions for First Interstate Bank of Denver. He is a Chartered Financial Analyst and has managed institutional portfolios since 1982.



FEES

For services and related expenses, First National receives a fee from the six Funds it advises. Computed daily and paid monthly, the fee is a percent of each Fund's average daily net assets at these annual rates:

- Small Cap Value Fund: 0.85%

- Equity Fund: 0.75%

- Balanced Fund: 0.75%

- Fixed Income Fund: 0.60%

- Short/Intermediate Fixed Income Fund: 0.50%

- Money Market Fund: 0.25%

Similarly, FNC's fee for advising the Growth Fund is 0.75% of average daily net assets, or a lesser fee agreed to in writing.

The Advisers may choose to waive all or some of their advisory fees, which will cause a Fund's yield and total return to be higher than it would be without the waiver. The Advisers may end such waivers anytime and may not seek reimbursement.

OTHER SERVICE PROVIDERS

The Funds' Board of Directors has appointed various parties to advise and administer the Funds.

ADMINISTRATOR AND DISTRIBUTOR

Sunstone Financial Group, Inc., 207 E. Buffalo St., Suite 400, Milwaukee, WI 53202-5712, is Administrator for each Fund, providing clerical, compliance, regulatory, accounting and other services. Sunstone Distribution Services, LLC, an affiliate of the administrator, is Distributor for the Funds.

CUSTODIAN AND TRANSFER AGENT

First National Bank of Omaha provides for the safekeeping of the Funds' assets. DST Systems, Inc., 210 W. 10th Street, Kansas City, MO 64105 is Sub-Transfer Agent, disbursing dividends and other distributions.

All service providers receive fees. They may choose to waive some or all of their fees, which will cause the Funds' returns to be higher than they would have been without the waiver.
DISTRIBUTION AND SERVICE PLAN

The Company has adopted a plan under federal securities Rule 12b-1 that allows the Funds to pay fees for the sale and distribution of their respective shares. The fees will not exceed an annual rate of 0.25% of a Fund's average daily net assets. Because these fees are paid regularly out of the Fund's assets, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Company has also adopted an Administrative Service Plan under which each Fund may pay compensation to banks and other financial institutions that provide various administrative services for Shareholders. Such institutions may include the Advisers, their correspondent and affiliated banks, and the Administrator and its affiliates.

Computed daily and paid monthly, these fees range up to an annual rate of 0.25% of the average daily net asset value of the shares held by the institution's customers. The Funds' agreement with First National sets that institution's fee at the annual rate of 0.10% of the average aggregate net asset value of shares of each Fund held during the period by customers for whom First National provided services under the Servicing

PROSPECTUS - FIRST OMAHA FUNDS
-------------------------------------------------------------------------------

Agreement. First National may choose to waive some or all of this fee, which will cause a Fund's total return and yield to be higher than without the waiver.

BANKING LAWS

First National believes it has authority under current law to act as Adviser, Custodian and Transfer Agent, and FNC as Adviser and to receive fees for these services and for services they each provide to Shareholders. If banking laws or interpretations change, that could change the way the companies operate; however, the Funds believe this wouldn't affect net asset value per share or result in financial loss to any Shareholder. See "Management of the Company - Glass-Steagall Act" in the SAI for further discussion.

                                                  FIRST OMAHA FUNDS - PROSPECTUS
--------------------------------------------------------------------------------

Financial HIGHLIGHTS
--------------------------------------------------------------------------------



The following tables show you each Fund's financial performance for the past five years, or if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund, assuming reinvestment of all dividends and distributions. This information has been audited by KPMG LLP, the Funds' independent accountants. Their report, along with the Funds' financial statements, is included in the SAI, which is available upon request.



                                                                      U.S. GOVERNMENT MONEY MARKET FUND
                                                           -------------------------------------------------------
                                        YEAR ENDED    YEAR ENDED    YEAR ENDED APRIL 10, 1995<F2>   JULY 1, 1994      YEAR ENDED
                                         MAR. 31,      MAR. 31,      MAR. 31,          TO                TO            JUNE 30,
                                           1999          1998          1997       MAR. 31, 1996     APRIL 9, 1995        1994
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD       $1.00       $1.00         $1.00            $1.00             $1.00          $1.00
------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                      0.05        0.05          0.05             0.05              0.04           0.03
------------------------------------------
 Net realized and unrealized gains (losses)
 on investments                                -           -             -                -                 -              -
-------------------------------------------------    -------       -------          -------           -------        -------
 Total from investment operations           0.05        0.05          0.05             0.05              0.04           0.03
-------------------------------------------------    -------       -------          -------           -------        -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
 Dividends from net investment income       0.05        0.05          0.05             0.05              0.04           0.03
------------------------------------------
 Distributions from capital gains              -           -             -                -                 -              -
-------------------------------------------------    -------       -------          -------           -------        -------
 Total distributions                        0.05        0.05          0.05             0.05              0.04           0.03
-------------------------------------------------    -------       -------          -------           -------        -------
NET ASSET VALUE, END OF PERIOD             $1.00       $1.00         $1.00            $1.00             $1.00          $1.00
------------------------------------------=======    =======       =======          =======           =======        =======
TOTAL RETURN<F3>                           4.63%       4.95%         4.76%            5.14%             3.51%          2.74%
------------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
 Net assets, end of period (000s)       $133,730    $100,497      $125,413          $87,715           $76,105        $89,195
------------------------------------------
 Ratio of net expenses to
  average net assets<F4>                   0.54%       0.55%         0.58%            0.54%             0.63%          0.60%
------------------------------------------
 Ratio of net investment income to average
 net assets<F4>                            4.52%       4.83%         4.66%            5.12%             4.46%          2.68%
------------------------------------------
 Ratio of net expenses to
  average net assets<F4><F5>               0.58%       0.58%         0.59%            0.59%             1.23%          1.13%
------------------------------------------
 Ratio of net investment income to average
 net assets<F4><F5>                        4.48%       4.80%         4.65%            5.07%             3.86%          2.15%
---------------------------------------------------------------------------------------------------------------------------------



<F1> Performance data for each Fund prior to April 10, 1995 relates to a corresponding predecessor First Omaha Fund, the assets of which were acquired on that date.
<F2> Commencement of operations
<F3> Not annualized
<F4> Annualized
<F5> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                                                  PROSPECTUS - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Financial HIGHLIGHTS (continued)
--------------------------------------------------------------------------------


                                                                    SHORT/INTERMEDIATE FIXED INCOME FUND
                                       -------------------------------------------------------------------------------------------
                                        YEAR ENDED    YEAR ENDED    YEAR ENDED APRIL 10, 1995<F2>   JULY 1, 1994      YEAR ENDED
                                         MAR. 31,      MAR. 31,      MAR. 31,          TO                TO            JUNE 30,
                                           1999          1998          1997       MAR. 31, 1996     APRIL 9, 1995        1994
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD       $9.97       $9.73         $9.85            $9.66             $9.62         $10.18
-----------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                      0.51        0.56          0.49             0.52              0.42           0.55
-----------------------------------------
 Net realized and unrealized gains (losses)
 on investments                             0.04        0.24        (0.10)             0.17              0.05         (0.56)
----------------------------------------- -------    -------       -------          -------           -------        -------
 Total from investment operations           0.55        0.80          0.39             0.69              0.47         (0.01)
----------------------------------------- -------    -------       -------          -------           -------        -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
 Dividends from net investment income       0.51        0.56          0.51             0.50              0.43           0.55
-----------------------------------------
 Distributions from capital gains              -           -             -                -                 -              -
-----------------------------------------  -------   -------       -------          -------           -------        -------
 Total distributions                        0.51        0.56          0.51             0.50              0.43           0.55
----------------------------------------- -------    -------       -------          -------           -------        -------
NET ASSET VALUE, END OF PERIOD            $10.01       $9.97         $9.73            $9.85             $9.66        $  9.62
----------------------------------------- =======    =======       =======          =======           =======        =======
TOTAL RETURN<F3>                           5.61%       8.37%         4.00%            7.24%             5.05%        (0.22)%
-----------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
 Net assets, end of period (000s)        $21,636     $19,509       $21,042          $22,056           $22,130        $21,938
-----------------------------------------
 Ratio of net expenses to
  average net assets<F4>                   0.97%       0.99%         0.97%            0.89%             0.88%          0.83%
-----------------------------------------
 Ratio of net investment income to average
 net assets<F4>                            5.05%       5.54%         5.01%            5.34%             5.63%          5.44%
-----------------------------------------
 Ratio of net expenses to
  average net assets<F4><F5>               1.13%       1.15%         1.08%            1.02%             1.51%          1.38%
-----------------------------------------
 Ratio of net investment income to average
 net assets<F4><F5>                        4.89%       5.38%         4.90%            5.21%             5.00%          4.89%
-----------------------------------------
 Portfolio turnover rate<F3>              21.36%      26.58%         4.73%           41.45%             9.93%         20.52%
----------------------------------------------------------------------------------------------------------------------------------


<F1> Performance data for each Fund prior to April 10, 1995 relates to a corresponding predecessor First Omaha Fund, the assets of which were acquired on that date.
<F2> Commencement of operations
<F3> Not annualized
<F4> Annualized
<F5> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

FIRST OMAHA FUNDS - PROSPECTUS
--------------------------------------------------------------------------------

Financial HIGHLIGHTS (continued)
--------------------------------------------------------------------------------

                                                                              FIXED INCOME FUND
                                       -------------------------------------------------------------------------------------------
                                        YEAR ENDED    YEAR ENDED    YEAR ENDED APRIL 10, 1995<F2>   JULY 1, 1994      YEAR ENDED
                                         MAR. 31,      MAR. 31,      MAR. 31,          TO                TO            JUNE 30,
                                           1999          1998          1997       MAR. 31, 1996     APRIL 9, 1995        1994
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD      $10.45      $ 9.84        $10.00           $ 9.63             $9.58         $10.49
-----------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                      0.61        0.59          0.45             0.59              0.51           0.67
-----------------------------------------
 Net realized and unrealized gains (losses)
 on investments                                -        0.61        (0.15)             0.35              0.07         (0.88)
----------------------------------------- ------      ------        ------           ------            ------         ------
 Total from investment operations           0.61        1.20          0.30             0.94              0.58         (0.21)
----------------------------------------- ------      ------        ------           ------            ------         ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
 Dividends from net investment income       0.61        0.59          0.46             0.57              0.53           0.67
-----------------------------------------
 Distributions from capital gains           0.03           -             -                -                 -           0.03
----------------------------------------- ------      ------        ------           ------            ------         ------
 Total distributions                        0.64        0.59          0.46             0.57              0.53           0.70
----------------------------------------- ------      ------        ------           ------            ------         ------
NET ASSET VALUE, END OF PERIOD            $10.42      $10.45        $ 9.84           $10.00            $ 9.63         $ 9.58
----------------------------------------- ======      ======       ======`           ======            ======         ======
TOTAL RETURN<F3>                           5.93%      12.50%         3.06%            9.79%             6.35%        (2.29)%
-----------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
 Net assets, end of period (000s)        $82,420     $77,671       $75,524          $76,342           $66,488        $61,714
-----------------------------------------
 Ratio of net expenses to average
net assets<F4>                             0.88%       0.89%         0.89%            0.83%             0.87%          0.86%
-----------------------------------------
 Ratio of net investment income to
average  net assets<F4>                    5.78%       5.74%         4.48%            5.94%             6.98%          6.52%
-----------------------------------------
 Ratio of net expenses to average
net assets<F4><F5>                         1.05%       1.05%         1.00%            0.96%             1.51%          1.41%
-----------------------------------------
 Ratio of net investment income to
average  net assets<F4><F5>                5.61%       5.58%         4.37%            5.81%             6.34%          5.97%
-----------------------------------------
 Portfolio turnover rate<F3>              31.35%      19.03%        12.66%           37.35%             7.04%         13.09%
---------------------------------------------------------------------------------------------------------------------------------


<F1> Performance data for each Fund prior to April 10, 1995 relates to a corresponding predecessor First Omaha Fund, the assets of which were acquired on that date.
<F2> Commencement of operations
<F3> Not annualized
<F4> Annualized
<F5> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

PROSPECTUS - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------



                                                                  BALANCED FUND
-----------------------------------------------------------------------------------------------------
                                                   YEAR ENDED     YEAR ENDED    AUG. 6, 1996<F1>
                                                    MAR. 31,       MAR. 31,            TO
                                                      1999           1998         MAR. 31, 1997
-----------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                $12.24          $10.41           $10.00
-----------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                0.38            0.38             0.21
-----------------------------------------
 Net realized and unrealized gains (losses)
 on investments                                     (0.81)            1.90             0.40
-----------------------------------------           ------          ------           ------
 Total from investment operations                   (0.43)            2.28             0.61
-----------------------------------------           ------          ------           ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
 Dividends from net investment income                 0.38            0.38             0.20
-----------------------------------------
 Distributions from capital gains                     0.37            0.07                -
-----------------------------------------           ------          ------           ------
 Total distributions                                  0.75            0.45             0.20
-----------------------------------------           ------          ------           ------
NET ASSET VALUE, END OF PERIOD                      $11.06          $12.24           $10.41
-----------------------------------------           ======          ======           ======
TOTAL RETURN<F2>                                   (3.73)%          22.34%            6.14%
-----------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
 Net assets, end of period (000s)                  $23,883         $25,692          $10,895
-----------------------------------------
 Ratio of net expenses to average net
assets<F3>                                           1.01%           0.88%            1.16%
-----------------------------------------
 Ratio of net investment income to average
 net assets<F3>                                      3.20%           3.37%            3.25%
-----------------------------------------
 Ratio of net expenses to average net
assets<F3><F4>                                       1.32%           1.43%            3.04%
-----------------------------------------
 Ratio of net investment income to average
 net assets<F3><F4>                                  2.89%           2.82%            1.37%
-----------------------------------------
 Portfolio turnover rate<F2>                        33.17%          10.46%            5.92%
------------------------------------------------------------------------------------------------------


<F1> Commencement of operations
<F2> Not annualized
<F3> Annualized
<F4> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

FIRST OMAHA FUNDS - PROSPECTUS
--------------------------------------------------------------------------------


                                                                                 EQUITY FUND
                                       -------------------------------------------------------------------------------------------
                                        YEAR ENDED    YEAR ENDED    YEAR ENDED APRIL 10, 1995<F2> JULY 1, 1994<F1>    YEAR ENDED
                                         MAR. 31,      MAR. 31,      MAR. 31,          TO                TO            JUNE 30,
                                           1999          1998          1997       MAR. 31, 1996     APRIL 9, 1995      1994<F1>
----------------------------------------------------------------------------------------------------------------------------------->

NET ASSET VALUE, BEGINNING OF PERIOD      $16.19      $13.74        $13.07           $11.39            $10.48         $10.55
-----------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                      0.26        0.29          0.30             0.28              0.21           0.20
-----------------------------------------
 Net realized and unrealized gains
(losses) on investments                   (1.66)        3.50          1.63             2.13              1.48           0.15
----------------------------------------- ------      ------        ------           ------            ------         ------
 Total from investment operations         (1.40)        3.79          1.93             2.41              1.69           0.35
----------------------------------------- ------      ------        ------           ------            ------         ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
 Dividends from net investment income       0.26        0.29          0.30             0.28              0.22           0.20
-----------------------------------------
 Distributions from capital gains           1.17        1.05          0.96             0.45              0.56           0.22
----------------------------------------- ------      ------        ------           ------            ------         ------
 Total distributions                        1.43        1.34          1.26             0.73              0.78           0.42
----------------------------------------- ------      ------        ------           ------            ------         ------
NET ASSET VALUE, END OF PERIOD            $13.36      $16.19        $13.74           $13.07            $11.39         $10.48
----------------------------------------- ======      ======        ======           ======            ======         ======
TOTAL RETURN<F3>                         (9.20)%      28.89%        14.99%           21.52%            16.48%          3.34%
-----------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
 Net assets, end of period (000s)       $231,586    $312,073      $259,200         $224,169          $161,323       $129,381
-----------------------------------------
 Ratio of net expenses to average
net assets<F4>                             1.03%       1.03%         1.04%            0.99%             1.03%          1.04%
-----------------------------------------
 Ratio of net investment income to average
 net assets<F4>                            1.74%       1.89%         2.17%            2.32%             2.50%          1.93%
-----------------------------------------
 Ratio of net expenses to average
net assets<F4><F5>                         1.15%       1.14%         1.10%            1.07%             1.62%          1.54%
-----------------------------------------
 Ratio of net investment income to average
 net assets<F4><F5>                        1.62%       1.78%         2.11%            2.24%             1.91%          1.43%
-----------------------------------------
 Portfolio turnover rate<F3>              24.19%      15.87%        25.66%           26.60%            14.36%         15.86%
------------------------------------------------------------------------------------------------------------------------------------


<F1> Performance data for each Fund prior to April 10, 1995 relates to a corresponding predecessor First Omaha Fund, the assets of which were acquired on that date.
<F2> Commencement of operations
<F3> Not annualized
<F4> Annualized
<F5> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

PROSPECTUS - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------

                                                                 GROWTH FUND                    SMALL CAP VALUE FUND
                                                                --------------   -------------------------------------------------
                                                                  YEAR ENDED       YEAR ENDED        YEAR ENDED   JUNE 10, 1996<F1>
                                                                   MAR. 31,         MAR. 31,          MAR. 31,            TO
                                                                     1999             1999              1998        MAR. 31, 1997
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $10.00           $12.94            $10.52         $10.00
-----------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                                0.10             0.18              0.19           0.15
-----------------------------------------
 Net realized and unrealized gains (losses)
 on investments                                                     (0.53)           (2.73)              2.88           0.58
-----------------------------------------                          -------           ------            ------         ------
 Total from investment operations                                   (0.43)           (2.55)              3.07           0.73
-----------------------------------------                           ------           ------            ------         ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
 Dividends from net investment income                                 0.09             0.18              0.19           0.15
-----------------------------------------
 Distributions from capital gains                                        -             0.36              0.46           0.06
-----------------------------------------                           ------           ------            ------         ------
 Total distributions                                                  0.09             0.54              0.65           0.21
-----------------------------------------                           ------           ------            ------         ------
NET ASSET VALUE, END OF PERIOD                                     $  9.48           $ 9.85            $12.94         $10.52
-----------------------------------------                           ======           ======            ======         ======
TOTAL RETURN<F2>                                                   (4.28)%         (20.18)%            29.60%          7.30%
-----------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
 Net assets, end of period (000s)                                  $14,318          $13,096           $17,019         $7,173
-----------------------------------------
 Ratio of net expenses to average
net assets<F3>                                                       1.21%            1.21%             1.11%          1.34%
-----------------------------------------
 Ratio of net investment income to average
 net assets<F3>                                                      1.15%            1.55%             1.62%          2.15%
-----------------------------------------
 Ratio of net expenses to average
net assets<F3><F4>                                                   1.63%            1.71%             1.92%          3.76%
-----------------------------------------
 Ratio of net investment income to average
 net assets<F3><F4>                                                  0.73%            1.05%             0.81%        (0.27)%
-----------------------------------------
 Portfolio turnover rate<F2>                                        71.80%           26.20%            16.54%          7.45%
-----------------------------------------


<F1> Commencement of operations
<F2> Not annualized
<F3> Annualized
<F4> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                      This page intentionally left blank.

                      This page intentionally left blank.

For more information on the Funds, ask for a free copy of the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI has been filed with the Securities and Exchange Commission and is incorporated by reference, which means it is legally considered part of this Prospectus. It contains more details on all aspects of the Funds.

ANNUAL/SEMI-ANNUAL REPORTS. These reports describe the Funds' performance, list portfolio holdings and include financial statements. The Annual Report contains a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

TO OBTAIN INFORMATION:

BY PHONE
   Call 1-800-OMAHA-03

BY MAIL
   Write to:First Omaha Funds
            P.O. Box 219022
            Kansas City, MO 64141-9022

ON THE INTERNET
   View or download Fund documents at:
   WWW.FIRSTOMAHAFUNDS.COM

You can also copy information about the Funds at the SEC Public Reference Room in Washington, D.C.; call 1-800-SEC-0330 for details. Reports and other information about the Funds are available at the Commission's Web site, http://www.sec.gov, or by sending your request and a duplicating fee to the Public Reference Section of the Commission, 405 5th Street, N.W., Washington, D.C. 20549-6009.

SEC File Number 811-8846

                                     (LOGO)
                                  FIRST OMAHA
                               FAMILY OF FUNDS/R

                                P.O. Box 219022
                           Kansas City, MO 64141-9022
                                 1-800-OMAHA-03

                                                                          508472


                 First Omaha U.S. Government Money Market Fund

                First Omaha Short/Intermediate Fixed Income Fund

                         First Omaha Fixed Income Fund

                           First Omaha Balanced Fund

                            First Omaha Equity Fund

                            First Omaha Growth Fund

                        First Omaha Small Cap Value Fund

                        Each an Investment Portfolio of
                            FIRST OMAHA FUNDS, INC.

                      Statement of Additional Information

                                 July 26, 1999



This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus (the "Prospectus") of First Omaha U.S. Government Money Market Fund (the "Money Market Fund"), First Omaha Short/Intermediate Fixed Income Fund (the "Short/Intermediate Fund"), First Omaha Fixed Income Fund (the "Fixed Income Fund"), First Omaha Balanced Fund (the "Balanced Fund"), First Omaha Equity Fund (the "Equity Fund"), First Omaha Growth Fund (the "Growth Fund"), and First Omaha Small Cap Value Fund (the "Small Cap Value Fund"), (Money Market Fund, Short/Intermediate Fund, Fixed Income Fund, Balanced Fund, Equity Fund, Growth Fund and Small Cap Value Fund, hereinafter collectively referred to as the "Funds" and singly, a "Fund") dated as of the date hereof. The Funds are each separate investment portfolios of First Omaha Funds, Inc. (the "Company"). This Statement of Additional Information is incorporated in its entirety into the Prospectus. No investment in shares of a Fund should be made without first reading such Fund's Prospectus. Copies of the Prospectus may be obtained by writing the Company, P.O. Box 419022, Kansas City, Missouri, 64141-6022, or by telephoning toll free (800) OMAHA-03. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                               TABLE OF CONTENTS
                               -----------------

                                                                       Page
                                                                       ----



THE COMPANY ............................................................B-1

INVESTMENT OBJECTIVES, POLICIES, AND RISKS..............................B-1

     Additional Information on Portfolio Instruments....................B-1
     Investment Restrictions...........................................B-13
     Portfolio Turnover................................................B-16

NET ASSET VALUE........................................................B-16

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.........................B-19

MANAGEMENT OF THE COMPANY .............................................B-20

     Directors and Officers............................................B-20
     Investment Advisers...............................................B-22
     Portfolio Transactions............................................B-25
     Glass-Steagall Act................................................B-27
     Administrator/Fund Accountant.....................................B-28
     Expenses..........................................................B-29
     Distributor.......................................................B-30
     Administrative Services Plan......................................B-32
     Custodian.........................................................B-33
     Transfer Agency Services..........................................B-34
     Auditors..........................................................B-34
     Legal Counsel.....................................................B-34

ADDITIONAL INFORMATION.................................................B-35

     Organization and Capital Structure................................B-35
     Shareholder Meetings..............................................B-36
     Ownership of Shares...............................................B-36
     Vote of a Majority of the Outstanding Shares......................B-36
     Additional Tax Information........................................B-37
     Yield of the Money Market Fund....................................B-38
     Yield of the Fixed Income Fund
       and the Short/Intermediate Fund ................................B-39
     Calculation of Total Return.......................................B-39
     Distribution Rates................................................B-40
     Performance Comparisons...........................................B-40
     Miscellaneous.....................................................B-41
     Financial Statements..............................................B-41

FINANCIAL STATEMENTS

APPENDIX................................................................A-1

                      STATEMENT OF ADDITIONAL INFORMATION


                                  THE COMPANY


     First Omaha Funds, Inc. (the "Company") is an open-end management investment company which currently offers seven diversified investment portfolios: the Money Market Fund, the Short/Intermediate Fund, the Fixed Income Fund, the Balanced Fund, the Equity Fund, the Growth Fund and the Small Cap Value Fund.




                  INVESTMENT OBJECTIVES, POLICIES, AND RISKS

Additional Information on Portfolio Instruments
-----------------------------------------------

     The following policies supplement the investment objective, policies and risks of each Fund as set forth in the Prospectus for such Fund.

     Bank Obligations. Each of the Short/Intermediate Fund, Fixed Income Fund, Balanced Fund, Equity Fund, Growth Fund and Small Cap Value Fund, may invest in bank obligations such as bankers' acceptances, certificates of deposit, and demand and time deposits.

     Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances invested in by the Funds will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

     Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and demand and time deposits will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

   The Short/Intermediate Fund, Fixed Income Fund, Balanced Fund, Equity Fund, Growth Fund and Small Cap Value Fund may also invest in Eurodollar Certificates of Deposit, which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Yankee Certificates of Deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar denominated deposits in a foreign branch of a U. S. bank or a foreign bank; and Canadian Time Deposits, which are basically the same as ETDs except they are issued by Canadian offices of major Canadian banks.

   Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

   The Short/Intermediate Fund, Fixed Income Fund, Balanced Fund, Equity Fund, Growth Fund and Small Cap Value Fund may invest in domestic and foreign commercial paper which must be rated by an NRSRO in one of the top three categories. In general, investment in lower-rated instruments is more risky than investment in instruments in higher-rated categories. The Short/Intermediate Fund, Fixed Income Fund, Balanced Fund, Equity Fund, Growth Fund and Small Cap Value Fund may also invest in Canadian commercial paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer.

Under normal market conditions, the Small Cap Value Fund will invest at least 65% of its total assets in common stocks and securities convertible into common stocks [such as convertible bonds, convertible preferred stocks, warrants, options and rights] issued by companies having small market capitalization.

   Variable Amount Master Demand Notes. Variable amount master demand notes, in which the Short/Intermediate Fund, Fixed Income Fund, Balanced Fund, Equity Fund, Growth Fund and Small Cap Value Fund may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. The Advisers will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand. No Fund will invest more than 5% of its assets in such securities.

   Foreign Investments. The Short/Intermediate Fund, Fixed Income Fund, Balanced Fund, Equity Fund, Growth Fund and Small Cap Value Fund may each invest up to 10% of its assets in foreign securities either directly or through the purchase of sponsored and unsponsored American Depository Receipts ("ADRs"). Unsponsored ADRs may be less liquid than sponsored ADRs, and there may be less information available regarding the underlying foreign issuer for unsponsored ADRs. Investments in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including ADRs, investment companies that invest in foreign securities and securities purchased on foreign securities exchanges, may subject the Funds to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers or in U.S. securities markets. Such risks include trade balances and imbalances, and related economic policies, future adverse political, economic, and social developments, possible imposition of withholding taxes on interest and dividend income, possible seizure, nationalization, or expropriation of foreign investments or deposits, currency blockage, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, or the adoption of other foreign governmental restrictions. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers, and securities markets in foreign countries may be structured differently from and may not be as liquid as the U.S. markets. Where purchases of foreign securities are made in foreign currencies, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Investments in emerging markets involve even greater risks such as immature economic structures and different legal systems.



   Fixed Income Securities. The Equity Fund and Growth Fund may each invest in fixed income securities. Any fixed income securities in which either of these Funds invest will be "investment grade," which means that they will be rated at purchase within the four highest ratings of a nationally recognized rating organization, such as Moody's Investors Service, Inc. and Standard & Poor's Corporation; or if unrated, considered by the Fund's investment adviser to be of comparable quality.



   U.S. Government Obligations. Each of the Funds may invest in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, including bills, notes and bonds issued by the U.S. Treasury. The Money Market Fund may also invest in "stripped" U.S. Treasury obligations such as Treasury Receipts issued by the U.S. Treasury representing either future interest or principal payments. Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

   Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. government, such as those of the Government National Mortgage Association and the Export-Import Bank of the United States; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Trea-sury; others, such as those of the Student Loan Marketing Association and the Federal Home Loan Banks, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Money Market Fund, Short/Intermediate Fund, Fixed Income Fund and Balanced Fund will invest in the obligations of such agencies or instrumentalities only when First National believes that the credit risk with respect thereto is minimal.

   Bonds. The Short/Intermediate Fund, Fixed Income Fund and Balanced Fund may each invest in the following short-term obligations: U.S. dollar-denominated international bonds traded primarily in the United States or abroad; Canadian bonds; and bonds issued by institutions such as the World Bank, the European Community, or two or more sovereign governments.

   These Funds each also expect to invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Such obligations, in the case of debentures, will represent unsecured promises to pay, and in the case of notes and bonds, may be secured by mortgages on real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance.

   Preferred Stock. The Short/Intermediate Fund and Fixed Income Fund may each invest up to 15% of their assets, respectively, in preferred stocks. Some of the preferred stocks in which the Funds invest trade in the over-the-counter market. These "unlisted preferred stocks" generally trade at a lower volume, which may limit their liquidity.

   When-Issued and Delayed-Delivery Securities. Each Fund may purchase securities on a "when-issued" or delayed-delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. A Fund will generally not pay for such securities or start earning interest on them until they are received on the settlement date. When a Fund agrees to purchase securities on a "when-issued" basis, the Custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, such Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of a Fund's commitment. Each Fund's commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions.
It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, a Fund's liquidity and the ability of the Adviser to manage it might be affected in the event its commitments to purchase "when-issued" securities ever exceeded 25% of the value of its assets.

   When a Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in a Fund incurring a loss or missing the opportunity to obtain a price or yield considered to be advantageous. Each of the Funds will engage in "when-issued" delivery transactions only for the purpose of acquiring portfolio securities consistent with and in furtherance of the Fund's investment objectives and policies and not for investment leverage, although such transactions represent a form of leveraging.

   Mortgage-Related Securities. The Short/Intermediate Fund, Fixed Income Fund and Balanced Fund may, consistent with their respective investment objective and policies, invest in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

   Mortgage-related securities, for purposes of such Funds' Prospectus and this Statement of Additional Information, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association and government-related organizations such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, as well as by non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the security and lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return to the Short/Intermediate Fund, Fixed Income Fund and the Balanced Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Funds will receive when these amounts are reinvested.

   The Short/Intermediate Fund, Fixed Income Fund and Balanced Fund may also invest in mortgage-related securities which are collateralized mortgage obligations structured on pools of mortgage pass-through certificates or mortgage loans. Mortgage-related securities will be purchased only if rated in the four highest bond rating categories assigned by one or more appropriate NRSROs, or, if unrated, which the Advisers deems to present attractive opportunities and are of comparable quality.

   There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the U.S. government. GNMA is a wholly-owned U.S.
government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie
Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the U.S. government. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCS"). The FHLMC is a corporate instrumentality of the U.S. government, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the U.S. government or by any Federal Home Loan Banks and do not constitute a debt or obligation of the U.S. government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

   As stated in the Prospectus, also included among the mortgage-related securities that such Funds may purchase are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs") Certain CMOs and REMICs are issued by private issuers. Such securities may be eligible for purchase by the Short/Intermediate Fund, Fixed Income Fund and Balanced Fund if:
(1) the issuer has obtained an exemptive order from the Commission regarding purchases by investment companies of equity interests of other investment companies, or (2) such purchase is within the limitations imposed by Section 12 of the Investment Company Act of 1940, as amended (the "1940 Act").

   Certain debt securities such as, but not limited to, mortgage-backed securities, CMOs, asset-backed securities and securitized loan receivables, as well as securities subject to prepayment of principal prior to the stated maturity date, are expected to be repaid prior to their stated maturity dates. As a result, the effective maturity of these securities is expected to be shorter than the stated maturity. For purposes of compliance with stated maturity policies and calculation of the Short/Intermediate Fund's and Fixed Income Fund's weighted average maturity, the effective maturity of such securities will be used. Depending upon the prevailing market conditions, First National may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions, First National will consider many factors other than current yield, including the preservation of capital, maturity and yield to maturity.

   Other Asset-Backed Securities. The Short/Intermediate Fund, Fixed Income Fund and Balanced Fund may also invest in interests in pools of receivables, such as motor vehicle installment purchase obligations (known as Certificates of Automobile Receivables or CARs) and credit card receivables (known as Certificates of Amortizing Revolving Debts or CARDs). Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities may also be debt instruments which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.

   Such securities are not issued or guaranteed by the U.S. government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. Non-mortgage-backed securities will be purchased by the Short/Intermediate Fund, Fixed Income Fund or Balanced Fund only when rated in one of the four highest rating categories for such securities by one or more appropriate NRSROs at the time of purchase. In addition, such securities generally will have remaining estimated lives at the time of purchase of seven years or less.

   The development of these asset-backed securities is at an early state compared to mortgage-backed securities. While the market for asset-backed securities is becoming increasingly liquid, the market for mortgage-backed securities issued by certain private organizations and non-mortgage-backed securities is not as well developed. The Advisers will limit purchases of asset-backed securities to securities that are deemed to be readily marketable by the Advisers at the time of purchase.

   Asset-backed securities held by the Short/Intermediate Fund, Fixed Income Fund or Balanced Fund arise through the grouping by governmental, government-related and private organizations of loans, receivables and other assets originated by various lenders. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, asset-backed securities provide periodic payments which generally consist of both interest and principal payments.

   The estimated life of an asset-backed security may vary with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of an asset-backed security, will be a function of current market interest rates and other economic and demographic factors. Since prepayment experience can vary, asset-backed securities may be a less effective vehicle for locking in high long-term yields. None of these Funds will invest more than 5% of its assets in such other asset-backed securities.

   Medium-Grade Debt Securities. As stated in the Prospectus, the Short/Intermediate Fund, Fixed Income Fund, Balanced Fund, Equity Fund, Growth Fund and Small Cap Value Fund may each invest in securities within the four highest rating groups assigned by one or more appropriate NRSROs, including securities rated in the fourth highest rating group or, if unrated, judged by the Advisers to be of comparable quality ("Medium-Grade Securities").

   As with other fixed-income securities, Medium-Grade Securities are subject to credit risk and market risk. Market risk relates to changes in a security's value as a result of changes in interest rates. Credit risk relates to the ability of the issuer to make payments of principal and interest. Medium-Grade Securities are considered by Moody's to have speculative characteristics.

   Medium-Grade Securities are considered by Moody's and Standard & Poor's to have some speculative characteristics, and are generally subject to greater credit risk because issuers are more vulnerable to changes in economic conditions, higher interest rates or adverse issuer-specific developments which are more likely to lead to a weaker capacity to make principal and interest payments than comparable higher-rated debt securities. In addition, the price of Medium-Grade Securities is generally subject to greater market risk and therefore reacts more sharply to changes in interest rates. The value and liquidity of Medium-Grade Securities may be diminished by adverse publicity and investor perceptions.

   Because certain Medium-Grade Securities are traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of the Short/Intermediate Fund, Fixed Income Fund, Balanced Fund, Equity Fund, Growth Fund and Small Cap Value Fund to sell such securities at their fair value either to meet redemption requests or to respond to changes in the financial markets may be limited.

   Particular types of Medium-Grade Securities may present special concerns. Some Medium-Grade Securities in which the Short/Intermediate Fund, Fixed Income Fund, Balanced Fund, Equity Fund, Growth Fund and Small Cap Value Fund may invest may be subject to redemption or call provisions that may limit increases in market value that might otherwise result from lower interest rates while increasing the risk that such Funds may be required to reinvest redemption or call proceeds during a period of relatively low interest rates.

   The credit ratings issued by NRSROs are subject to various limitations. For example, while such ratings evaluate credit risk, they ordinarily do not evaluate the market risk of Medium-Grade Securities. In certain circumstances, the ratings may not reflect in a timely fashion adverse developments affecting an issuer. For these reasons, the Advisers conduct their own independent credit analysis of Medium-Grade Securities.

   Should subsequent events cause the rating of a debt security purchased by one of the Funds to fall below the fourth highest rating category, as the case may be, the Advisers will consider such an event in determining whether that Fund should continue to hold that security. The Advisers expect that they would not retain more than 5% of the assets of any Fund in such downgraded securities. In no event, however, would that Fund be required to liquidate any such portfolio security where the Fund should suffer a loss on the sale of such security.

   Securities of Other Investment Companies. Each of the Money Market Fund, Short/Intermediate Fund, Fixed Income Fund, Balanced Fund, Equity Fund, Growth Fund and Small Cap Value Fund may invest in securities issued by other investment companies. Each of the Short/Intermediate Fund, Fixed Income Fund, Balanced Fund, Equity Fund, Growth Fund and Small Cap Value Fund may also invest in Shares of the Money Market Fund. Each of the Money Market Fund, Short/Intermediate Fund, Fixed Income Fund, Balanced Fund, Equity Fund, Growth Fund and Small Cap Value Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by any of these Funds. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that such Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest, other than the Money Market Fund, may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by that Fund and, therefore, will be borne directly by shareholders. In order to reduce the imposition of additional fees as a result of investing in shares of the Money Market Fund, the Advisers, the Administrator and their affiliates will reduce their fees charged to a Fund by an amount equal to the fees charged by such service providers based on a percentage of that Fund's assets attributable to such Fund's investment in the Money Market Fund.



   Income Participation Loans. The Short/Intermediate Fund, Fixed Income Fund and Balanced Fund may make or acquire participation in privately negotiated loans to borrowers. Frequently, such loans have variable interest rates and may be backed by a bank letter of credit; in other cases they may be unsecured.
Such transactions may provide an opportunity to achieve higher yields than those that may be available from other securities offered and sold to the general public.

   Privately arranged loans, however, will generally not be rated by a credit rating agency and will normally be liquid, if at all, only through a provision requiring repayment following demand by the lender. Such loans made by the Short/Intermediate Fund, Fixed Income Fund and Balanced Fund may have a demand provision permitting such Fund to require repayment within seven days. Participation in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are not readily marketable, they will be subject to the Fund's 5% limitation on investments in illiquid securities. Recovery of an investment in any such loan that is illiquid and payable on demand will depend on the ability of the borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless such Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Company's Board of Directors will establish procedures to monitor the credit standing of each such borrower, including its ability to honor contractual payment obligations.

   The Short/Intermediate Fund, Fixed Income Fund and Balanced Fund will purchase income participation loans only if such instruments are, in the opinion of the Advisers, of comparable quality to securities rated within the four highest rating groups assigned by one or more appropriate NRSROs. None of these Funds will invest more than 5% of its assets in such securities.

   Other Loans. In order to generate additional income, each Fund (excluding the Money Market Fund) may, from time to time, lend it portfolio securities to broker-dealers, banks or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral will be valued daily by the Advisers. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to that Fund. During the time portfolio securities are on loan, the borrower pays that Fund any dividends or interest received on such securities. Loans are subject to termination by such Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower would default in its obligations, such Fund bears the risk of delay in recovery of the portfolio securities and the loss of rights in the collateral. A Fund will enter into loan agreements only with broker-dealers, banks or other institutions that the Advisers have determined are creditworthy under guidelines established by the Company's Board of Directors.

   Repurchase Agreements. Securities held by each of the Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and/or registered broker-dealers which the Advisers deem credit-worthy under guidelines approved by the Company's Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements will be of the same type and quality as those in which such Fund may invest directly. The seller under a repurchase agreement will be required to maintain continually the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest) plus the transaction costs, including loss of interest, that such Fund reasonably could expect to incur if the seller defaults. This requirement will be continually monitored by the Advisers if the seller were to default on its repurchase obligation or become insolvent, a Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by such Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Board of Directors of the Company believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Company if presented with the question. Securities subject to repurchase agreements will be held by that Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

   Reverse Repurchase Agreements. As discussed in the Prospectus, each of the Funds may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with that Fund's investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. Each Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. government securities or other liquid, high grade debt securities consistent with such Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities and that the buyer may default on its obligation to sell such securities back to a Fund. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

   Except as otherwise disclosed to the Shareholders of a Fund, the Company will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Advisers, the Administrator, or their affiliates, and will not give preference to the Advisers' correspondents with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements.

   Illiquid Securities. Each Fund may invest up to 5% of its net assets in illiquid securities (i.e., securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities). The Board of Directors has the ultimate authority to determine which securities are liquid or illiquid for purposes of this limitation. Certain securities ("restricted securities") exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended ("Securities Act") (securities that may be resold pursuant to Rule 144A or Regulation S under the Securities Act), may be considered liquid. The Board has delegated to the Advisers the day-to-day determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Directors has directed the Advisers to look to such factors as (a) the nature of the market for a security (including the institutional private or international resale market), (b) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (c) the availability of market quotations (e.g., for securities quoted in PORTAL system), and (d) other permissible relevant factors. Certain securities, such as repurchase obligations maturing in more than seven days, are currently considered illiquid.

   Restricted securities may be sold only in privately negotiated or other exempt transactions, qualified non-U.S. transactions, such as under Regulation S, or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date.
If, during such period, adverse market conditions were to develop, that Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors. If through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 5% of the value of its net assets is invested in illiquid assets, including restricted securities which are not readily marketable, that Fund will take such steps as it deems advisable, if any, to reduce the percentage of such securities to 5% or less of the value of its net assets.

     Temporary Defensive Positions. During temporary defensive periods as determined by First National, the Equity Fund, Growth Fund and Small Cap Value Fund may each hold up to 100% of its total assets in high-quality short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that a Fund is so invested in debt obligations, such Fund may not achieve its investment objective.

     Over-the-Counter Market. The Balanced Fund, Equity Fund, Growth Fund and Small Cap Value Fund may each invest in common stocks, some of which will be traded in the over-the-counter market. In contrast to the securities exchanges, the over-the counter market is not a centralized facility which limits trading activity to securities of companies which initially satisfy certain defined standards. Any security can be traded in the over-the-counter market as long as an individual or firm is willing to make a market in the security. Because there are no minimum requirements for a company's assets or earnings or the number of its stockholders in order for its stock to be traded over-the-counter, there is great diversity in the size and profitability of companies whose stocks trade in this market, ranging from relatively small little-known companies to well-established corporations. When the Fund disposes of such a stock it may have to offer the shares at a discount from recent prices or sell the shares in small lots over an extended period of time.

     Small-and-Medium-Capitalization Companies. The Growth Fund may invest in securities issued by companies with relatively smaller or medium capitalization. Some securities issued by companies with relatively smaller market capitalizations in general present greater risks than securities issued by companies with larger market capitalization and may be subject to large, abrupt or erratic fluctuations in price due, in part, to such factors as the issuer's dependence upon key personnel, the lack of internal resources, the inability to obtain funds from external sources, and dependence on a new product or service for which there is no firmly established market. Therefore, the net asset value of the Fund could be influenced by such price fluctuations in the securities of small-capitalization companies held by the Fund. An emphasis on appreciation and medium-capitalization companies may result in even greater risk than is inherent in other equity investment alternatives. The Fund will likely have somewhat greater volatility than the stock market generally, as measured by the S&P 500 Index.

Investment Restrictions
-----------------------

FUNDAMENTAL RESTRICTIONS



     Each Fund's investment objective is a fundamental policy and may not be changed without a vote of the holders of a majority of such Fund's outstanding Shares. In addition, the following investment restrictions may be changed with respect to a particular Fund only by a vote of the majority of the outstanding Shares of that Fund (as defined under "ADDITIONAL INFORMATION - Vote of a Majority of the Outstanding Shares").

Each of the Funds will not:

1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase: (a) more than 5% of the value of such Fund's total assets would be invested in such issuer; or (b) such Fund would hold more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of a Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

2. Purchase any securities which would cause more than 25% of the value of a Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and repurchase agreements secured by obligations of the U.S. government or its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

3. Borrow money or issue senior securities, except that each Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of such Fund's total assets at the time of its borrowing. A Fund will not purchase securities while its borrowings (including reverse repurchase agreements) exceed 5% of its total assets.

4. Make loans, except that each Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, and may enter into repurchase agreements.

    In addition, the Money Market Fund may not:

     1. Purchase securities on margin, sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite the securities of other issuers, except to the extent that such Fund may be deemed to be an underwriter under certain securities laws, in the disposition of "restricted securities" acquired in accordance with that Fund's investment objectives and policies;

     2. Purchase or sell commodities, commodity contracts (including futures contracts), oil, gas or mineral exploration or development programs, or real estate (although investments by such Fund in marketable securities of companies engaged in such activities are not hereby precluded);

     3.  Write or purchase put or call options;

     4.  Invest in any issuer for purposes of exercising control or management;
         and

     5. Purchase or retain securities of any issuer if the officers or Directors of the Company or the officers or directors of its investment adviser owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.

    In addition, none of the Short/Intermediate Fund, Fixed Income Fund, Balanced Fund, Equity Fund and Small Cap Value Fund may:

   1. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities;

   2.  Engage in any short sales;

   3. Underwrite the securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities";

   4. Purchase or sell commodities or commodities contracts, unless and until disclosed in the current Prospectus of the Funds; and

   5. Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities are not prohibited by this restriction).

   In addition, the Growth Fund may not:

   1. Act as an underwriter or distributor of securities other than shares of the Fund except to the extent that the Fund's participation as part of a group in bidding or by bidding alone, for the purchase of permissible investments directly from an issuer or selling shareholders for the Fund's own portfolio may be deemed an underwriting, and except to the extent that the Fund may be deemed an underwriter under the Securities Act, by virtue of disposing of portfolio securities;

   2. Purchase or sell commodities or commodities contracts unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from engaging in transactions involving foreign currencies, futures contracts, options on futures contracts or options, or from investing in securities or other instruments backed by physical commodities); and

   3. Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities are not prohibited by this restriction).



NON-FUNDAMENTAL RESTRICTIONS

   The following additional investment restrictions may be changed by the Board of Directors without the vote of a majority of the outstanding Shares of a
   Fund:

   Each Fund may not:

   1. Purchase or otherwise acquire any securities if, as a result, more than 5% of that Fund's net assets would be invested in securities that are illiquid.

   2. Purchase securities of other investment companies except (a) to the extent permitted by the Investment Company Act of 1940 and the rules, regulations and orders thereunder, or (b) in connection with a merger, consolidation, acquisition or reorganization.

 In addition, the Money Market Fund may not buy common stocks or voting securities.



   Irrespective of fundamental investment restriction number 1 above, and pursuant to Rule 2a-7 under the 1940 Act, the Money Market Fund will, with respect to 100% of its total assets, limit its investment in the securities of any one issuer in the manner provided by such Rule.



   The Short/Intermediate Fund, Fixed Income Fund, Balanced Fund, Equity Fund and Small Cap Value Fund may not:



   1. Purchase participations or direct interests in oil, gas or other mineral exploration or development programs (although investments by such Funds in marketable securities of companies engaged in such activities are not prohibited in this restriction);



   2. Purchase or retain the securities of an issuer if, to the knowledge of such Fund's management, the officers or Directors of the Company, and the officers or directors of First National, who each owns beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities.

   The Growth Fund may not:

   1. Purchase securities on margin (except to obtain such short-term credits as are necessary for the clearance of purchases and sales of securities) or participate in a joint trading account; provided, however, the Fund may (i) purchase or sell futures contracts, (ii) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts, (iii) write or invest in put or call options on securities and indexes, and (iv) engage in foreign currency transactions. (The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of FNC to save brokerage costs on average prices among them is not deemed to result in a securities trading account.);



   2. Acquire illiquid securities if, as a result of such investments, more than five percent (5%) of the Fund's net assets (taken at market value at the time of each investment) would be invested in illiquid securities. "Illiquid securities" means securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities; and

   3.  Engage in any short sales.



   If any percentage restriction described above (and in the Prospectus) is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction. However, should a change in net asset value or other external events cause a Fund's investment in illiquid securities to exceed such Fund's limit on its investments in such securities, that Fund will act to cause the aggregate amount of illiquid securities to come within such limit as soon as reasonably practicable. In such an event, however, a Fund would not be required to liquidate any portfolio securities where such Fund would suffer a loss on the sale of such securities.

Portfolio Turnover
------------------

   The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The Commission requires that the calculation exclude all securities whose remaining maturities at the time of acquisition were one year or less.

   Because the Money Market Fund intends to invest entirely in securities with remaining maturities of less than one year and because the Commission requires such securities to be excluded from the calculation of portfolio turnover rate, the portfolio turnover with respect to the Money Market Fund is expected to be zero percent for regulatory purposes. The portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. Portfolio turnover will not be a limiting factor in making investment decisions.


                                NET ASSET VALUE

     As indicated in the Prospectus, the net asset value of each Fund is determined and the Shares of each Fund are priced each Business Day at the close of trading on the New York Stock Exchange ("NYSE") (typically 4 p.m. Eastern time), except for Money Market Fund shares, which are priced at 2 p.m. A "Business Day" is a day on which the NYSE is open for trading. A Fund is not required to calculate NAV if none of its shares were bought or sold that day. The NYSE will not open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     Shares are purchased at their net asset value per share. Each Fund, except the Money Market Fund, calculates its net asset value (NAV) as follows:

               NAV=  (Value of Fund Assets)-(Fund Liabilities)
                     -----------------------------------------
                            Number of Outstanding Shares


     Valuation of the Money Market Fund. A security listed or traded on a recognized stock exchange or quoted on Nasdaq is valued at its last sale price prior to the time when assets are valued on the principal exchange on which the security is traded or on Nasdaq. If no sale is reported at that time the most current bid price will be used. All other securities for which over-the-counter market quotations are readily available are valued at the most current bid price. Where quotations are not readily available, the Funds' investments are valued at fair value as determined by management and approved in good faith by the Directors. Debt securities which will mature in more than 60 days are valued at prices furnished by a pricing service approved by the Directors subject to review and determination of the appropriate price by the Company, whenever a furnished price is significantly different from the previous day's furnished price. Securities which will mature in 60 days or less are valued at amortized cost, which approximates market value.

     Generally, trading in foreign securities, as well as U.S. Government securities and certain cash equivalents and repurchase agreements, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the shares of the Funds are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which they are determined and at the close of the NYSE, which will not be reflected in the computation of net asset value. If during such periods, events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined by management and approved in good faith by the Directors.

     For purposes of determining the net asset value per share of each Fund, all assets and liabilities initially expressed in foreign currencies will be converted into United States dollars at the mean between the bid and offer prices of such currencies against United States dollars furnished by a pricing service approved by the Directors.

     A Fund's net asset value per share will be calculated separately from the per share net asset value of the other funds of the Company. "Assets belonging to" a fund consist of the consideration received upon the issuance of shares of the particular fund together with all net investment income, earnings, profits, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular series. Each Fund will be charged with the direct liabilities of that Fund and with a share of the general liabilities of the Company's Funds.

     The Money Market Fund has elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, which the Directors of the Company believe fairly reflects the market-based net asset value per share This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.
This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the instrument. The value of securities in the Money Market Fund can be expected to vary inversely with changes in prevailing interest rates.

     Pursuant to Rule 2a-7, the Money Market Fund will maintain a dollar-weighted average portfolio maturity appropriate to the Money Market Fund's objective of maintaining a stable net asset value per share, provided that the Money Market Fund will not purchase any security with a remaining maturity of more than 397 days (13 months) (securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Company's Board of Directors has also undertaken to establish procedures reasonably designed, taking into account current market conditions and the investment objective of the Money Market Fund, to stabilize the net asset value per share of the Money Market Fund for purposes of sales and redemptions at $1.00; although the Fund seeks to maintain a net asset value per share at $1.00, there can be no assurance that net asset value will not vary. These procedures include review by the Directors, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per share of the Money Market Fund calculated by using available market quotations deviates from $1.00 per Share. In the event such deviation exceeds one-half of one percent, Rule 2a-7 requires that the Board of Directors promptly consider what action, if any, should be initiated. If the Directors believe that the extent of any deviation from the Money Market Fund's $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the average portfolio maturity, withholding or reducing dividends, reducing the number of the Money Market Fund's outstanding Shares without monetary consideration, or utilizing a net asset value per share determined by using available market quotations.

Valuation of the Other Funds.
-----------------------------

     Each security traded on a U.S. national securities exchange or quoted on the Nasdaq National Market System ordinarily will be valued on the basis of its last sale price on the date of valuation or, if there are no sales that day, at the closing bid quotation. Securities traded on exchanges located outside of the U.S. will be valued on the basis of the price as of the most recent close of business on the exchange preceding the time of valuation. Debt securities (other than short-term instruments are valued at prices furnished by a pricing service. Securities and other assets for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Directors of the Company.

Short-term securities are valued at either amortized cost or original cost plus accrued interest, which approximates current value.


           ADDITIONAL PURCHASE, REDEMPTION, AND EXCHANGE INFORMATION

     Purchases. Shares of the Funds are sold on a continuous basis by the Distributor, and the Shares may be purchased either directly from the Funds or through Banks or certain other institutions. Investors purchasing Shares of the Funds may include officers, directors, or employees of the Advisers or their correspondent or affiliated banks.

     Customers of First National and FNC or their correspondent or affiliated banks (collectively, the "Banks") may purchase shares in connection with the requirements of their qualified accounts maintained at the Banks. In the case of the Money Market Fund, these procedures may include instructions under which a customer's account is "swept" automatically no less frequently than weekly and amounts in excess of a minimum amount agreed upon by the Bank and the customer are invested in shares of the Money Market Fund.

     Shares of the Funds purchased through the Banks acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of customers will normally be held of record by the Banks. With respect to shares of the Funds so sold, it is the responsibility of the particular Bank to transmit purchase or redemption orders to the Company and to deliver federal funds for purchase on a timely basis. Beneficial ownership of shares will be recorded by the Banks and reflected in the account statements provided by the Banks to customers. A Bank will exercise voting authority for those shares for which it is granted authority by the customer.

     The Banks and other institutions may impose particular customer account requirements in connection with investments in the Funds, such as minimum account size or minimum account thresholds above which excess cash balances may be invested in Fund shares. In addition, depending on the terms of the particular account used to purchase shares of the Funds, the Banks or other institutions may impose charges against the account. These charges could include asset allocation fees, account maintenance fees, sweep fees, compensatory balance requirements, transaction charges or other charges based upon account transactions, assets or income. The charges will reduce the net return on an investment in a Fund. Investors should contact their institutions with respect to these fees and the particular institution's procedures for purchasing or redeeming shares. This Prospectus should be read in conjunction with any such information received from the Banks or the institutions.

     Exchanges. If shares are purchased through a Bank or other institution, the shares may be exchanged only in accordance with the instructions and procedures pertaining to that account.

     Redemptions. If a customer has agreed with a Bank to maintain a minimum balance in his or her account with the Bank, and the balance in that account falls below that minimum, the customer may be obligated to redeem, or the Bank may redeem on behalf of the customer, all or part of the customer's shares of a Fund to the extent necessary to maintain the required minimum balance. The minimum balance required by any such Bank or other institution may be higher than the minimum required by the Company.

     The Transfer Agent reserves the right to reject any signature guarantee if:
(1) it has reason to believe that the signature is not genuine; (2) it has reason to believe that the transaction would otherwise be improper; or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

     The Company may suspend the right of redemption or postpone the date of payment for Shares of a Fund during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the Commission, (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings, (c) the Commission has by order permitted such suspension, or (d) an emergency exists as a result of which (i) disposal by the Company of securities owned by it is not reasonably practical, or (ii) it is not reasonably practical for the Company to determine the fair value of its net assets.

     The Company may redeem Shares of the Money Market Fund involuntarily if redemption appears appropriate in light of the Company's responsibilities under the 1940 Act. See "NET ASSET VALUE-Valuation of the Money Market Fund" in this Statement of Additional Information.


                           MANAGEMENT OF THE COMPANY

Directors and Officers
----------------------

     Overall responsibility for management of the Company rests with its Board of Directors, which is elected by the Shareholders of the Company. The Company will be managed by the Directors in accordance with the laws of Nebraska governing corporations. The Directors elect the officers of the Company to supervise actively its day-to-day operations.

     The names of the Directors and officers of the Company, their addresses, and principal occupations during the past five years are as follows:

                        Position(s) Held  Principal Occupation(s)
Name, Address, and Age  with the Company  During Past 5 Years
----------------------  ----------------  -----------------------


David P. Greer<F1>      President and     Trust Officer, First
3623 South 107th        Director          National Bank of Omaha
     Avenue                               (1987-1994); presently
Omaha, NE  68124                          retired
Age: 69

Randy M. Pavlick       Secretary         Vice President - General
207 East Buffalo                         Counsel, Sunstone Financial
       Street                            Group, Inc. (1993-present);
Suite 400                                previously in private law
Milwaukee, WI  53202                     practice with Foley &
Age: 39                                  Lardner, a law firm

Paul Schmanski          Treasurer        Administration Services
207 East Buffalo                         Manager, Sunstone Financial
    Street                               Group, Inc. (1995-present);
Suite 400                                previously Staff Accountant,
Milwaukee, WI 53202                      PriceWaterhouse LLP
Age: 29                                  (1991-1995)

Richard P. Snyder       Vice President   Client Services Group
207 East Buffalo                         Manager, Sunstone Financial
       Street                            Group, Inc. (1993-present);
Suite 400                                previously Audit Manager,
Milwaukee, WI  53202                     Sta-Rite Industries, Inc.
Age: 36                                  (1990-1993)

Joseph Caggiano         Director         Vice Chairman (1967-1993),
302 South 36th Street                    Chief Financial Officer
Omaha, NE  68131                         (1967-1991) and Vice-Chairman
Age: 73                                  Emeritus (1993-present) of
                                         Bozell Jacobs



Harry A. Koch, Jr.<F1>   Director        President and Treasurer, The
P.O. Box 6215                            Harry A. Koch Co., insurance
Omaha, NE  68106                         agents and brokers (1958-
Age: 69                                  present)

Robert A. Reed          Director         President and Chief Executive
2600 Dodge Street                        Officer, Physicians Mutual
Omaha, NE  68131                         Insurance Company and
Age: 59                                  Physicians Life Insurance
                                         Company (1974-present)



                        Director         President and Shareholder,
Gary Witt                                Lutz & Company, P.C.,
11837 Miracle Hills                      Certified Public Accountants
Drive                                    (1987-present)
Suite 100
Omaha, NE 68154
Age: 47


<F1> Denotes "interested directors" as defined in the 1940 Act.


   The following table sets forth certain information concerning compensation paid by the Company to its Directors and officers in the fiscal year ending March 31, 1999.

                                     Pension or
                                     Retirement
                     Aggregate    Benefits Accrued  Estimated

                    Compensation     as Part of      Annual        Total
Name and             to be Paid       Company      Retirement   Compensation
Position             by Company       Expenses      Benefits    From Company
--------            ------------     ----------    ----------   ------------


David P. Greer                          -0-           -0-          $6,000
President and
Director

Randy M. Pavlick        -0-             -0-           -0-           -0-
Secretary

Richard P. Snyder       -0-             -0-           -0-           -0-
Vice President

Paul Schmanski          -0-             -0-           -0-           -0-
Treasurer

Joseph Caggiano        $6,000           -0-           -0-          $6,000
Director

Harry A. Koch, Jr.     $5,250           -0-           -0-          $5,250
Director

Robert A. Reed         $6,000           -0-           -0-          $6,000
Director

Gary Witt              $6,000           -0-           -0-          $6,000
Director

     As of March 31, 1999, the Company's officers and Directors, as a group, owned less than 1% of each Fund's outstanding Shares. As of March 31, 1999, the Funds were not aware of any entities that owned a controlling interest (ownership of greater than 25%) or beneficially owned or owned of record 5% of more of the outstanding shares of any Fund.

     The officers of the Company receive no compensation directly from the Company for performing the duties of their offices. The officers of the Company may, from time to time, serve as officers of other investment companies. Sunstone Financial Group, Inc. receives fees from each of the Funds for acting as administrator and the Administrator or its affiliates may receive fees from each of the Funds pursuant to the Distribution and Service Plan and the Administrative Services Plan described below. Messrs. Pavlick, Schmanski, and Snyder are employees of, and are compensated by, the Administrator.

Investment Advisers
-------------------

     Investment advisory services are provided to the Money Market Fund, Short/Intermediate Fund, Fixed Income Fund, Balanced Fund, Equity Fund and Small Cap Value Fund by First National Bank of Omaha, Omaha, Nebraska ("First National"), pursuant to the Investment Advisory Agreement dated as of December 20, 1994 as amended as of December 5, 1995 and June 4, 1996 (the "Investment Advisory

Agreement"). First National is a wholly owned subsidiary of First National of Nebraska, Inc., a Nebraska corporation.

     Investment advisory services are provided to the Growth Fund by FNC Trust Group, n.a. ("FNC") pursuant to the Investment Advisory Agreement dated as of February 3, 1998 (the "Growth Fund Advisory Agreement"). FNC is a wholly owned subsidiary of First National Colorado, Inc. which is a wholly owned subsidiary of First National of Nebraska, Inc., a Nebraska corporation.

     Under the Advisory Agreements, the Advisers have agreed to provide investment advisory services as described in the Prospectus of the Funds. For the services provided and expenses assumed pursuant to the Advisory Agreements, Money Market Fund, Short/Intermediate Fund, Fixed Income Fund, Balanced Fund, Equity Fund and Small Cap Value Fund, pay the Advisers a fee equal to the lesser of (a) a fee computed daily and paid monthly, at an annual rate of twenty-five one-hundredths of one percent (.25%), fifty one-hundredths of one percent (.50%) sixty one-hundredths of one percent (.60%), seventy-five one-hundredths of one percent (.75%), seventy-five one-hundredths of one percent (.75%), seventy-five one-hundredths of one percent (.75%), eighty-five one-hundredths of one percent (.85%), respectively, of the average daily net assets of that Fund, or (b) such other fee as may be agreed upon from time to time in writing by the Company and the Advisers. The Advisers may periodically voluntarily reduce all or a portion of their advisory fees with respect to any Fund, which reduction would increase the net income of that Fund available for distribution as dividends.

Set forth below are the advisory fees, net of fee waivers, First National earned for the three previous fiscal periods ended March 31.


                       Fiscal Year Ended March 31, 1997:
                       ---------------------------------


Fund                     Advisory Fees            Fee Waivers
                         (net of fee waivers)     -----------
                         --------------------

Money Market             $264,627                 $0
Short/Intermediate       $96,855                  $10,762
Fixed Income             $429,257                 $39,046
Balanced                 $0                       $25,234
Equity                   $1,838,101               $0
Small Cap Value          $407                     $25,647

                       Fiscal Year Ended March 31, 1998:

Fund                     Advisory Fees            Fee Waivers
                         (net of fee waivers)     -----------
                         --------------------

Money Market             $275,046                 $0
Short/Intermediate       $89,772                  $9,975
Fixed Income             $422,736                 $38,430
Balanced                 $68,635                  $78,438
Equity                   $2,151,925               $0
Small Cap Value          $33,894                  $62,141


                       Fiscal Year Ended March 31, 1999:

Fund                     Advisory Fees                  Fee Waivers
                         (net of fee waivers)           -----------
                         --------------------

Money Market                     $268,858                       $0
Short/Intermediate                $94,050                  $10,450
Fixed Income                     $450,197                  $40,927
Equity                           $140,350                  $51,037
Balanced                       $2,111,587                       $0
Small Cap Value                   $76,625                  $53,638


Set forth below are the advisory fees, net of fee waivers, FNC earned during the
--------------------------------------------------------------------------------
fiscal year ended March 31, 1999:
---------------------------------


Fund                      Advisory Fees                  Fee Waivers
                          (net of fee waivers)           -----------
                          --------------------
Growth                           $61,210                  $30,604

   Unless otherwise terminated, the Advisory Agreements remain in effect from year to year for successive annual periods ending on June 30 if, as to each Fund, such continuance is approved at least annually by the Company's Board of Directors or by vote of a majority of the outstanding Shares of that Fund (as defined under "ADDITIONAL INFORMATION" in the Statement of Additional Information), and a majority of the Directors who are not parties to the Advisory Agreements or interested persons (as defined in the 1940 Act) of any party to the Advisory Agreements by votes cast in person at a meeting called for such purpose. The Advisory Agreements are terminable as to a Fund at any time on 60 days written notice without penalty by the Directors, by vote of a majority of the outstanding Shares of that Fund, or by the Advisers. The Advisory Agreements also terminate automatically in the event of any assignment, as defined in the 1940 Act.

   The Advisory Agreements provide that the Advisers shall not be liable for any error of judgement or mistake of law or for any loss suffered by a Fund in connection with the performance of the Advisory Agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compen-sation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisers in the performance of their duties, or from reckless disregard by the Advisers of their duties and obligations thereunder.

   First National also serves as the Funds' custodian as more fully discussed under "Custodian" below.

Portfolio Transactions
----------------------

   Pursuant to the Advisory Agreements, the Advisers determine, subject to the general supervision of the Board of Directors of the Company and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by a Fund, and which brokers are to be eligible to execute such Fund's portfolio transactions. Purchases and sales of fixed income debt securities acquired for the Money Market Fund, Short/Intermediate Fund, Fixed Income Fund, Balanced Fund usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of other portfolio securities for the Funds generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Company, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere.

   Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Advisers in their best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers and dealers who provide supplemental investment research to the Advisers may receive orders for transactions on behalf of the Funds. Information so received is in addition to and not in lieu of services required to be performed by the Advisers and does not reduce the advisory fees payable to the Advisers by the Funds. Such information may be useful to the Advisers in serving a Fund and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Advisers in carrying out their obligations to each of the Funds. The Advisers may authorize a Fund to pay a commission in excess of the commission another broker-dealer would have charged if the Advisers determine in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed either in terms of that particular transaction or the Advisers' overall responsibilities to the accounts they manage.

   While the Advisers generally seek competitive commissions, the Company may not necessarily pay the lowest commission available on each brokerage transaction, for reasons discussed above. For the three previous fiscal years ending on March 31, the Funds paid the following brokerage commissions on their respective total transactions:

                       Fiscal Period Ended March 31, 1997

Fund                     Brokerage Commission     Total Transactions

Balanced                 $8,952                   $5,575,479
Equity                   $140,910                 $101,527,949
Small Cap Value          $17,770                  $6,402,342


                   Fiscal Period Ended March 31, 1998

Fund                     Brokerage Commission     Total Transactions

Balanced                 $11,362                  $15,999,858
Equity                   $90,644                  $168,119,274
Small Cap Value          $18,033                  $13,224,031


                   Fiscal Period Ended March 31, 1999
Fund                     Brokerage Commissions    Total Transactions

Balanced                         $15,578                $19,848,197
Equity                          $245,701               $202,491,981
Growth                           $43,980                $32,671,469
Small Cap Value                  $22,005                $10,475,475

   During the fiscal year ended March 31, 1999, the Funds did not direct brokerage transactions to brokers because of research services provided.

   Except as otherwise disclosed to the Shareholders of the Funds and as permitted by applicable laws, rules and regulations, the Company will not, on behalf of any of the Funds, execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Advisers, the Distributor, or their affiliates, and will not give preference to the Advisers' correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

   Investment decisions for each Fund are made independently from those for the other Funds of the Company, any other investment company or account managed by the Advisers. Any such other fund, investment company or account may also invest in the same securities as the Company. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price, and available investments will be allocated as to amount in a manner which the Advisers believe to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Advisers may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other investment companies or accounts in order to obtain best execution. As provided by the Advisory Agreements, in making investment recommendations for each of the Funds, the Advisers will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Company is a customer of the Advisers, their parent or subsidiaries or affiliates and, in dealing with its customers, the Advisers, their parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds.

Glass-Steagall Act
------------------



   In 1971, the United States Supreme Court held in Investment Company
Institute v. Camp that the Federal statutes commonly referred to as the Glass-Steagall Act prohibit a national bank from operating a mutual fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.



   The Advisers believe that they possess the legal authority to perform the services for each of the Funds contemplated by the Prospectus, this Statement of Additional Information, the Advisory Agreements, the Custodian Agreement and the Servicing Agreement without violation of applicable statutes and regulations. The Advisers have been advised by their counsel that counsel believes that such laws should not prevent the Advisers from providing the services required of them under the Advisory Agreements, the Custodian Agreement, and the Servicing Agreement. Future changes in either Federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict the Advisers from continuing to perform such services for the

Company. Depending upon the nature of any changes in the services which could be provided by the Advisers, the Board of Directors of the Company would review the Company's relationship with the Advisers and consider taking all action necessary in the circumstances.

   Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of the Advisers and their affiliated and correspondent banks in connection with Customer purchases of Shares of any of the Funds, those banks might be required to alter materially or discontinue the services offered by them to Customers. It is not anticipated, however, that any change in the Company's method of operations would affect its net asset value per share or result in financial losses to any Customer.

Administrator/Fund Accountant
-----------------------------

     Sunstone Financial Group, Inc. serves as administrator and fund accountant (the "Administrator") to each of the Funds pursuant to the Amended and Restated Administration and Fund Accounting Agreement dated November 4, 1997 and amended February 3, 1998 (the "Administration Agreement"). The Administrator and its affiliates provide administration, distribution and fund accounting services to other investment companies.

     Under the Administration Agreement, the Administrator has agreed to provide office space, facilities, equipment and personnel, compile data for and prepare with respect to the Funds timely Notices to the Commission required pursuant to Rule 24f-2 under the Act and semi-annual reports on Form N-SAR; prepare and file all federal income and excise tax returns and state income tax returns (and such other required tax filings as may be agreed to by the parties) other than those required to be made by the Funds' custodian or transfer agent; prepare compliance filings relating to the registration of the securities of the Funds pursuant to state securities laws with the advice of Funds' counsel; perform securities valuations; determine the income and expense accruals of the Funds; calculate daily net asset values and income factors of the Funds; maintain all general ledger accounts and related subledgers; prepare financial statements for the Annual and Semi-Annual Reports required pursuant to Section 30(d) under the Act; review the Registration Statement for the Funds (on Form N-1A or any replacement therefor) and any amendments thereto, and proxy materials; prepare and monitor each Fund's expense accruals and cause all appropriate expenses to be paid from Fund assets on proper authorization from the Funds; assist in the acquisition of First Omaha Funds' fidelity bond required by the Act, monitor the amount of the bond and make the necessary Commission filings related thereto; check each Fund's compliance with the policies and limitations relating to portfolio investments as set forth in the Prospectus, Statement of Additional Information and Articles of Incorporation and monitor each Fund's status as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended; maintain, and/or coordinate with the other service providers the maintenance of, the accounts, books and other documents required pursuant to Rule 31a-1(a) and (b) under the Act; and generally assist in each Fund's administrative operations.

     The Administrator receives a fee from each Fund for its services as administrator and fund accountant and expenses assumed pursuant to the Administration Agreement, equal to the lesser of a fee calculated daily and paid periodically, at the annual rate of twenty one-hundredths of one percent (.20%) of that Fund's average daily net assets subject to a minimum fee of $300,000 for the Money Market Fund, Short/Intermediate Fund, Fixed Income Fund and Equity Fund in the aggregate and to a minimum fee of $50,000 for each of the Balanced Fund, Growth Fund and Small Cap Value Fund or such other fee as may be agreed upon in writing by the Company and the Administrator. The Administrator may periodically voluntarily reduce all or a portion of its fee with respect to a Fund in order to increase the net income of one or more of the Funds available for distribution as dividends.

     Unless otherwise terminated as provided therein, the Administration Agreement remains in effect from year to year for successive annual periods
ending on April 10.   The Administration Agreement is terminable with respect to a particular Fund only upon mutual agreement of the parties to the Administra-tion Agreement and on not less than 90 days' notice by the Company's Board of Directors or by the Administrator.

     The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by any of the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder. For the fiscal period ended March 31, 1997, the Administrator earned $196,204, $39,821, $144,475, $3,873, $453,766 and $4,513, net of fee waivers of $15,497,
$3,226, $11,626, $28,731, $36,394 and $35,762 for the Money Market Fund,
Short/Intermediate Fund, Fixed Income Fund, Balanced Fund, Equity Fund and Small Cap Value Fund, respectively. For the fiscal period ended March 31, 1998, the Administrator earned $183,788, $33,264, $127,827, $35,000, $477,003 and $30,000,
net of fee waivers of $36,249, $6,635, $25,895, $15,000, $96,844 and $20,000 for
the Money Market Fund, Short/Intermediate Fund, Fixed Income Fund, Balanced Fund, Equity Fund and Small Cap Value Fund, respectively.

For the fiscal period ended March 31, 1999, the Administrator earned $172,610, $33,545, $131,378, $40,958, $451,890, $33,333 and $37,663 net of fee waivers of
$42,477, $8,255, $32,330, $10,079, $111,200, $16,667 and $12,337 for the Money
Market Fund, Short/Intermediate Fund, Fixed Income Fund, Balanced Fund, Equity Fund, Growth Fund and Small Cap Value Fund, respectively.

Expenses
--------

     The Advisory Agreements provide that if total expenses borne by any of the Funds in any fiscal year exceed expense limitations imposed by applicable state securities regulations, the Advisers will reimburse that Fund by the amount of such excess in proportion to its respective fees. As of the date of this Statement of Additional Information, the Funds are not aware of any state imposed expense limitation applicable to the Funds. Fees imposed upon customer accounts by the Advisers or their affiliated or correspondent banks for cash management services are not included within Fund expenses for purposes of any such expense limitation.

     The Advisers and the Administrator each bear all expenses in connection with the performance of their services as investment advisers and administrator, respectively, other than the cost of securities (including brokerage commissions, and issue and transfer taxes, if any) purchased for a Fund. Each Fund will bear the following expenses relating to its operations: organizational expenses; taxes; interest; any brokerage fees and commissions; fees and expenses of the Directors of the Company; Commission fees; state securities qualification fees; costs of preparing and printing Prospectuses for regulatory purposes and for distribution to its current Shareholders; outside auditing and legal expenses; advisory and administration fees; fees and out-of-pocket expenses of the Administrator, Custodian and Transfer Agent; costs for independent pricing service; certain insurance premiums; costs of maintenance of the Company's existence; costs of Shareholders' and Directors' reports and meetings; distribution expenses incurred pursuant to the Distribution and Service Plan described below; and any extraordinary expenses incurred in a Fund's operation.

Distributor
-----------

Sunstone Distribution Services, LLC serves as agent for each of the Funds in the distribution of its Shares pursuant to a Distribution Agreement dated January 1, 1997 and amended February 3, 1998 (the "Distribution Agreement"). Prior to that date, Sunstone Financial Group, Inc., an affiliate of Sunstone Distribution Services, served as agent for each of the Funds in the distribution of its Shares. Unless otherwise terminated, the Distribution Agreement remains in effect from year to year for successive annual periods ending on June 30 if approved at least annually (a) by the Company's Board of Directors or by the vote of a majority of the outstanding shares of the Company, and (b) by the vote of a majority of the Directors of the Company who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

     The Distributor solicits orders for the sale of Shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities. The Distributor receives no compensation under the Distribution Agreement with the Company, but may receive compensation under the Distribution and Service Plan described below.

     As described in the Prospectus, the Company has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act under which each Fund is authorized to make payments to banks, including the Advisers, other institutions and broker-dealers, (with all of the foregoing organizations being referred to as "Participating Organizations") for providing distribution or shareholder service assistance. Payments to such Participating Organizations may be made pursuant to agreements entered into upon the recommendation of the Distributor. The Plan authorizes each Fund to make payments in an amount not in excess, on an annual basis, of 0.25% of the average daily net assets of that Fund.

     Payments may be made by the Funds under the Plan for the purpose of financing any activity primarily intended to result in the sales of shares of the Funds as determined by the Board of Directors. Such activities typically include advertising; compensation for sales and sales marketing activities of financial services agents and others, such as dealers or distributors; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead. To the extent any activity is one which the Funds may finance without a Plan, the Funds may also make payments to finance such activity outside of the Plan and not subject to its limitations. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred.

For the fiscal period ended March 31, 1999, no 12b-1 payments were made under the Plan.

     As required by Rule 12b-1, the Plan was approved by the sole shareholder of each of the Funds and by the Board of Directors, including a majority of the Directors who are not interested persons of any of the Funds and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Directors"). The Plan may be terminated as to a Fund by vote of a majority of the Independent Directors, or by vote of majority of the outstanding Shares of that Fund. Any change in the Plan that would materially increase the distribution cost to a Fund requires Shareholder approval. The Directors review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Directors including a majority of the Independent Directors, cast in person at a meeting called for that purpose. For so long as the Plan is in effect, selection and nomination of those Directors who are not interested persons of the Company shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Directors or by a vote of the majority of the outstanding Shares of any of the Funds. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (a) by the vote of a majority of the Independent Directors, and (b) by a vote of a majority of the entire Board of Directors cast in person at a meeting called for that purpose. The Board of Directors has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition, the Directors in approving the Plan must determine that there is a reasonable likelihood that the Plan will benefit each Fund and its Shareholders.

     The Board of Directors of the Company believes that the Plan is in the best interests of each Fund since it encourages Fund growth. As a Fund grows in size, certain expenses, and therefore total expenses, per Share, may be reduced and overall performance per Share may be improved.

Administrative Services Plan
----------------------------

     As described in the Prospectus, the Company has also adopted an Administrative Services Plan (the "Services Plan") under which each Fund is authorized to pay certain financial institutions, including First National, its correspondent and affiliated banks, and the Distributor (a "Service Organization"), to provide certain ministerial, recordkeeping, and administrative support services to their customers who own of record or beneficially Shares in a Fund, such as processing dividend and distribution payments from the Funds on behalf of customers, providing periodic statements to customers showing their positions in the shares of the Funds, providing sub-accounting with respect to shares beneficially owned by such customers and providing customers with a service that invests the assets of their accounts in shares of the Funds pursuant to specific or pre-authorized instructions
Payments to such service organizations are made pursuant to Servicing Agreements between the Company and the Service Organization. The Services Plan authorizes each Fund to make payments to Service Organizations in an amount, on an annual basis, of up to 0.25% of the average daily net assets of that Fund. The Services Plan has been approved by the Board of Directors of the Company, including a majority of the Directors who are not interested persons of the Company (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Services Plan or in any Servicing Agreements thereunder (the "Disinterested Directors"). The Services Plan may be terminated as to a Fund by a vote of a majority of the Disinterested Directors. The Directors review quarterly a written report of the amounts expended pursuant to the Services Plan and the purposes for which such expenditures were made.
The Services Plan may be amended by a vote of the Directors, provided that any material amendments also require the vote of a majority of the Disinterested Directors. For so long as the Services Plan is in effect, selection and nomination of those Disinterested Directors shall be committed to the discretion of the Company's Disinterested Directors. All Servicing Agreements may be terminated at any time without the payment of any penalty by a vote of a majority of the Disinterested Directors. The Services Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved by a majority of the Board of Directors, including a majority of the Disinterested Directors.

     As authorized by the Services Plan, the Company has entered into a Servicing Agreement with the First National pursuant to which First National has agreed to provide certain administrative support services in connection with Shares of the Funds owned of record or beneficially by its customers. Such administrative support services may include, but are not limited to, (a) processing dividend and distribution payments from a Fund on behalf of customers; (b) providing periodic statements to its customers showing their positions in the Shares; (c) arranging for bank wires; (d) responding to routine customer inquiries relating to services performed by First National; (e) providing sub-accounting with respect to the Shares beneficially owned by First National's customers or the information necessary for sub-accounting; (f) if required by law, forwarding shareholder communications from a Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to its customers; (g) aggregating and processing purchase, exchange, and redemption requests from customers and placing net purchase, exchange, and redemption orders for customers; and (h) providing customers with a service that invests the assets of their account in the Shares pursuant to specific or preauthorized instructions. In consideration of such services, the Company, on behalf of each Fund, except the Money Market Fund and the Growth Fund, may pay First National a monthly fee, computed at the annual rate of .10% of the average aggregate net asset value of Shares of that Fund held during the period by customers for whom First National has provided services under the Servicing Agreement. For the fiscal period ended March 31, 1997, First National earned fees of $4,045, $15,740, $0, $49,214 and $0, net of fee waivers of $3,231, $12,513, $2,354, $39,615 and $1,863 for the
Short/Intermediate Fund, Fixed Income Fund, Balanced Fund, Equity Fund, and Small Cap Value Fund, respectively. For the fiscal period ended March 31, 1998, First National earned fees of $9,126, $36,899, $8,360, $130,664 and $5,302, net of fee waivers of $9,125, $36,900, $8,361, $130,685 and $5,302 for the
Short/Intermediate Fund, Fixed Income Fund, Equity Fund, Balanced Fund and Small Cap Value Fund, respectively. For the fiscal period ended March 31, 1999, First National earned fees of $9,325, $37,997, $10,276, $125,882 and $7,074, net of
fee waivers of $9,332, $38,004, $10,294, $125,905 and $7,077 for the
Short/Intermediate Fund, Fixed Income Fund, Balanced Fund, Equity Fund and Small Cap Value Fund, respectively.

     In addition, the Company, on behalf of a Fund, may enter into, from time to time, other Servicing Agreements with other service organizations pursuant to which such Service Organizations will provide similar services as those discussed above.

Custodian
---------

     First National Bank of Omaha (the "Custodian"), One First National Center, Omaha, Nebraska 68102, in addition to serving as an investment adviser and Transfer Agent to the Funds, also serves as custodian to each of the Funds pursuant to the Custodian Agreement dated December 20, 1994 and amended as of December 5, 1995, June 4, 1996 and February 3, 1998 (the "Custodian Agreement"). The Custodian's responsibilities include safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest on each Fund's investments. In consideration of such services, each Fund pays the Custodian a fee, computed daily and paid monthly, at the annual rate of .03% of such Fund's average daily net assets.

     In the fiscal period ended March 31, 1997, the Custodian earned custody fees of $31,694 for the Money Market Fund and earned and waived $6,457, $23,428, $998, $73,360 and $915, for the Short/Intermediate Fund, Fixed Income Fund, Balanced Fund, Equity Fund and Small Cap Value Fund, respectively. In the fiscal period ended March 31, 1998, the Custodian earned custody fees of $33,005 for the Money Market Fund and earned and waived $5,986, $23,063, $5,874, $86,097 and $3,383, for the Short/Intermediate Fund, Fixed Income Fund, Balanced Fund, Equity Fund and Small Cap Value Fund, respectively. In the fiscal period ended March 31, 1999, the Custodian earned Custody fees of $32,263 for the Money Market Fund and earned and waived $6,270, $24,556, $7,655, $84,463, $3,673 and
$4,598 for the Short/Intermediate Fund, Fixed Income Fund, Balanced Fund, Equity Fund, Growth Fund and Small Cap Value Fund, respectively.

     In the opinion of the staff of the Commission, since the custodian is serving as both an investment adviser and custodian of the Funds, the Funds and the Custodian are subject to the requirements of Rule 17f-2 under the 1940 Act, and therefore the Funds and the Custodian will comply with the requirements of such rule.

Transfer Agency Services
------------------------

     First National Bank of Omaha (the "Transfer Agent") serves as Transfer Agent and dividend disbursing agent for the Company pursuant to the Transfer Agency Agreement dated December 20, 1994 and amended as of December 5, 1995, June 4, 1996 and February 3, 1998. Pursuant to such Agreement, the Transfer Agent, among other things, performs the following services in connection with each Fund's shareholders of record: maintenance of shareholder records for each of the Company's shareholders of record; processing shareholder purchase and redemption orders; processing transfers and exchanges of shares of the Company on the shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of shareholder reports and proxy solicitation materials. For such services the Transfer Agent receives a fee based on the number of shareholders of record. Pursuant to authority in the Transfer Agency Agreement, the Transfer Agent has appointed as sub-transfer agent DST Systems, Inc., 210 West 10th Street, Kansas City, Missouri 64105. DST Systems, Inc. performs the principal services as transfer agent for the Funds under such Agreement and receives a fee from the Transfer Agent for such services.

     In the fiscal period ended March 31, 1997, Transfer Agent fees of $24,000, $24,000, $24,000, $4,800 (net of $6,000 of fee waivers), $29,235 and $5,400 (net of $10,125 of fee waivers), were incurred by the Money Market Fund, Short/Intermediate Fund, Fixed Income Fund, Balanced Fund, Equity Fund and Small Cap Value Fund, respectively. In the fiscal period ended March 31, 1998, Transfer Agent fees of $24,948, $24,957, $24,970, $24,341, $32,300 and $24,354
were incurred by the Money Market Fund, Short/Intermediate Fund, Fixed Income Fund, Balanced Fund, Equity Fund and Small Cap Value Fund, respectively. In the fiscal period ended March 31, 1999, Transfer Agent fees of $27,391, $26,479, $27,193, $26,512, $36,175, $17,237 and $26,434 were incurred by the Money Market
Fund, Short/Intermediate Fund, Fixed Income Fund, Balanced Fund, Equity Fund, Growth Fund and Small Cap Value Fund, respectively.

Auditors
--------

The financial statements of each Fund as of March 31, 1999 appearing in this Statement of Additional Information have been audited by KPMG LLP, Two Central Park Plaza, Suite 1501, Omaha, Nebraska 68102, as set forth in their report appearing elsewhere herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting.


Legal Counsel
-------------

     Cline, Williams, Wright, Johnson & Oldfather, 1900 FirsTier Bank Building, Lincoln, Nebraska 68508, is counsel to the Company.

                             ADDITIONAL INFORMATION

The Company was organized as a Nebraska corporation on October 12, 1994. The Company and its Money Market Fund, Short/Intermediate Fund, Fixed Income Fund and Equity Fund, were organized to acquire the assets and continue the business of the corresponding substantially identical investment portfolios of The Sessions Group, an Ohio business trust. On April 10, 1995 the Company acquired approximately $326 million of assets from The Sessions Group in return for an equivalent dollar amount of shares of the Company. The Small Cap Value Fund was added and became effective on March 29, 1996. The Balanced Fund became effective on July 29, 1996. The Growth Fund became effective on April 1, 1998. Each Share of a Fund represents an equal proportionate interest in that Fund with other shares of the same Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Directors.


Organization and Capital Structure
----------------------------------

   The Company is authorized to issue a total of 1,000,000,000 Shares of common stock in series with a par value of $.00001 per share. Six Hundred million of these Shares have been authorized by the Board of Directors to be issued in series designated for the existing seven Funds. The Board of Directors may authorize additional Shares in series, or may divide the Shares of any existing or new series into two or more subseries or classes, all without shareholder approval.

   All Shares, when issued, will be fully paid and non-assessable and will be redeemable and freely transferable. All Shares have equal voting rights. They can be issued as full or fractional Shares. A fractional Share has pro rata the same kind of rights and privileges as a full Share. The Shares possess no preemptive or conversion rights.

   Each Share of a Fund has one vote (with proportionate voting for fractional shares) irrespective of the relative net asset value of the Shares. On some issues, such as the election of directors, all Shares of the Fund vote together as one series. Cumulative voting is authorized. This means that in a vote for the election of directors, Shareholders may multiply the number of Shares they own by the number of directorships being filled and then allocate such votes to one or more directors. On issues affecting only a particular Fund, the Shares of the affected Fund vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one Fund.

The Articles of Incorporation of the Company permit the Company, by resolution of its Board of Directors, to create new series of common shares relating to new investment portfolios or to subdivide existing series of shares into subseries or classes. Classes could be utilized to create differing expense and fee structures for investors in the same Fund. Differences could exist, for example, in the sales load, Rule 12b-1 fees or service plan fees applicable to different classes of shares offered by a particular Fund. Such an arrangement could enable the Company to tailor its marketing efforts to a broader segment of the investing public with a goal of attracting additional investments in the Funds.

While the Board of Directors of the Company has not created any such subseries or classes, it could do so in the future without shareholder approval. However, any such creation of classes would require compliance with regulations the Commission has adopted under the 1940 Act.

Shareholder Meetings
--------------------

   It is possible that the Company will not hold annual or periodically scheduled regular meetings of Shareholders. Annual meetings of Shareholders will not be held unless called by the Shareholders pursuant to the Nebraska Business Corporation Act or unless required by the Investment Company Act of 1940 and the rules and regulations promulgated thereunder. Special meetings of the Shareholders may be held, however, at any time and for any purpose, if called by (a) the Chairman of the Board, the President and two or more directors, (b) by one or more Shareholders holding ten percent or more of the Shares entitled to vote on matters presented to the meeting, or (c) if the annual meeting is not held within any thirteen month period, the local district court, upon application of any Shareholder, may summarily order that such meeting be held. In addition, the 1940 Act requires a Shareholder vote for all amendments to fundamental investment policies, investment advisory contracts and amendments thereto.

   Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Directors may be effectively acted upon by Shareholders of the Company voting without regard to series.

Ownership of Shares
-------------------

   As of June 30, 1999, the Advisers and their affiliates held of record substantially all of the outstanding Shares of the Funds as agent, custodian, trustee or investment adviser on behalf of their customers. At such date, First National Bank of Omaha, One First National Center, Omaha, Nebraska 68102-1596, and its affiliates held as beneficial owner five percent or more of the outstanding Shares of the Funds because they possessed sole or shared voting or investment power with respect to such Shares.

Vote of a Majority of the Outstanding Shares
--------------------------------------------

   As used in the Prospectus and this Statement of Additional Information, a "vote of a majority of the outstanding Shares" of a Fund means the affirmative vote, at a meeting of

Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of such Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of that Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding Shares of that Fund.

Additional Tax Information
--------------------------

Each of the Funds of the Company is treated as a separate entity for federal income tax purposes and each intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for so long as such qualification is in the best interest of such Fund's Shareholders. Qualification as a regulated investment company under the Code requires, among other things, that the regulated investment company distribute to its Shareholders at least 90% of its investment company taxable income. Each Fund contemplates declaring as dividends 100% of that Fund's investment company taxable income (before deduction of dividends paid). Because all of the Money Market Fund's net investment income is expected to be derived from earned interest and short-term capital gains, it is anticipated that no part of any distribution will be eligible for the dividends-received deduction for corporations. The Money Market Fund does not expect to realize any long-term capital gains and, therefore, does not foresee paying any "capital gains dividends" as described in the Code. In order to avoid the imposition of an excise tax, each Fund is required to distribute annually, prior to calendar year end, 98% of taxable ordinary income on a calendar year basis, 98% of capital gain net income realized in the 12 months preceding October 31, and the balance of undistributed taxable ordinary income and capital gain net income from the prior calendar year. If distributions during the calendar year are less than the required amounts, that Fund would be subject to a nondeductible 4% excise tax on the deficiency.

   Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable year that Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its Shareholders). In such event, dividend distributions would be taxable to Shareholders to the extent of earnings and profits, and would be eligible for the dividends received deduction for corporations.

   Foreign taxes may be imposed on a Fund by foreign countries with respect to its income from foreign securities. Since less than 50% in value of a Fund's total assets at the end of its fiscal year are expected to be invested in stocks or securities of foreign corporations, such Fund will not be entitled under the Code to pass through to its Shareholders their pro rata share of the foreign taxes paid by the Fund. These taxes will be taken as a deduction by such Fund.

   Each Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends paid to any Shareholder who has provided either an incorrect tax identification number or no number at all, or who is subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of interest or dividends.

   In addition, to the extent Shareholders receive distributions of income attributable to investments in repurchase agreements by a Fund, such distribution may also be subject to state or local taxes.

   Information set forth in the Prospectus and this Statement of Additional Information which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting purchasers of Shares of a Fund. No attempt has been made to present a detailed explanation of the federal income tax treatment of a Fund or its Shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

Yield of the Money Market Fund
------------------------------

   For the seven-day period ended March 31, 1999, the yield and effective yield, respectively, of the Money Market Fund were 4.22% and 4.31%. For the 30-day period ended March 31, 1999, the yield for such Fund was 4.13%. In the absence of fee waivers, the yields for the period ended March 31, 1999 would have been 4.18%, 4.27% and 4.09%, respectively. The yield figures are based on historical earnings and are not intended to indicate future performance. The standardized seven-day yield for the Money Market Fund is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the Money Market Fund having a balance of one Share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7). The net change in the account value of the Money Market Fund includes the value of additional Shares purchased with dividends from the original Share, dividends declared on both the original Share and any such additional Shares, and all fees, other than non-recurring account or sales charges, that are charged to all Shareholder accounts in proportion to the length of the base period and assuming the Money Market Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The 30-day yield and effective yield are calculated as described above except that the base period is 30 days rather than seven days.

   The effective yield for the Money Market Fund is computed by compounding the base period return, as calculated above, by adding 1 to the base period return raising the sum to a power equal to 365 divided by seven and subtracting 1 from the result.

Yield of the Fixed Income Fund and the Short/Intermediate Fund
--------------------------------------------------------------

   As summarized in the Prospectus under the heading "The Funds," yield of each of the Short/Intermediate Fund and Fixed Income Fund will be computed by annualizing net investment income per share for a recent 30-day period and dividing that amount by such Share's net asset value per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value, premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of each of the Short/Intermediate Fund and the Fixed Income Fund will vary from time to time depending upon market conditions, the composition of such Fund's portfolio and operating expenses of the Company allocated to such Fund. These factors and possible differences in the methods used in calculating yield, should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of a Fund's shares and to the relative risks associated with the investment objective and policies of each Fund.

   For the 30-day period ended March 31, 1999, the yields for Short/Intermediate Fund and the Fixed Income Fund were 4.98% and 5.28%, respectively. In the absence of fee waivers, the yields for the Short/Intermediate Fund and the Fixed Income Fund would have been 4.81% and 5.11%, respectively.

The yield figures are based on historical earnings and are not intended to indicate future performance.

Calculation of Total Return
---------------------------

   As summarized in the Prospectus under the headings "The Funds," average annual total return is a measure of the change in value of an investment in a Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in such Fund immediately rather than paid to the investor in cash. Average annual total return will be calculated by: (a) adding to the total number of Shares purchased by a hypothetical $10,000 investment in that Fund all additional Shares which would have been purchased if all dividends and distributions paid during the period had been immediately reinvested; (b) calculating the value of the hypothetical initial investment of $10,000 as of the end of the period by multiplying the total number of Shares owned at the end of the period by the net asset value per share on the last trading day of the period; (c) assuming redemption at the end of the period; and (d) dividing this account value for the hypothetical investor by the initial $10,000 investment. Aggregate total return is a measure of change in value of an investment in a Fund over the relevant period and is similar to average annual total return except that the result is not annualized.

The Funds may, when citing performance in marketing and sales literature, include the performance of investment vehicles which were predecessors to the Funds.

Distribution Rates
------------------

   The Short/Intermediate Fund, Fixed Income Fund, Balanced Fund, Equity Fund, Growth Fund and Small Cap Value Fund may from time to time advertise current distribution rates which are calculated by dividing the distributions per share made by a Fund over a 12-month period by the maximum offering price per share. The calculation of income in the distribution rate includes both income and capital gain dividends and does not reflect unrealized gains or losses, although each Fund may also present a distribution rate excluding the effect of capital gains. The distribution rate differs from the yield, because it includes capital items which are often non-recurring in nature, whereas yield does not include such items. Distribution rate information will be accompanied by the standardized yield and total return data.

Performance Comparisons
-----------------------

   Investors may judge the performance of each of the Funds by comparing them to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation and to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds. Comparisons may also be made to indices or data published in Donoghue's MONEY MARKET REPORT, a nationally recognized money market fund reporting service, Money Magazine, Forbes, Barron's, The Wall Street Journal, Morningstar, Inc., Ibbotson Associates, CDA/Wiesenberger, The New York Times, Business Week, U.S.A. Today and local periodicals. In addition to performance information, general information about each of the Funds that appears in a publication such as those mentioned above may be included in advertisements, sales literature and reports to Shareholders.

   From time to time, each of the Funds may include general comparative information, such as statistical data regarding inflation, securities indices or the features or performance of alternative investments, in advertisements, sales literature and reports to Shareholders. A Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of performance of any of the Funds.

   Current yields or total return will fluctuate from time to time and are not necessarily representative of future results. Accordingly, a Fund's yield or total return may not provide for comparison with bank deposits or other investments that pay a fixed return for a stated period of time. Yield and total return are functions of a Fund's quality, composition and maturity, as well as expenses allocated to such Fund. Fees imposed upon Customer accounts by the Advisers or their affiliated or correspondent banks for cash management services will reduce a Fund's effective yield and total return to Customers.

Miscellaneous
-------------

   The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the commission upon payment of the prescribed fee.

   The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this Statement of Additional Information.

Financial Statements
--------------------

   The following audited financial statements are attached hereto:

   Money Market Fund, Short/Intermediate Fund, Fixed Income Fund, Balanced Fund, Equity Fund, Growth Fund and Small Cap Value Fund

         1.   Schedules of Portfolio Investments as of March 31, 1999
         2.   Statements of Assets and Liabilities as of March 31, 1999
         3.   Statements of Operations for the period ended March 31, 1999
         4. Statements of Changes in Net Assets for the periods ended March 31, 1999 and 1998
         5.   Financial Highlights
         6.   Notes to Financial Statements
         7.   Independent Auditors' Report

Annual Report - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
March 31, 1999
SMALL CAP VALUE FUND

   NUMBER
 OF SHARES                                                          VALUE
-------------                                                     ---------

COMMON STOCKS 91.87%
               AIRLINES 2.52%
      11,250   Midwest Express Holdings, Inc.<F1>                $  330,469
                                                                 ----------

               BUSINESS SERVICES 1.68%
      24,400   Franklin Covey Co.<F1>                               219,600
                                                                 ----------

               CHEMICALS 11.83%
      15,000   Dexter Corp.                                         472,500
      36,500   Oil-Dri Corp. of America                             531,531
      18,800   WD-40 Co.                                            545,200
                                                                 ----------
                                                                  1,549,231
                                                                 ----------

               CONSUMER PRODUCTS 3.05%
      82,000   Hartmarx Corp.                                       399,750
                                                                 ----------

               ELECTRONICS 5.47%
      10,000   Dallas Semiconductor Corp.                           386,250
       9,700   Teleflex, Inc.                                       330,406
                                                                 ----------
                                                                    716,656
                                                                 ----------

               ENVIRONMENTAL CONTROL 1.01%
      25,400   Calgon Carbon Corp.                                  131,763
                                                                 ----------

               FOOD 9.48%
      20,000   Corn Products International, Inc.                    478,750
      48,000   Nash-Finch Co.                                       402,000
      17,500   Universal Foods Corp.                                360,938
                                                                 ----------
                                                                  1,241,688
                                                                 ----------

               HOME FURNISHINGS 3.73%
      13,800   National Presto Industries, Inc.                     489,038
                                                                 ----------

               INSURANCE 6.66%
      12,600   American Financial Group, Inc.                       443,363
      25,200   The Guarantee Life Companies, Inc.                   428,400
                                                                 ----------
                                                                    871,763
                                                                 ----------

               MACHINERY & EQUIPMENT 9.73%
      18,900   Lawson Products, Inc.                                387,450
      13,800   Modine Manufacturing Co.                             387,262
       9,800   Tecumseh Products Co., Class A                       499,187
                                                                 ----------
                                                                  1,273,899
                                                                 ----------

   NUMBER
 OF SHARES                                                          VALUE
-------------                                                     ---------

               MANUFACTURING 2.46%
       9,400   Tennant Co.                                       $  321,950
                                                                 ----------

               METAL PRODUCTS 3.19%
      25,900   Amcast Industrial Corp.                              417,637
                                                                 ----------

               MINING 2.52%
       9,700   Cleveland-Cliffs, Inc.                               330,406
                                                                 ----------


               MOTOR VEHICLE PARTS & ACCESSORIES 4.22%
      32,400   CLARCOR Inc.                                         552,825
                                                                 ----------

               OIL & GAS 3.83%
      22,200   Newfield Exploration Co.<F1>                         502,275
                                                                 ----------

               PACKAGING & CONTAINERS 3.06%
      12,600   West Pharmaceutical Services, Inc.                   400,838
                                                                 ----------

               PAPER PRODUCTS 3.00%
      35,100   P.H. Glatfelter Co.                                  392,681
                                                                 ----------

               TEXTILE MANUFACTURING 3.27%
      19,400   Kellwood Co.                                         428,012
                                                                 ----------

               TIRE & RUBBER 2.49%
      11,600   Bandag, Inc.                                         326,250
                                                                 ----------

               TOBACCO 2.44%
      12,500   Universal Corp.                                      319,531
                                                                 ----------

               TRUCKING LEASING 3.61%
      30,000   Werner Enterprises, Inc.                             472,500
                                                                 ----------

               UTILITIES - ELECTRIC SERVICES 2.62%
      20,800   DPL Inc.                                             343,200
                                                                 ----------

Total Common Stocks (cost $14,287,800)                           12,031,962
                                                                 ----------

                                               FIRST OMAHA FUNDS - Annual Report
--------------------------------------------------------------------------------

   NUMBER
 OF SHARES                                                          VALUE
-------------                                                     ---------

INVESTMENT COMPANIES 7.37%
     350,354   Federated Treasury Obligations                    $  350,354
     614,345   Goldman Sachs ILA Treasury
               Obligations Portfolio                                614,345
                                                                  ---------

Total Investment Companies (cost $964,699)                          964,699
                                                                  ---------

Total Investments (cost $15,252,499) 99.24%                      12,996,661

Other Assets, less Liabilities 0.76%                                 99,461
                                                                  ---------
NET ASSETS 100.00%                                              $13,096,122
                                                                ===========

<F1>  Non-income producing security

See notes to financial statements.

Annual Report - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
March 31, 1999
GROWTH FUND

   NUMBER
 OF SHARES                                                          VALUE
-------------                                                     ---------

COMMON STOCKS 93.59%
               AEROSPACE 4.37%
       9,000   Sundstrand Corp.                                   $ 625,500
                                                                  ---------

               AUTOMOTIVE PARTS 5.22%
      15,000   Genuine Parts Co.                                    432,187
      38,200   OEA Inc.                                             315,150
                                                                  ---------
                                                                    747,337
                                                                  ---------

               BEVERAGES 4.00%
      16,000   Robert Mondavi Corp., Class A<F1>                    572,000
                                                                  ---------

               BUSINESS SERVICES 1.16%
       4,000   Automatic Data Processing, Inc.                      165,500
                                                                  ---------

               CHEMICALS 4.45%
       7,500   Air Products and Chemicals, Inc.                     256,875
      13,000   Sigma-Aldrich Corp.                                  380,250
                                                                  ---------
                                                                    637,125
                                                                  ---------

               COMMUNICATION SERVICES 7.07%
       5,000   Level 3 Communications, Inc.<F1>                     364,063
       9,000   Qwest Communications International Inc.<F1>          648,844
                                                                  ---------
                                                                  1,012,907
                                                                  ---------

               COMPUTER SERVICES 10.66%
      10,100   Adobe Systems, Inc.                                  573,175
      14,600   BMC Software, Inc.<F1>                               541,112
      15,650   Oracle Corp.<F1>                                     412,769
                                                                  ---------
                                                                  1,527,056
                                                                  ---------

               CONSTRUCTION 2.55%
      13,500   Fluor Corp.                                          364,500
                                                                  ---------

               DIVERSIFIED 1.04%
       3,500   Cooper Industries, Inc.                              149,187
                                                                  ---------

               ELECTRICAL PRODUCTS 0.81%
       2,200   Emerson Electric Co.                                 116,462
                                                                  ---------

   NUMBER
 OF SHARES                                                          VALUE
-------------                                                     ---------

               ELECTRONICS 3.96%
      30,000   Sensormatic Electronics Corp.<F1>                 $  285,000
       7,500   Thomas & Betts Corp.                                 281,719
                                                                  ---------
                                                                    566,719
                                                                  ---------

               FINANCIAL SERVICES 10.09%
       4,000   Charles Schwab Corp.                                 384,500
       9,200   MBIA, Inc.                                           533,600
      15,000   MGIC Investment Corp.                                525,937
                                                                  ---------
                                                                  1,444,037
                                                                  ---------

               FOOD 2.70%
      14,700   SYSCO Corp.                                          386,794
                                                                  ---------

               HEALTH CARE SERVICES 7.71%
      36,000   Cerner Corp.<F1>                                     578,250
      10,000   United Healthcare Corp.                              526,250
                                                                  ---------
                                                                  1,104,500
                                                                  ---------

               INDUSTRIAL 3.74%
      13,000   PACCAR, Inc.                                         535,437
                                                                  ---------

               MACHINERY & EQUIPMENT 2.50%
      10,900   Dover Corp.                                          358,338
                                                                  ---------

               MANUFACTURING 3.35%
       4,200   Illinois Tool Works Inc.                             259,875
       5,000   Nucor Corp.                                          220,313
                                                                  ---------
                                                                    480,188
                                                                  ---------

               OIL & GAS 3.93%
       3,000   Enron Corp.                                          192,750
      10,300   NICOR Inc.                                           370,156
                                                                  ---------
                                                                    562,906
                                                                  ---------

               RETAIL 0.98%
       5,600   Rite Aid Corp.                                       140,000
                                                                  ---------

               TELECOMMUNICATIONS 4.32%
       8,800   Century Telephone Enterprise                         618,200
                                                                  ---------

                                               FIRST OMAHA FUNDS - Annual Report
--------------------------------------------------------------------------------

   NUMBER
 OF SHARES                                                          VALUE
-------------                                                     ---------

               TRANSPORTATION 7.84%
      20,000   Southwest Airlines Co.                             $ 605,000
      20,000   Swift Transportation Co., Inc.<F1>                   517,500
                                                                  ---------
                                                                  1,122,500
                                                                  ---------

               UTILITIES - ELECTRICAL 1.14%
       4,800   New Century Energies, Inc.                           163,500
                                                                  ---------

Total Common Stocks (cost $12,799,077)                          $13,400,693
                                                                -----------


   NUMBER
 OF SHARES                                                          VALUE
-------------                                                     ---------

INVESTMENT COMPANIES 0.59%
      83,815   Goldman Sachs ILA Treasury
               Obligations Portfolio                              $  83,815
                                                                  ---------

Total Investment Companies (cost $83,815)                            83,815
                                                                  ---------

REAL ESTATE INVESTMENT TRUSTS 5.61%
      10,000   MGI Properties, Inc.                                 273,750
      15,000   Spieker Properties, Inc.                             528,750
                                                                  ---------

Total Real Estate Investment Trusts (cost $786,223)                 802,500
                                                                  ---------

Total Investments (cost $13,669,115) 99.79%                      14,287,008

Other Assets, less Liabilities 0.21%                                 30,526
                                                                  ---------
NET ASSETS 100.00%                                              $14,317,534
                                                                ===========

<F1> Non-income producing security

See notes to financial statements.

Annual Report - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
March 31, 1999
EQUITY FUND

   NUMBER
 OF SHARES                                                          VALUE
-------------                                                     ---------

COMMON STOCKS 91.27%
               BANKING 2.27%
      95,400   Banc One Corp.                                    $5,252,963
                                                                 ----------

               BUILDING PRODUCTS 2.29%
     189,300   Lafarge Corp.                                      5,300,400
                                                                 ----------

               COMMUNICATIONS EQUIPMENT 3.62%
     114,300   Motorola, Inc.                                     8,372,475
                                                                 ----------

               COMPUTERS & PERIPHERALS 2.25%
      29,400   International Business Machines Corp.              5,211,150
                                                                 ----------

               COSMETICS 2.83%
     174,600   International Flavors & Fragrances, Inc.           6,558,413
                                                                 ----------

               DATA PROCESSING 2.51%
     136,000   First Data Corp.                                   5,814,000
                                                                 ----------

               ELECTRICAL EQUIPMENT 4.59%
      74,000   Emerson Electric Co.                               3,917,375
     196,300   Parker-Hannifin Corp.                              6,723,275
                                                                 ----------
                                                                 10,640,650
                                                                 ----------

               ENVIRONMENTAL CONTROL 0.12%
      55,600   Calgon Carbon Corp.                                  288,425
                                                                 ----------

               FOOD 2.08%
      58,900   BestFoods                                          2,768,300
      85,500   Corn Products International, Inc.                  2,046,656
                                                                 ----------
                                                                  4,814,956
                                                                 ----------

               FUNERAL SERVICES 2.35%
     382,500   Service Corp. International                        5,450,625
                                                                 ----------

               GAMES & TOYS 2.35%
     218,700   Mattel, Inc.                                       5,440,162
                                                                 ----------

               GROCERY STORES 2.22%
     242,890   Food Lion, Inc., Class A                           2,235,347
     322,540   Food Lion, Inc., Class B                           2,902,860
                                                                 ----------
                                                                  5,138,207
                                                                 ----------

   NUMBER
 OF SHARES                                                          VALUE
-------------                                                     ---------

               INSURANCE 10.85%
     235,600   American Financial Group, Inc.                    $8,290,175
      46,300   American General Corp.                             3,264,150
      79,900   Marsh & McLennan Cos., Inc.                        5,927,581
     189,300   SAFECO Corp.                                       7,654,819
                                                                 ----------
                                                                 25,136,725
                                                                 ----------

               MACHINERY 3.70%
     172,600   Ingersoll-Rand Co.                                 8,565,275
                                                                 ----------

               MANUFACTURING 2.61%
     239,800   Harsco Corp.                                       6,039,962
                                                                 ----------

               MEDICAL SUPPLIES 1.53%
      92,500   Becton, Dickinson & Co.                            3,543,906
                                                                 ----------

               MINING 2.66%
     507,200   Cyprus Amax Minerals Co.                           6,149,800
                                                                 ----------

               MOTOR VEHICLE PARTS & ACCESSORIES 1.21%
     163,600   CLARCOR Inc.                                       2,791,425
                                                                 ----------

               OIL 9.80%
      47,700   Exxon Corp.                                        3,365,831
     133,200   Halliburton Co.                                    5,128,200
     114,000   Texaco Inc.                                        6,469,500
     210,300   Unocal Corp.                                       7,741,669
                                                                 ----------
                                                                 22,705,200
                                                                 ----------

               PACKAGING & CONTAINERS 2.11%
     212,900   Sonoco Products Co.                                4,896,700
                                                                 ----------

               PHARMACEUTICALS 1.87%
      67,300   Bristol-Myers Squibb Co.                           4,328,231
                                                                 ----------

               PHOTOGRAPHY 2.70%
      97,900   Eastman Kodak Co.                                  6,253,363
                                                                 ----------

               PUBLISHING 2.30%
     165,500   R.R. Donnelley & Sons Co.                          5,327,031
                                                                 ----------

               RETAIL 5.22%
     150,500   J.C. Penney Co., Inc.                              6,095,250
     239,700   Rite Aid Corp.                                     5,992,500
                                                                 ----------
                                                                 12,087,750
                                                                 ----------

                                               FIRST OMAHA FUNDS - Annual Report
--------------------------------------------------------------------------------

   NUMBER
 OF SHARES                                                          VALUE
-------------                                                     ---------

               SOAPS & CLEANING AGENTS 1.76%
      44,200   Colgate-Palmolive Co.                             $4,066,400
                                                                 ----------

               TELEPHONE 2.64%
     101,100   GTE Corp.                                          6,116,550
                                                                 ----------

               TEXTILE MANUFACTURING 3.10%
     325,300   Kellwood Co.                                       7,176,931
                                                                 ----------

               TOBACCO 2.32%
     210,300   Universal Corp.                                    5,375,794
                                                                 ----------

               TRANSPORTATION 2.01%
      86,900   Union Pacific Corp.                                4,643,719
                                                                 ----------

               UTILITIES - ELECTRIC SERVICES 3.40%
     300,800   DPL Inc.                                           4,963,200
      70,100   Texas Utilities Co.                                2,922,294
                                                                 ----------
                                                                  7,885,494
                                                                 ----------

Total Common Stocks (cost $181,171,612)                         211,372,682
                                                                 ----------

INVESTMENT COMPANIES 8.49%
  10,690,808   Federated Trust for
               U.S. Treasury Obligations                         10,690,808
   8,974,629   Goldman Sachs ILA Treasury
               Obligations Portfolio                              8,974,629
                                                                 ----------

Total Investment Companies (cost $19,665,437)                    19,665,437
                                                                 ----------

Total Investments (cost $200,837,049) 99.76%                    231,038,119

Other Assets, less Liabilities 0.24%                                548,178
                                                                 ----------
NET ASSETS 100.00%                                             $231,586,297
                                                               ============

See notes to financial statements.

Annual Report - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
March 31, 1999

BALANCED FUND
   NUMBER
 OF SHARES                                                          VALUE
-------------                                                     ---------

COMMON STOCKS 55.07%
               BANKING 1.38%
       6,000   Banc One Corp.                                      $330,375
                                                                 ----------

               BUILDING PRODUCTS 1.23%
      10,500   Lafarge Corp.                                        294,000
                                                                 ----------

               COMMUNICATIONS EQUIPMENT 2.36%
       7,700   Motorola, Inc.                                       564,025
                                                                 ----------

               COMPUTERS & PERIPHERALS 1.86%
       2,500   International Business Machines Corp.                443,125
                                                                 ----------

               COSMETICS 1.57%
      10,000   International Flavors & Fragrances, Inc.             375,625
                                                                 ----------

               DATA PROCESSING 1.61%
       9,000   First Data Corp.                                     384,750
                                                                 ----------

               ELECTRICAL EQUIPMENT 2.61%
       4,900   Emerson Electric Co.                                 259,394
      10,600   Parker-Hannifin Corp.                                363,050
                                                                 ----------
                                                                    622,444
                                                                 ----------

               ENVIRONMENTAL CONTROL 0.06%
       2,800   Calgon Carbon Corp.                                   14,525
                                                                 ----------

               FOOD 1.26%
       3,300   BestFoods                                            155,100
       6,100   Corn Products International, Inc.                    146,019
                                                                 ----------
                                                                    301,119
                                                                 ----------

               FUNERAL SERVICES 1.50%
      25,200   Service Corp. International                          359,100
                                                                 ----------

               GAMES & TOYS 1.46%
      14,000   Mattel, Inc.                                         348,250
                                                                 ----------

               GROCERY STORES 1.38%
      14,000   Food Lion, Inc., Class A                             128,844
      22,270   Food Lion, Inc., Class B                             200,430
                                                                 ----------
                                                                    329,274
                                                                 ----------

               INSURANCE 6.11%
      13,000   American Financial Group, Inc.                       457,437
       3,000   American General Corp.                               211,500
       4,400   Marsh & McLennan Cos., Inc.                          326,425

   NUMBER
 OF SHARES                                                          VALUE
-------------                                                     ---------

               INSURANCE 6.11% (CONT'D.)
      11,500   SAFECO Corp.                                      $  465,031
                                                                 ----------
                                                                  1,460,393
                                                                 ----------

               MACHINERY 2.22%
      10,700   Ingersoll-Rand Co.                                   530,987
                                                                 ----------

               MANUFACTURING 1.46%
      13,800   Harsco Corp.                                         347,587
                                                                 ----------

               MEDICAL SUPPLIES 0.82%
       5,100   Becton, Dickinson & Co.                              195,394
                                                                 ----------

               MINING 1.60%
      31,500   Cyprus Amax Minerals Co.                             381,938
                                                                 ----------

               MOTOR VEHICLE PARTS & ACCESSORIES 0.74%
      10,350   CLARCOR Inc.                                         176,597
                                                                 ----------

               OIL 6.04%
       3,100   Exxon Corp.                                          218,744
       8,500   Halliburton Co.                                      327,250
       7,300   Texaco Inc.                                          414,275
      13,100   Unocal Corp.                                         482,244
                                                                 ----------
                                                                  1,442,513
                                                                 ----------

               PACKAGING & CONTAINERS 1.14%
      11,800   Sonoco Products Co.                                  271,400
                                                                 ----------

               PHARMACEUTICALS 1.02%
       3,800   Bristol-Myers Squibb Co.                             244,387
                                                                 ----------

               PHOTOGRAPHY 1.74%
       6,500   Eastman Kodak Co.                                    415,188
                                                                 ----------

               PUBLISHING 1.37%
      10,200   R.R. Donnelley & Sons Co.                            328,312
                                                                 ----------

               RETAIL 3.21%
       9,800   J.C. Penney Co., Inc.                                396,900
      14,800   Rite Aid Corp.                                       370,000
                                                                 ----------
                                                                    766,900
                                                                 ----------

               SOAPS & CLEANING AGENTS 0.92%
       2,400   Colgate-Palmolive Co.                                220,800
                                                                 ----------

                                               FIRST OMAHA FUNDS - Annual Report
--------------------------------------------------------------------------------

   NUMBER
 OF SHARES                                                          VALUE
-------------                                                     ---------

               TELEPHONE 1.70%
       6,700   GTE Corp.                                         $  405,350
                                                                 ----------

               TEXTILE MANUFACTURING 1.94%
      21,000   Kellwood Co.                                         463,313
                                                                 ----------

               TOBACCO 1.46%
      13,600   Universal Corp.                                      347,650
                                                                 ----------

               TRANSPORTATION 1.23%
       5,500   Union Pacific Corp.                                  293,906
                                                                 ----------

               UTILITIES - ELECTRIC SERVICES 2.07%
      18,600   DPL Inc.                                             306,900
       4,500   Texas Utilities Co.                                  187,594
                                                                 ----------
                                                                    494,494
                                                                 ----------

  Total Common Stocks (cost $13,147,994)                         13,153,721
                                                                 ----------


 PRINCIPAL
   AMOUNT
-------------


CORPORATE BONDS 21.71%
               FINANCIAL SERVICES 5.34%
    $500,000   General Electric Capital Corp.,
               6.90%, 9/15/15                                       520,800
     750,000   Norwest Financial, Inc.,
               6.375%, 12/1/07                                      754,733
                                                                 ----------
                                                                  1,275,533
                                                                 ----------

               FOOD PRODUCTS 2.18%
     500,000   Anheuser-Busch Cos., Inc.,
               6.75%, 8/1/03                                        519,515
                                                                 ----------

               OIL 3.35%
     750,000   Halliburton Co., Series A,
               6.75%, 2/1/27                                        800,100
                                                                 ----------

               RAIL CAR LEASING 2.28%
     500,000   Union Tank Car Co.,
               7.45%, 6/1/09                                        545,655
                                                                 ----------

               UTILITIES - ELECTRIC SERVICES 2.10%
     500,000   Tampa Electric Co.,
               5.75%, 5/1/00                                        501,510
                                                                 ----------

 PRINCIPAL
   AMOUNT                                                           VALUE
-------------                                                     ---------

               UTILITIES - NATURAL GAS 6.46%
  $  750,000   Consolidated Natural Gas Co.,
               6.625%, 12/1/08                                   $  774,240
     750,000   Laclede Gas Co.,
               6.50%, 10/15/12                                      769,192
                                                                 ----------
                                                                  1,543,432
                                                                 ----------

Total Corporate Bonds (cost $5,057,980)                           5,185,745
                                                                 ----------

U.S. GOVERNMENT AGENCIES 2.14%
     500,000   Federal National Mortgage Association,
               7.27%, 8/24/05                                       509,920
                                                                 ----------

Total U.S. Government Agencies (cost $510,881)                      509,920
                                                                 ----------

U.S. TREASURY NOTES 10.75%
     200,000   6.75%, 5/31/99                                       200,648
     500,000   6.625%, 6/30/01                                      516,595
     750,000   5.875%, 2/15/04                                      772,327
     500,000   6.50%, 8/15/05                                       530,640
     500,000   7.00%, 7/15/06                                       547,000
                                                                 ----------

Total U.S. Treasury Notes (cost $2,452,904)                       2,567,210
                                                                 ----------

U.S. TREASURY STRIPS 1.69%
     850,000   2/15/12                                              402,543
                                                                 ----------

Total U.S. Treasury Strips (cost $356,386)                          402,543
                                                                 ----------

   NUMBER
 OF SHARES
-------------

INVESTMENT COMPANIES 8.00%
   1,033,419   Federated Trust for
               U.S. Treasury Obligations                          1,033,419
     877,167   Goldman Sachs ILA Treasury
               Obligations Portfolio                                877,167
                                                                 ----------

Total Investment Companies (cost $1,910,586)                      1,910,586
                                                                 ----------

Total Investments (cost $23,436,731) 99.36%                      23,729,725

Other Assets, less Liabilities 0.64%                                153,355
                                                                 ----------
NET ASSETS 100.00%                                              $23,883,080
                                                                ===========

See notes to financial statements.

Annual Report - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
March 31, 1999
FIXED INCOME FUND

 PRINCIPAL
   AMOUNT                                                           VALUE
-------------                                                     ---------

CORPORATE BONDS 67.71%
               CHEMICAL 3.04%
   $2,500,000  Monsanto Co.,
               6.00%, 7/1/00                                     $2,507,675
                                                                 ----------

               COMMUNICATIONS EQUIPMENT 3.75%
   3,000,000   Motorola, Inc.,
               6.50%, 3/1/08                                      3,086,220
                                                                 ----------

               CONSUMER GOODS 3.02%
   2,500,000   Gillette Co.,
               5.75%, 10/15/05                                    2,488,325
                                                                 ----------

               DATA PROCESSING 3.69%
   3,000,000   First Data Corp.,
               6.375%, 12/15/07                                   3,041,100
                                                                 ----------

               FINANCIAL SERVICES 10.46%
   3,000,000   First Union National Bank,
               6.18%, 2/15/36                                     2,997,210
   2,500,000   General Electric Capital Corp.,
               5.50%, 11/1/01                                     2,499,275
   3,000,000   General Electric Capital Corp.,
               6.90%, 9/15/15                                     3,124,800
                                                                 ----------
                                                                  8,621,285
                                                                 ----------

               FOREST PRODUCTS 3.17%
   2,500,000   Kimberly-Clark Corp.,
               6.875%, 2/15/14                                    2,616,050
                                                                 ----------

               GROCERY STORES 2.46%
   2,000,000   Albertson's, Inc.,
               6.34%, 2/25/13                                     2,031,840
                                                                 ----------

               INDUSTRIAL GOODS & SERVICES 6.35%
   2,000,000   Air Products & Chemicals, Inc.,
               6.25%, 6/15/03                                     2,018,220
   3,000,000   PPG Industries, Inc.,
               7.375%, 6/1/16                                     3,215,880
                                                                 ----------
                                                                  5,234,100
                                                                 ----------

               MACHINERY 3.70%
   3,000,000   Ingersoll-Rand Co.,
               6.443%, 11/15/27                                   3,048,300
                                                                 ----------

 PRINCIPAL
   AMOUNT                                                           VALUE
-------------                                                     ---------

               OIL 7.05%
  $2,500,000   Amoco Canada Petroleum Co. Ltd.,
               6.75%, 2/15/05                                    $2,611,300
   3,000,000   Halliburton Co., Series A,
               6.75%, 2/1/27                                      3,200,400
                                                                 ----------
                                                                  5,811,700
                                                                 ----------

               PHARMACEUTICALS 3.71%
   3,000,000   Eli Lilly & Co.,
               6.25%, 3/15/03                                     3,057,360
                                                                 ----------

               RAILROADS 0.61%
     500,000   Southern Railway Co.,
               7.75%, 8/1/99                                        503,520
                                                                 ----------

               SOAPS & CLEANING AGENTS 1.84%
   1,500,000   Colgate-Palmolive Co.,
               6.85%, 11/24/99                                    1,513,035
                                                                 ----------

               UTILITIES - ELECTRIC SERVICES 6.29%
   2,500,000   National Rural Utilities Cooperative
               Finance Corp., 6.50%, 9/15/02                      2,561,575
   2,500,000   Union Electric Co.,
               6.75%, 5/1/08                                      2,625,075
                                                                 ----------
                                                                  5,186,650
                                                                 ----------

               UTILITIES - ELECTRIC & OTHER SERVICES
               COMBINED 4.82%
   2,750,000   Citizens Utilities Co.,
               7.60%, 6/1/06                                      2,960,870
   1,000,000   Louisville Gas & Electric Co.,
               7.50%, 7/1/02                                      1,010,490
                                                                 ----------
                                                                  3,971,360
                                                                 ----------

               UTILITIES - NATURAL GAS 3.75%
   3,000,000   Laclede Gas Co.,
               6.50%, 11/15/10                                    3,088,500
                                                                 ----------


Total Corporate Bonds (cost $54,691,793)                         55,807,020
                                                                 ----------

                                               FIRST OMAHA FUNDS - Annual Report
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                           VALUE
-------------                                                     ---------

U.S. GOVERNMENT AGENCIES 11.09%
   $3,380,000  Federal Home Loan Bank,
               5.875%, 2/2/06                                  $  3,420,391
   3,000,000   Federal Home Loan Bank,
               6.41%, 11/13/12                                    3,118,740
   2,500,000   Federal National Mortgage Association,
               6.50%, 7/16/07                                     2,599,425
                                                                 ----------

Total U.S. Government Agencies (cost $9,417,079)                  9,138,556
                                                                 ----------

U.S. GOVERNMENT AGENCY STRIPS 2.86%
   5,300,000   Federal Home Loan Bank, 7/2/12                     1,887,489
   1,320,000   Federal Home Loan Bank, 7/2/12                       470,078
                                                                 ----------

Total U.S. Government Agency Strips (cost $2,334,445)             2,357,567
                                                                 ----------

U.S. TREASURY BONDS 1.41%
   1,000,000   9.125%, 5/15/09                                    1,158,670
                                                                 ----------

Total U.S. Treasury Bonds (cost $1,149,687)                       1,158,670
                                                                 ----------

U.S. TREASURY STRIPS 9.81%
   2,122,000   5/15/02                                            1,813,864
   4,963,000   2/15/07                                            3,237,117
   6,400,000   2/15/12                                            3,030,912
                                                                 ----------

Total U.S. Treasury Strips (cost $6,801,712)                      8,081,893
                                                                 ----------


   NUMBER
 OF SHARES
-------------

INVESTMENT COMPANIES 5.86%
     977,508   Federated Trust for
               U.S. Treasury Obligations                            977,508
   3,856,336   Goldman Sachs ILA Treasury
               Obligations Portfolio                              3,856,336
                                                                 ----------

Total Investment Companies (cost $4,833,844)                      4,833,844
                                                                 ----------

Total Investments (cost $79,228,560) 98.74%                      81,377,550

Other Assets, less Liabilities 1.26%                              1,042,125
                                                                 ----------

NET ASSETS 100.00%                                              $82,419,675
                                                                ===========

See notes to financial statements.

Annual Report - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
March 31, 1999
SHORT/INTERMEDIATE FIXED INCOME FUND

 PRINCIPAL
   AMOUNT                                                           VALUE
-------------                                                     ---------

CORPORATE BONDS 66.79%
               COMMUNICATIONS EQUIPMENT 7.18%
    $750,000   AT&T Corp.,
               6.75%, 4/1/04                                    $   781,215
     750,000   Motorola, Inc.,
               6.50%, 3/1/08                                        771,555
                                                                 ----------
                                                                  1,552,770
                                                                 ----------

               DATA PROCESSING 3.35%
     750,000   First Data Corp.,
               5.80%, 12/15/08                                      724,313
                                                                 ----------

               FINANCIAL SERVICES 13.92%
     750,000   Ford Motor Credit Co.,
               6.125%, 1/9/06                                       745,372
     750,000   General Electric Capital Corp.,
               6.875%, 4/15/00                                      761,242
     750,000   LG&E Capital Corp.,
               6.46%, 1/15/08                                       736,710
     750,000   Merrill Lynch & Co.,
               6.64%, 9/19/02                                       768,015
                                                                 ----------
                                                                  3,011,339
                                                                 ----------

               FOOD PRODUCTS 3.49%
     750,000   Anheuser-Busch Cos., Inc.,
               6.90%, 10/1/02                                       754,485
                                                                 ----------

               PHARMACEUTICALS 10.71%
     750,000   Eli Lilly & Co.,
               8.125%, 12/1/01                                      795,615
     750,000   SmithKline Beecham PLC,
               6.625%, 10/1/05                                      769,268
     750,000   Upjohn Co.,
               5.875%, 4/15/00                                      752,527
                                                                 ----------
                                                                  2,317,410
                                                                 ----------

               RETAIL 7.13%
     750,000   Sears Roebuck Acceptance Notes,
               6.90%, 8/1/03                                        770,520
     750,000   Wal-Mart Stores, Inc.,
               6.50%, 6/1/03                                        772,755
                                                                 ----------
                                                                  1,543,275
                                                                 ----------

 PRINCIPAL
   AMOUNT                                                           VALUE
-------------                                                     ---------

               UTILITIES - ELECTRIC SERVICES 10.58%
    $  750,000 Florida Power & Light Co.,
               5.50%, 7/1/99                                     $  750,848
     750,000   Monongahela Power Co.,
               5.625%, 4/1/00                                       751,020
     750,000   Union Electric Co.,
               6.875%, 8/1/04                                       787,988
                                                                 ----------
                                                                  2,289,856
                                                                 ----------

               UTILITIES - ELECTRIC & OTHER SERVICES
               COMBINED 6.95%
     750,000   Northern States Power Co.,
               5.75%, 10/1/03                                       747,817
     750,000   Potomac Electric Power Co.,
               6.25%, 10/15/07                                      756,810
                                                                 ----------
                                                                  1,504,627
                                                                 ----------

               UTILITIES - TELECOMMUNICATIONS 3.48%
     750,000   Chesapeake & Potomac Telephone
               Co. of Maryland, 5.875%, 9/15/99                     751,928
                                                                 ----------

Total Corporate Bonds (cost $14,307,600)                         14,450,003
                                                                 ----------

U.S. GOVERNMENT AGENCIES 15.17%
     750,000   Federal Farm Credit Bank,
               5.72%, 4/13/05                                       752,632
   1,000,000   Federal Home Loan Bank,
               6.50%, 11/29/05                                    1,046,540
     750,000   Federal Home Loan Bank,
               5.45%, 1/12/09                                       722,415
     750,000   Federal Home Loan Mortgage Corp.,
               5.95%, 1/19/06                                       761,633
                                                                 ----------

Total U.S. Government Agencies (cost $3,286,404)                  3,283,220
                                                                 ----------

U.S. TREASURY NOTES 1.19%
     250,000   5.875%, 2/15/04                                      257,442
                                                                 ----------

Total U.S. Treasury Notes (cost $241,602)                           257,442
                                                                 ----------

U.S. TREASURY STRIPS 13.02%
     896,000   8/15/00                                              837,930
   1,345,000   2/15/02                                            1,163,976
    1,250,000  2/15/07                                              815,313
                                                                 ----------

Total U.S. Treasury Strips (cost $2,787,830)                      2,817,219
                                                                 ----------

                                               FIRST OMAHA FUNDS - Annual Report
--------------------------------------------------------------------------------

   NUMBER
 OF SHARES                                                          VALUE
-------------                                                     ---------

INVESTMENT COMPANIES  2.17%
     468,106   Goldman Sachs ILA Treasury
               Obligations Portfolio                               $468,106
                                                                 ----------

Total Investment Companies (cost $468,106)                          468,106
                                                                 ----------

Total Investments (cost $21,091,542) 98.34%                      21,275,990

Other Assets, less Liabilities 1.66%                                360,146
                                                                 ----------

NET ASSETS 100.00%                                              $21,636,136
                                                                ===========

Schedule of Portfolio Investments
March 31, 1999
U.S. GOVERNMENT OBLIGATIONS FUND

 PRINCIPAL
   AMOUNT                                                           VALUE
-------------                                                     ---------

U.S. TREASURY BILLS 33.45%
 $  5,000,000  4/1/99                                            $5,000,000
   5,000,000   4/15/99                                            4,991,493
  10,000,000   4/29/99                                            9,966,205
   5,000,000   5/6/99                                             4,978,733
   5,000,000   5/13/99                                            4,974,450
   5,000,000   6/3/99                                             4,961,588
   5,000,000   7/1/99                                             4,943,694
   5,000,000   8/12/99                                            4,919,276
                                                                 ----------

Total U.S. Treasury Bills (cost $44,735,439)                     44,735,439
                                                                 ----------

U.S. TREASURY NOTES 15.03%
  10,000,000   5.875%, 8/31/99                                   10,049,636
  10,000,000   5.75%, 9/30/99                                    10,055,138
                                                                 ----------

Total U.S. Treasury Notes (cost $20,104,774)                     20,104,774
                                                                 ----------

REPURCHASE AGREEMENTS 51.78%
  14,239,870   G.X. Clarke & Co., 4.95%, dated 3/31/99,
               repurchase price $14,241,827, maturing
               4/1/99 (collateralized by U.S. Treasury
               Bills, 4.44%, 5/20/99 and U.S. Treasury Bills,
               4.48%, 5/6/99)                                    14,239,870
  25,000,000   Merrill Lynch, 4.75%, dated 3/31/99,
               repurchase price $25,003,298, maturing
               4/1/99 (collateralized by U.S. Treasury
               Notes, 5.375%, 2/15/01)                           25,000,000
  30,000,000   Spear, Leeds & Kellogg, 4.875%, dated 3/31/99,
               repurchase price $30,004,062, maturing
               4/1/99 (collateralized by U.S. Treasury
               Notes, 7.00%, 7/15/06)                            30,000,000
                                                                 ----------

Total Repurchase Agreements (cost $69,239,870)                   69,239,870
                                                                 ----------

Total Investments (cost $134,080,083) 100.26%                   134,080,083

Liabilities, less Other Assets (0.26)%                            (349,782)
                                                                 ----------

NET ASSETS 100.00%                                             $133,730,301
                                                               ============

See notes to financial statements.

Annual Report - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Statements of Assets and Liabilities
March 31, 1999


                                                                                                            SHORT/         U.S.
                                      SMALL CAP                                                FIXED     INTERMEDIATE   GOVERNMENT
                                        VALUE        GROWTH        EQUITY      BALANCED       INCOME     FIXED INCOME  OBLIGATIONS
                                        FUND          FUND          FUND         FUND          FUND          FUND          FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value (cost
 $15,252,499, $13,669,115,
 $200,837,049, $23,436,731,
 $79,228,560, $21,091,542 and
 $64,840,213, respectively)         $12,996,661   $14,287,008  $231,038,119  $23,729,725   $81,377,550   $21,275,990   $64,840,213
-----------------------------------
  Repurchase agreements, at value
 (cost  $0, $0, $0, $0, $0, and
 $69,239,870, respectively)                   _             _             _            _             _             _    69,239,870
-----------------------------------
  Receivable for securities sold         81,706             _       181,333        8,961             _             _             _
-----------------------------------
  Interest and dividends receivable      20,786        30,365       402,757      155,615     1,048,786       352,541        62,004
-----------------------------------
  Organizational expenses, net of
 accumulated amortization                 4,209        12,024         7,139        2,193         7,139         7,139         7,139
-----------------------------------
  Other assets                            9,206         7,101        53,086        8,346        23,427        18,263        51,101
----------------------------------- -----------   -----------   -----------  -----------   -----------   -----------   -----------
  Total Assets                       13,112,568    14,336,498   231,682,434   23,904,840    82,456,902    21,653,933   134,200,327
----------------------------------- -----------   -----------   -----------  -----------   -----------   -----------   -----------
LIABILITIES:
  Dividend payable                            _             _             _            _             _             _       408,579
-----------------------------------
  Accrued expenses and other
 liabilities                             15,148        17,609        61,761       19,207        28,552        15,936        37,105
-----------------------------------
 Accrued investment advisory fee          1,298         1,355        34,376        2,553         8,675         1,861        24,342
----------------------------------- -----------   -----------   -----------  -----------   -----------   -----------   -----------
  Total Liabilities                      16,446        18,964        96,137       21,760        37,227        17,797       470,026
----------------------------------- -----------   -----------   -----------  -----------   -----------   -----------   -----------
NET ASSETS                          $13,096,122   $14,317,534  $231,586,297  $23,883,080   $82,419,675   $21,636,136  $133,730,301
----------------------------------- ===========   ===========   ===========  ===========   ===========   ===========   ===========
NET ASSETS CONSIST OF:
  Capital stock                              13            15           173           22            79            22         1,337
-----------------------------------
  Paid-in capital in excess of par   15,191,155    14,627,520   182,494,481   23,343,408    79,406,576    21,680,596   133,739,121
-----------------------------------
  Undistributed net investment income     7,063             _        12,142       10,654        85,653        22,599         8,012
-----------------------------------
  Undistributed net realized gain
 (loss) on investments                  153,729     (927,894)    18,878,431      236,002       778,377     (251,529)      (18,169)
-----------------------------------
  Net unrealized appreciation
 (depreciation) on investments      (2,255,838)       617,893    30,201,070      292,994     2,148,990       184,448             _
----------------------------------- -----------   -----------   -----------  -----------   -----------   -----------   -----------
  Net Assets                        $13,096,122   $14,317,534  $231,586,297  $23,883,080   $82,419,675   $21,636,136  $133,730,301
----------------------------------- ===========   ===========   ===========  ===========   ===========   ===========   ===========
CAPITAL STOCK, $0.00001 PAR VALUE
  Authorized                         50,000,000    50,000,000    50,000,000   50,000,000    50,000,000    50,000,000   300,000,000
-----------------------------------
  Issued and outstanding              1,330,017     1,510,461    17,338,883    2,158,774     7,911,550     2,161,570   133,748,382
-----------------------------------
NET ASSET VALUE, REDEMPTION PRICE,
AND OFFERING PRICE PER SHARE
(NET ASSETS/SHARES OUTSTANDING)           $9.85         $9.48        $13.36       $11.06        $10.42        $10.01         $1.00
-----------------------------------      ======        ======        ======       ======        ======        ======        ======


See notes to financial statements.

                                               FIRST OMAHA FUNDS - Annual Report
--------------------------------------------------------------------------------

Statements of Operations
For the Period from April 1, 1998 to March 31, 1999

                                                                                                            SHORT/         U.S.
                                      SMALL CAP                                                FIXED     INTERMEDIATE   GOVERNMENT
                                        VALUE        GROWTH        EQUITY      BALANCED       INCOME     FIXED INCOME  OBLIGATIONS
                                        FUND          FUND          FUND         FUND          FUND          FUND          FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                             $ 56,644      $ 30,598   $ 1,524,690    $ 748,906    $5,448,870   $ 1,258,866    $5,445,405
  Dividends                             366,681       257,486     6,274,819      324,894             _             _             _
-----------------------------------------------   -----------   -----------  -----------   -----------   -----------   -----------
                                        423,325       288,084     7,799,509    1,073,800     5,448,870     1,258,866     5,445,405
                                    -----------   -----------   -----------  -----------   -----------   -----------   -----------

EXPENSES:
  Investment advisory fees              130,263        91,814     2,111,587      191,387       491,124       104,500       268,858
-----------------------------------
  Fund administration and
 accounting fees                         50,000        50,000       563,090       51,037       163,708        41,800       215,087
-----------------------------------
  Shareholder servicing fees             28,663        18,813        75,382       30,112        38,180        29,238        41,278
-----------------------------------
  Federal and state registration fees    16,142        15,595        23,969       12,362        14,729         9,844        17,686
-----------------------------------
  Administrative services plan fees      14,151             _       251,787       20,570        76,001        18,657             _
-----------------------------------
  Professional fees                      10,731        10,797        30,593       10,997        15,106        10,878        12,468
-----------------------------------
 Custody fees                             4,598         3,673        84,463        7,655        24,556         6,270        32,263
-----------------------------------
  Reports to shareholders                 2,913         1,920        51,327        4,503        11,060         2,615        13,059
-----------------------------------
  Amortization of organization
 expenses                                 1,924         3,003         6,946          935         6,946         6,946         6,946
-----------------------------------
  Pricing fees                            1,322         1,882         1,755        3,749         4,307         3,332           374
-----------------------------------
  Directors' fees                           836           531        15,674        1,383         4,538         1,188         6,178
-----------------------------------
  Insurance                                 394             _        10,649          680         2,869           733         4,155
-----------------------------------
  Other expenses                            534           763         4,841          684         1,565           465         1,234
----------------------------------- -----------   -----------   -----------  -----------   -----------   -----------   -----------
  Total expenses before waiver          262,471       198,791     3,232,063      336,054       854,689       236,466       619,586
-----------------------------------
  Waiver of expenses                   (77,650)      (50,944)     (321,568)     (79,065)     (135,817)      (34,307)      (42,477)
----------------------------------- -----------   -----------   -----------  -----------   -----------   -----------   -----------
  Net Expenses                          184,821       147,847     2,910,495      256,989       718,872       202,159       577,109
----------------------------------- -----------   -----------   -----------  -----------   -----------   -----------   -----------
NET INVESTMENT INCOME                   238,504       140,237     4,889,014      816,811     4,729,998     1,056,707     4,868,296
----------------------------------- -----------   -----------   -----------  -----------   -----------   -----------   -----------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on
 investments                            443,626     (972,963)    32,830,496      833,920     1,053,007        91,388         1,111
-----------------------------------
  Change in unrealized appreciation
 (depreciation) on investments      (4,312,605)       617,893  (64,096,533)  (2,619,384)   (1,136,109)      (39,148)             _
----------------------------------- -----------   -----------   -----------  -----------   -----------   -----------   -----------
  Net Gain (Loss) on Investments    (3,868,979)     (355,070)  (31,266,037)  (1,785,464)      (83,102)        52,240         1,111
----------------------------------- -----------   -----------   -----------  -----------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS   $(3,630,475)    $(214,833) $(26,377,023)   $(968,653)    $4,646,896    $1,108,947    $4,869,407
----------------------------------- ===========   ===========   ===========  ===========   ===========   ===========    ==========

See notes to financial statements.

Annual Report - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                       SMALL CAP VALUE FUND      GROWTH FUND         EQUITY FUND
                                    -------------------------   ------------  -------------------------
                                     YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED
                                      MAR. 31,      MAR. 31,      MAR. 31,     MAR. 31,      MAR. 31,
                                        1999          1998          1999         1999          1998
--------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income                 $238,504      $182,706      $140,237   $4,889,014    $5,431,047
-----------------------------------
 Net realized gain (loss)
on investments                          443,626       576,625     (972,963)   32,830,496    15,146,102
-----------------------------------
 Change in unrealized appreciation
(depreciation)  on investments      (4,312,605)     1,932,576       617,893 (64,096,533)    51,301,415
----------------------------------- -----------   -----------   -----------  -----------   -----------
 Net increase (decrease) in net
assets resulting  from operations   (3,630,475)     2,691,907     (214,833) (26,377,023)    71,878,564
----------------------------------- -----------   -----------   -----------  -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                (238,661)     (181,609)     (125,285)  (4,882,142)   (5,458,420)
-----------------------------------
 Net capital gains                    (451,358)     (454,364)             _ (20,488,813)  (19,230,779)
----------------------------------- -----------   -----------   -----------  -----------   -----------
 Total distributions                  (690,019)     (635,973)     (125,285) (25,370,955)  (24,689,199)
----------------------------------- -----------   -----------   -----------  -----------   -----------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from sale of shares         5,961,795     9,529,746    19,440,805   34,157,608    36,250,380
-----------------------------------
 Proceeds from reinvestment
of dividends                            680,419       634,827       119,796   25,169,606    24,523,415
-----------------------------------
 Redemption of shares               (6,245,000)   (2,373,895)   (4,902,949) (88,066,228)  (55,089,677)
----------------------------------- -----------   -----------   -----------  -----------   -----------
 Net increase (decrease) from share
transactions                            397,214     7,790,678    14,657,652 (28,739,014)     5,684,118
----------------------------------- -----------   -----------   -----------  -----------   -----------
TOTAL INCREASE (DECREASE) IN
NET ASSETS                          (3,923,280)     9,846,612    14,317,534 (80,486,992)    52,873,483
-----------------------------------
NET ASSETS:
 Beginning of period                 17,019,402     7,172,790             _  312,073,289   259,199,806
----------------------------------- -----------   -----------   -----------  -----------   -----------
 End of period                      $13,096,122   $17,019,402   $14,317,534 $231,586,297  $312,073,289
----------------------------------- ===========   ===========   ===========  ===========   ===========
 Undistributed net investment income,
end of period                           $ 7,063       $ 5,296           $ _     $ 12,142      $  3,256
----------------------------------- ===========   ===========   ===========  ===========   ===========


<F1> Commencement of operations

See notes to financial statements.

                                               FIRST OMAHA FUNDS - Annual Report
--------------------------------------------------------------------------------

Statements of Changes in Net Assets


                                                                                 SHORT/INTERMEDIATE           U.S. GOVERNMENT
                             BALANCED FUND            FIXED INCOME FUND           FIXED INCOME FUND           OBLIGATIONS FUND
                       ------------------------    ------------------------   ------------------------    ------------------------
                       YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                        MAR. 31,      MAR. 31,      MAR. 31,      MAR. 31,     MAR. 31,      MAR. 31,      MAR. 31,      MAR. 31,
                          1999          1998          1999          1998         1999          1998          1999          1998
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income   $816,811      $662,106    $4,729,998    $4,422,924   $1,056,707    $1,108,779    $4,868,296    $5,327,594
-----------------------
 Net realized gain (loss)
on investments            833,920       247,580     1,053,007      (25,309)       91,388        10,043         1,111             _
-----------------------
 Change in unrealized
appreciation
(depreciation)
on investments         (2,619,384)     2,925,211   (1,136,109)     4,616,812     (39,148)       476,475             _             _
----------------------- ----------  -----------   -----------   -----------  -----------   -----------   -----------   -----------
 Net increase (decrease)
in net assets resulting
from operations         (968,653)     3,834,897     4,646,896     9,014,427    1,108,947     1,595,297     4,869,407     5,327,594
----------------------- ----------  -----------   -----------   -----------  -----------   -----------   -----------   -----------
DISTRIBUTIONS TO
SHAREHOLDERS:
 Net investment income  (818,531)     (657,708)   (4,730,231)   (4,427,433)  (1,056,399)   (1,112,789)   (4,868,296)   (5,327,594)
-----------------------
 Net capital gains      (754,425)     (134,164)     (217,671)             _            _             _             _             _
----------------------- ----------  -----------   -----------   -----------  -----------   -----------   -----------   -----------
 Total distributions  (1,572,956)     (791,872)   (4,947,902)   (4,427,433)  (1,056,399)   (1,112,789)   (4,868,296)   (5,327,594)
----------------------- ----------  -----------   -----------   -----------  -----------   -----------   -----------   -----------
CAPITAL SHARE
TRANSACTIONS:
 Proceeds from sale
of shares               8,207,537    14,375,680    16,794,091    11,070,510    7,845,847     3,159,589   394,777,417   378,648,091
-----------------------
 Proceeds from
reinvestment
of dividends            1,564,415       789,660     4,874,511     4,382,227    1,018,299     1,063,195       154,244       158,162
-----------------------
 Redemption of shares (9,038,833)   (3,411,519)  (16,619,283)  (17,892,679)  (6,789,605)   (6,238,476) (361,699,190) (403,722,643)
----------------------- ----------  -----------   -----------   -----------  -----------   -----------   -----------   -----------
 Net increase (decrease)
from share transactions   733,119    11,753,821     5,049,319   (2,439,942)    2,074,541   (2,015,692)    33,232,471  (24,916,390)
----------------------- ----------  -----------   -----------   -----------  -----------   -----------   -----------   -----------
TOTAL INCREASE
(DECREASE) IN NET
ASSETS                (1,808,490)    14,796,846     4,748,313     2,147,052    2,127,089   (1,533,184)    33,233,582  (24,916,390)
-----------------------
NET ASSETS:
 Beginning of period  $25,691,570   $10,894,724    77,671,362    75,524,310   19,509,047    21,042,231   100,496,719   125,413,109
----------------------- ----------  -----------   -----------   -----------  -----------   -----------   -----------   -----------
 End of period        $23,883,080   $25,691,570   $82,419,675   $77,671,362  $21,636,136   $19,509,047  $133,730,301  $100,496,719
----------------------- ==========  ===========   ===========   ===========  ===========   ===========   ===========   ===========
 Undistributed net
investment income,
end of period             $10,654       $11,439       $85,653      $ 83,872     $ 22,599       $20,277        $8,012        $5,998
----------------------- ==========  ===========   ===========   ===========  ===========   ===========   ===========   ===========


<F1> Commencement of operations

Annual Report - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Financial Highlights<F1>


                                              SMALL CAP VALUE FUND            GROWTH FUND          EQUITY FUND
                                    ---------------------------------------- -------------  -------------------------
                                     YEAR ENDED    YEAR ENDED     JUNE 10,    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                      MAR. 31,      MAR. 31,     1996<F2> TO   MAR. 31,      MAR. 31,      MAR. 31,
                                        1999          1998      MAR. 31, 1997    1999          1999          1998
---------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD     $12.94        $10.52        $10.00       $10.00        $16.19        $13.74
------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                     0.18          0.19          0.15         0.10          0.26          0.29
------------------------------------
 Net realized and unrealized gains
(losses)  on investments                 (2.73)          2.88          0.58       (0.53)        (1.66)          3.50
------------------------------------ ----------    ----------    ----------   ----------    ----------    ----------
 Total from investment operations        (2.55)          3.07          0.73       (0.43)        (1.40)          3.79
------------------------------------ ----------    ----------    ----------   ----------    ----------    ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
 Dividends from net
investment income                          0.18          0.19          0.15         0.09          0.26          0.29
------------------------------------
 Distributions from capital gains          0.36          0.46          0.06            _          1.17          1.05
------------------------------------ ----------    ----------    ----------   ----------    ----------    ----------
 Total distributions                       0.54          0.65          0.21         0.09          1.43          1.34
------------------------------------ ----------    ----------    ----------   ----------    ----------    ----------
NET ASSET VALUE, END OF PERIOD            $9.85        $12.94        $10.52      $  9.48        $13.36        $16.19
------------------------------------ ==========    ==========    ==========   ==========    ==========    ==========
TOTAL RETURN<F3>                       (20.18)%        29.60%         7.30%      (4.28)%       (9.20)%        28.89%
------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
 Net assets, end of period (000s)       $13,096       $17,019       $7,173       $14,318      $231,586      $312,073
------------------------------------
 Ratio of net expenses to average
net assets<F4>                            1.21%         1.11%         1.34%        1.21%         1.03%         1.03%
------------------------------------
 Ratio of net investment
income to average  net assets<F4>         1.55%         1.62%         2.15%        1.15%         1.74%         1.89%
------------------------------------
 Ratio of net expenses to average
net assets<F4><F5>                        1.71%         1.92%         3.76%        1.63%         1.15%         1.14%
------------------------------------
 Ratio of net investment income
to average  net assets<F4><F5>            1.05%         0.81%       (0.27)%        0.73%         1.62%         1.78%
------------------------------------
 Portfolio turnover rate<F3>             26.20%        16.54%         7.45%       71.80%        24.19%        15.87%
---------------------------------------------------------------------------------------------------------------------


<F1> Performance data for each Fund prior to April 10, 1995 relates to a corresponding predecessor First Omaha Fund, the assets of which were acquired on that date.
<F2> Commencement of operations
<F3> Not annualized
<F4> Annualized
<F5> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

                                              FIRST OMAHA FUNDS - Annual Report
--------------------------------------------------------------------------------

Financial Highlights<F1>


                                                     EQUITY FUND (CONT'D.)                               BALANCED FUND
                                     ----------------------------------------------------   ---------------------------------------
                                     YEAR ENDED  APRIL 10, 1995 JULY 1, 1994  YEAR ENDED    YEAR ENDED    YEAR ENDED     AUG. 6,
                                      MAR. 31,    <F2> THROUGH       TO        JUNE 30,      MAR. 31,      MAR. 31,    1996 <F2> TO
                                        1997     MAR. 31, 1996  APRIL 9, 1995    1994          1999          1998     MAR. 31, 1997
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD     $13.07        $11.39        $10.48       $10.55        $12.24        $10.41        $10.00
------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                     0.30          0.28          0.21         0.20          0.38          0.38          0.21
------------------------------------
 Net realized and unrealized gains
(losses)  on investments                   1.63          2.13          1.48         0.15        (0.81)          1.90          0.40
------------------------------------ ----------    ----------    ----------   ----------    ----------    ----------    ----------
 Total from investment operations          1.93          2.41          1.69         0.35        (0.43)          2.28          0.61
------------------------------------ ----------    ----------    ----------   ----------    ----------    ----------    ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
 Dividends from net
investment income                          0.30          0.28          0.22         0.20          0.38          0.38          0.20
------------------------------------
 Distributions from capital gains          0.96          0.45          0.56         0.22          0.37          0.07             _
------------------------------------ ----------    ----------    ----------   ----------    ----------    ----------    ----------
 Total distributions                       1.26          0.73          0.78         0.42          0.75          0.45          0.20
------------------------------------ ----------    ----------    ----------   ----------    ----------    ----------    ----------
NET ASSET VALUE, END OF PERIOD           $13.74        $13.07        $11.39       $10.48        $11.06        $12.24        $10.41
------------------------------------ ==========    ==========    ==========   ==========    ==========    ==========    ==========
TOTAL RETURN<F3>                         14.99%        21.52%        16.48%        3.34%       (3.73)%        22.34%        6.14%%
------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
 Net assets, end of period (000s)      $259,200      $224,169      $161,323     $129,381       $23,883       $25,692       $10,895
------------------------------------
 Ratio of net expenses to average
net assets<F4>                            1.04%         0.99%         1.03%        1.04%         1.01%         0.88%         1.16%
------------------------------------
 Ratio of net investment
income to average  net assets<F4>         2.17%         2.32%         2.50%        1.93%         3.20%         3.37%         3.25%
------------------------------------
 Ratio of net expenses to average
net assets<F4><F5>                        1.10%         1.07%         1.62%        1.54%         1.32%         1.43%         3.04%
------------------------------------
 Ratio of net investment income
to average  net assets<F4><F5>            2.11%         2.24%         1.91%        1.43%         2.89%         2.82%         1.37%
------------------------------------
 Portfolio turnover rate<F3>             25.66%        26.60%        14.36%       15.86%        33.17%        10.46%         5.92%
-----------------------------------------------------------------------------------------------------------------------------------


<F1> Performance data for each Fund prior to April 10, 1995 relates to a corresponding predecessor First Omaha Fund, the assets of which were acquired on that date.
<F2> Commencement of operations
<F3> Not annualized
<F4> Annualized
<F5> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

Annual Report - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Financial Highlights<F1> (continued)


                                                                     FIXED INCOME FUND
                                     --------------------------------------------------------------------------------
                                     YEAR ENDED    YEAR ENDED    YEAR ENDED    APRIL 10,   JULY 1, 1994   YEAR ENDED
                                      MAR. 31,      MAR. 31,      MAR. 31,    1995<F2> TO       TO         JUNE 30,
                                        1999          1998          1997     MAR. 31, 1996 APRIL 9, 1995     1994
----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD     $10.45       $  9.84        $10.00     $   9.63         $9.58        $10.49
------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                     0.61          0.59          0.45         0.59          0.51          0.67
------------------------------------
 Net realized and unrealized gains
(losses)  on investments                      _          0.61        (0.15)         0.35          0.07        (0.88)
------------------------------------ ----------    ----------    ----------   ----------    ----------    ----------
 Total from investment operations          0.61          1.20          0.30         0.94          0.58        (0.21)
------------------------------------ ----------    ----------    ----------   ----------    ----------    ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
 Dividends from net
investment income                          0.61          0.59          0.46         0.57          0.53          0.67
------------------------------------
 Distributions from capital gains          0.03             _             _            _             _          0.03
------------------------------------ ----------    ----------    ----------   ----------    ----------    ----------
 Total distributions                       0.64          0.59          0.46         0.57          0.53          0.70
------------------------------------ ----------    ----------    ----------   ----------    ----------    ----------
NET ASSET VALUE, END OF PERIOD           $10.42        $10.45       $  9.84       $10.00         $9.63       $  9.58
------------------------------------ ==========    ==========    ==========   ==========    ==========    ==========
TOTAL RETURN<F3>                          5.93%        12.50%         3.06%        9.79%         6.35%       (2.29)%
------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
 Net assets, end of period (000s)       $82,420       $77,671       $75,524      $76,342       $66,488       $61,714
------------------------------------
 Ratio of net expenses to average
net assets<F4>                            0.88%         0.89%         0.89%        0.83%         0.87%         0.86%
------------------------------------
 Ratio of net investment
income to average  net assets<F4>         5.78%         5.74%         4.48%        5.94%         6.98%         6.52%
------------------------------------
 Ratio of net expenses to average
net assets<F4><F5>                        1.05%         1.05%         1.00%        0.96%         1.51%         1.41%
------------------------------------
 Ratio of net investment income
to average  net assets<F4><F5>            5.61%         5.58%         4.37%        5.81%         6.34%         5.97%
------------------------------------
 Portfolio turnover rate<F3>             31.35%        19.03%        12.66%       37.35%         7.04%        13.09%
-----------------------------------------------------------------------------------------------------------------------------------


<F1> Performance data for each Fund prior to April 10, 1995 relates to a corresponding predecessor First Omaha Fund, the assets of which were acquired on that date.
<F2> Commencement of operations
<F3> Not annualized
<F4> Annualized
<F5> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

                                              FIRST OMAHA FUNDS - Annual Report
--------------------------------------------------------------------------------

Financial Highlights<F1> (continued)



                                                          SHORT/INTERMEDIATE FIXED INCOME FUND
                                    ---------------------------------------------------------------------------------
                                     YEAR ENDED    YEAR ENDED    YEAR ENDED    APRIL 10,   JULY 1, 1994   YEAR ENDED
                                      MAR. 31,      MAR. 31,      MAR. 31,    1995<F2> TO       TO         JUNE 30,
                                        1999          1998          1997     MAR. 31, 1996 APRIL 9, 1995     1994
----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD      $9.97         $9.73         $9.85        $9.66         $9.62        $10.18
------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                     0.51          0.56          0.49         0.52          0.42          0.55
------------------------------------
 Net realized and unrealized gains
(losses)  on investments                   0.04          0.24        (0.10)         0.17          0.05        (0.56)
------------------------------------ ----------    ----------    ----------   ----------    ----------    ----------
 Total from investment operations          0.55          0.80          0.39         0.69          0.47        (0.01)
------------------------------------ ----------    ----------    ----------   ----------    ----------    ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
 Dividends from net
investment income                          0.51          0.56          0.51         0.50          0.43          0.55
------------------------------------
 Distributions from capital gains             _             _             _            _             _             _
------------------------------------ ----------    ----------    ----------   ----------    ----------    ----------
 Total distributions                       0.51          0.56          0.51         0.50          0.43          0.55
------------------------------------ ----------    ----------    ----------   ----------    ----------    ----------
NET ASSET VALUE, END OF PERIOD           $10.01         $9.97         $9.73        $9.85         $9.66       $  9.62
------------------------------------ ==========    ==========    ==========   ==========    ==========    ==========
TOTAL RETURN<F3>                          5.61%         8.37%         4.00%        7.24%         5.05%       (0.22)%
------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
 Net assets, end of period (000s)       $21,636       $19,509       $21,042      $22,056       $22,130       $21,938
------------------------------------
 Ratio of net expenses to average
net assets<F4>                            0.97%         0.99%         0.97%        0.89%         0.88%         0.83%
------------------------------------
 Ratio of net investment
income to average  net assets<F4>         5.05%         5.54%         5.01%        5.34%         5.63%         5.44%
------------------------------------
 Ratio of net expenses to average
net assets<F4><F5>                        1.13%         1.15%         1.08%        1.02%         1.51%         1.38%
------------------------------------
 Ratio of net investment income
to average  net assets<F4><F5>            4.89%         5.38%         4.90%        5.21%         5.00%         4.89%
------------------------------------
 Portfolio turnover rate<F3>             21.36%        26.58%         4.73%       41.45%         9.93%        20.52%
-----------------------------------------------------------------------------------------------------------------------------------


<F1> Performance data for each Fund prior to April 10, 1995 relates to a corresponding predecessor First Omaha Fund, the assets of which were acquired on that date.
<F2> Commencement of operations
<F3> Not annualized
<F4> Annualized
<F5> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

Annual Report - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Financial Highlights<F1> (continued)


                                                            U.S. GOVERNMENT OBLIGATIONS FUND
                                    --------------------------------------------------------------------------------
                                     YEAR ENDED    YEAR ENDED    YEAR ENDED    APRIL 10,   JULY 1, 1994   YEAR ENDED
                                      MAR. 31,      MAR. 31,      MAR. 31,    1995<F2>TO        TO         JUNE 30,
                                        1999          1998          1997     MAR. 31, 1996 APRIL 9, 1995     1994
----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD      $1.00         $1.00         $1.00        $1.00         $1.00         $1.00
------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                     0.05          0.05          0.05         0.05          0.04          0.03
------------------------------------
 Net realized and unrealized gains
(losses)  on investments                      _             _             _            _             _             _
------------------------------------ ----------    ----------    ----------   ----------    ----------    ----------
 Total from investment operations          0.05          0.05          0.05         0.05          0.04          0.03
------------------------------------ ----------    ----------    ----------   ----------    ----------    ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
 Dividends from net
investment income                          0.05          0.05          0.05         0.05          0.04          0.03
------------------------------------
 Distributions from capital gains             _             _             _            _             _             _
------------------------------------ ----------    ----------    ----------   ----------    ----------    ----------
 Total distributions                       0.05          0.05          0.05         0.05          0.04          0.03
------------------------------------ ----------    ----------    ----------   ----------    ----------    ----------
NET ASSET VALUE, END OF PERIOD            $1.00         $1.00         $1.00        $1.00         $1.00         $1.00
------------------------------------ ==========    ==========    ==========   ==========    ==========    ==========
TOTAL RETURN<F3>                          4.63%         4.95%         4.76%        5.14%         3.51%         2.74%
------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
 Net assets, end of period (000s)      $133,730      $100,497      $125,413      $87,715       $76,105       $89,195
------------------------------------
 Ratio of net expenses to average
net assets<F4>                            0.54%         0.55%         0.58%        0.54%         0.63%         0.60%
------------------------------------
 Ratio of net investment
income to average  net assets<F4>         4.52%         4.83%         4.66%        5.12%         4.46%         2.68%
------------------------------------
 Ratio of net expenses to average
net assets<F4><F5>                        0.58%         0.58%         0.59%        0.59%         1.23%         1.13%
------------------------------------
 Ratio of net investment income
to average  net assets<F4><F5>            4.48%         4.80%         4.65%        5.07%         3.86%         2.15%
-----------------------------------------------------------------------------------------------------------------------------------


<F1> Performance data for each Fund prior to April 10, 1995 relates to a corresponding predecessor First Omaha Fund, the assets of which were acquired on that date.
<F2> Commencement of operations
<F3> Not annualized
<F4> Annualized
<F5> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

                                              FIRST OMAHA FUNDS - Annual Report
--------------------------------------------------------------------------------

Notes to Financial Statements
March 31, 1999

1.ORGANIZATION

First Omaha Funds, Inc. (the "Company") was organized in October, 1994 as a Nebraska corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At March 31, 1999, the only series presently authorized are the Small Cap Value Fund, the Growth Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund, the Short/Intermediate Fixed Income Fund and the U.S. Government Obligations Fund (individually referred to as a "Fund" and collectively as the "Funds").

2.SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

(A) INVESTMENT VALUATION

Securities traded over-the-counter or on a national securities exchange are valued on the basis of market value in their principal and most representative market. Securities where the principal and most representative market is a national securities exchange are valued at the latest reported sale price on such exchange. Exchange-traded securities for which there were no transactions are valued at the latest reported bid price.

Securities traded on only over-the-counter markets are valued at the latest bid price. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review by the respective Fund's investment adviser, First National Bank of Omaha ("First National") or FNC Trust Group, n.a. ("FNC;" collectively, the "Advisers"), and determination of the appropriate price whenever a furnished price is significantly different from the previous day's furnished price. Short-term obligations (maturing within 60 days) are valued on an amortized cost basis. Securities for which quotations are not readily available and other assets are valued at fair value as determined in good faith by the Adviser under the supervision of the Board of Directors.

Pursuant to Rule 2a-7 of the 1940 Act, investments of the U.S. Government Obligations Fund are valued at either amortized cost, which approximates market value, or at original cost, which combined with accrued interest, approximates market value. Under the amortized cost valuation method, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the Fund may not (i) purchase any instrument with a remaining maturity greater than 13 months unless such investment is subject to a demand feature, or (ii) maintain a dollar-weighted average portfolio maturity which exceeds 90 days.

(B) REPURCHASE AGREEMENTS

The Funds may acquire repurchase agreements from financial institutions such as banks and broker/dealers which the Advisers deem creditworthy under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by each Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Funds under the 1940 Act.

(C) ORGANIZATION COSTS

Costs incurred by the Funds in connection with their organization, registration and the initial public offering of shares have been deferred and will be amortized on a straight-line basis over a period of five years from the date upon which the

Annual Report - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)
March 31, 1999

Funds commenced their investment activities. Organization costs have been allocated equally among the respective Funds or by specific identification, as applicable. If any of the original shares of a Fund are redeemed by any holder thereof prior to the end of the amortization period, the redemption proceeds will be reduced by the pro rata share of the unamortized expenses as of the date of redemption. The pro rata share by which the proceeds are reduced will be derived by dividing the number of original shares of the Fund being redeemed by the total number of original shares outstanding at the time of redemption.

(D) EXPENSES

The Funds are charged for those expenses that are directly attributable to each portfolio, such as advisory and custodian fees. Expenses that are not directly attributable to a portfolio are typically allocated among the portfolios in proportion to their respective net assets.

(E) DISTRIBUTIONS TO SHAREHOLDERS

The U.S. Government Obligations Fund declares dividends of net investment income daily. The remaining Funds declare dividends monthly; all of the Funds pay dividends of net investment income monthly. Distributions of net realized capital gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Accordingly, at March 31, 1999, reclassifications were recorded to increase (decrease) undistributed net investment income by $1,924, $(14,952), $2,014, $935, $2,014, $2,014 and $2,014; decrease undistributed net realized loss on investments by $0, $45,069, $0,$0,$0,$0 and $0; and decrease paid-in capital in excess of par by $1,924, $30,117, $2,014, $935, $2,014, $2,014 and $2,014 for
the Small Cap Value Fund, the Growth Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund, the Short/Intermediate Fixed Income Fund and the U.S. Government Obligations Fund, respectively.

(F) FEDERAL INCOME TAXES

Each Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of the income to its shareholders which will be sufficient to relieve it from all or substantially all federal income taxes.

As of March 31, 1999, each of the Growth Fund, Short/Intermediate Fixed Income Fund and U.S. Government Obligations Fund had federal income tax capital loss carryforwards of $267,823, $246,727 and $18,169, respectively. The $267,823 federal income tax loss carryforward for the Growth Fund expires in 2007. The $246,727 federal income tax loss carryforward for the Short/Intermediate Fixed Income Fund expires as follows: $81,532 in 2003, $109,194 in 2004 and $56,001 in 2005. The $18,169 federal income tax loss carryforward for the U.S. Government Obligations Fund expires as follows: $14,927 in 2003 and $3,242 in 2006. It is management's intention to make no distribution of any future realized capital gains until the federal income tax loss carryforwards are exhausted.

(G) USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.

(H) OTHER

Investment transactions are accounted for on the trade date

                                              FIRST OMAHA FUNDS - Annual Report
--------------------------------------------------------------------------------

plus one. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Original issue discount is amortized over the expected life of each applicable security.

3.INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Funds have agreements with the respective Advisers to furnish investment advisory services to the Funds. Under the terms of these agreements, the Funds will pay a monthly fee at the annual rate of the following percentages on average daily net assets: to First National, 0.85% for the Small Cap Value Fund, 0.75% for the Equity Fund, 0.75% for the Balanced Fund, 0.60% for the Fixed Income Fund, 0.50% for the Short/Intermediate Fixed Income Fund and 0.25% for the U.S. Government Obligations Fund; and to FNC, 0.75% for the Growth Fund. For the year ended March 31, 1999, advisory fees of $53,638, $30,604, $51,037,
$40,927 and $10,450 were waived in the Small Cap Value Fund, the Growth Fund, the Balanced Fund, the Fixed Income Fund and the Short/Intermediate Fixed Income Fund, respectively.

First National also serves as custodian and transfer agent for each of the Funds. The custodian receives compensation from each of the Funds for such services in an amount equal to a fee, computed daily and payable monthly, at an annual rate of 0.03% of each Fund's average daily net assets. For the year ended March 31, 1999, custody fees of $4,598, $3,673, $84,463, $7,655, $24,556 and
$6,270 were waived in the Small Cap Value Fund, the Growth Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund and the Short/Intermediate Fixed Income Fund, respectively. The transfer agent also receives compensation from each of the Funds for such services.

Sunstone Financial Group, Inc. (the "Administrator") acts as Administrator for each of the Funds. As compensation for its administrative and fund accounting services and the assumption of certain administrative expenses, the Administrator is entitled to a fee, computed daily and payable monthly, at an annual rate of 0.20% of each Fund's average daily net assets. The Small Cap Value Fund and the Growth Fund are each subject to a $50,000 minimum annual fee. For the year ended March 31, 1999, administrative fees of $12,337, $16,667, $111,200, $10,079, $32,330, $8,255 and $42,477 were waived in the Small Cap
Value Fund, the Growth Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund, the Short/Intermediate Fixed Income Fund and the U.S. Government Obligations Fund, respectively.

The Advisers and the Administrator may periodically volunteer to reduce all or a portion of their fees with respect to one or more Funds. These waivers may be terminated at any time. The Advisers and the Administrator may not seek reimbursement of such voluntarily reduced fees at a later date. The reduction of such fees will cause the yield of that Fund to be higher than it would be in the absence of such reduction.

Sunstone Distribution Services, LLC (the "Distributor") acts as Distributor for each of the Funds. The Distributor receives no compensation from the Funds under its Distribution Agreement with the Company, but may receive compensation under the Distribution and Service Plan.

4.DISTRIBUTION AND SERVICE PLAN

Pursuant to Rule 12b-1 under the 1940 Act, the Company has adopted a Distribution and Service Plan (the "Plan"), under which each Fund is authorized to pay a periodic amount representing distribution expenses calculated at an annual rate not to exceed 0.25% of the average daily net assets of that Fund. Such amount may be used to pay banks, broker/dealers and other institutions, which may include the Advisers, their correspondent and affiliated banks and the Distributor (each a "Participating Organization") for distribution and/or shareholder service assistance pursuant to an agreement between the Distributor and the Participating Organization. As of March 31, 1999, there are no 12b-1 Agreements with any Participating Organizations.

5.ADMINISTRATIVE SERVICES PLAN

The Company has adopted an Administrative Services Plan pursuant to which each Fund is authorized to pay compensa-

Annual Report - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)
March 31, 1999

tion to banks and other financial institutions, which may include the Advisers, their correspondent and affiliated banks and the Administrator (each a "Service Organization"). Such Service Organizations agree to provide certain ministerial, recordkeeping and/or administrative support services for their customers or account holders who are the beneficial or record owner of shares of that Fund. In consideration for such services, a Service Organization receives a fee from a Fund, computed daily and paid monthly at an annual rate of up to 0.25% of the average daily net asset value of shares of that Fund owned beneficially or of record by such Service Organization's customers for whom the Service Organization provides such services. Effective November 1, 1996, the Company entered into an agreement under the Plan with First National at an annual rate of 0.10% of the average daily net assets serviced for each of the Small Cap Value Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund and the Short/Intermediate Fixed Income Fund. For the year ended March 31, 1999, fees of $14,151, $251,787, $20,570, $76,001 and $18,657 were accrued under this agreement, respectively, and fees of $7,077, $125,905, $10,294, $38,004 and $9,332 were waived by First National, respectively.

6.CAPITAL STOCK

The Company is authorized to issue a total of 1,000,000,000 shares of common stock in series with a par value of $0.00001 per share. The Board of Directors is empowered to issue other series of the Company's shares without share-holder approval.

Each share of stock will have a pro rata interest in the assets of the Fund to which the stock of that series relates and will have no interest in the assets of any other Fund.

Transactions in shares of the Funds for the year ended March 31, 1999 were as follows:

                                                                                                            SHORT/         U.S.
                                      SMALL CAP                                                FIXED     INTERMEDIATE   GOVERNMENT
                                        VALUE        GROWTH        EQUITY      BALANCED       INCOME     FIXED INCOME  OBLIGATIONS
                                        FUND          FUND          FUND         FUND          FUND          FUND          FUND
-----------------------------------------------------------------------------------------------------------------------------------

Shares sold                             524,972     2,004,652     2,294,411      696,332     1,576,999       774,357   394,777,417
------------------------------------
Shares issued to holders in
reinvestment of dividends                61,549        12,688     1,743,861      133,981       459,506       100,822       154,244
------------------------------------
Shares redeemed                       (571,580)     (506,879)   (5,972,650)    (770,810)   (1,555,867)     (671,178) (361,699,190)
------------------------------------ ----------   -----------   -----------  -----------   -----------   -----------   -----------
Net increase (decrease)                  14,941     1,510,461   (1,934,378)       59,503       480,638       204,001    33,232,471
------------------------------------ ==========   ===========   ===========  ===========   ===========   ===========   ===========




Transactions in shares of the Funds for the year ended March 31, 1998 were as follows:

                                                                                                            SHORT/         U.S.
                                      SMALL CAP                                                FIXED     INTERMEDIATE   GOVERNMENT
                                        VALUE        GROWTH        EQUITY      BALANCED       INCOME     FIXED INCOME  OBLIGATIONS
                                        FUND          FUND          FUND         FUND          FUND          FUND          FUND
------------------------------------------------------------------------------------------------------------------------------------

Shares sold                             781,847         _         2,375,188    1,284,222     1,077,720       317,106   378,648,091
------------------------------------
Shares issued to holders in
reinvestment of dividends                51,971         _         1,679,612       68,840       427,624       107,312       158,162
------------------------------------
Shares redeemed                       (200,574)         _       (3,648,325)    (300,447)   (1,747,925)     (628,537) (403,722,643)
------------------------------------ -----------  -----------   -----------  -----------   -----------   -----------   -----------
Net increase (decrease)                 633,244         _           406,475    1,052,615     (242,581)     (204,119)  (24,916,390)
------------------------------------ ==========   ===========   ===========  ===========   ===========   ===========   ===========


                                               FIRST OMAHA FUNDS - Annual Report
--------------------------------------------------------------------------------

7.INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended March 31, 1999 were as follows:

                                                                                                            SHORT/         U.S.
                                      SMALL CAP                                                FIXED     INTERMEDIATE   GOVERNMENT
                                        VALUE        GROWTH        EQUITY      BALANCED       INCOME     FIXED INCOME  OBLIGATIONS
                                        FUND          FUND          FUND         FUND          FUND          FUND          FUND
------------------------------------------------------------------------------------------------------------------------------------

Purchases
   U.S. Government                            _             _             _    $ 253,672   $ 9,417,079    $2,300,848         _
   Other                             $4,337,596   $22,564,868   $60,222,316    7,692,416    15,809,039     3,857,040         _
------------------------------------------------------------------------------------------------------------------------------------
Sales
   U.S. Government                            _             _             _    1,813,891    10,365,125     2,524,946         _
   Other                              3,691,922     8,006,604    92,853,344    7,338,214    14,350,575     1,750,000         _
------------------------------------------------------------------------------------------------------------------------------------


As of March 31, 1999, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes of $15,279,336, $13,709,928, $201,052,673, $23,469,482, $79,228,560, $21,091,542 and
$134,080,083, were as follows:

                                                                                                            SHORT/         U.S.
                                      SMALL CAP                                                FIXED     INTERMEDIATE   GOVERNMENT
                                        VALUE        GROWTH        EQUITY      BALANCED       INCOME     FIXED INCOME  OBLIGATIONS
                                        FUND          FUND          FUND         FUND          FUND          FUND          FUND
-----------------------------------------------------------------------------------------------------------------------------------

Appreciation                           $448,244    $1,867,644  $ 43,459,432   $1,656,057    $2,698,849      $322,669         _
------------------------------------
(Depreciation)                      (2,730,919)   (1,290,564)  (13,473,986)  (1,395,814)     (549,859)     (138,221)         _
-----------------------------------------------   -----------   -----------  -----------   -----------   -----------   -----------
Net appreciation (depreciation)
on investments                     $(2,282,675)      $577,080   $29,985,446     $260,243    $2,148,990      $184,448         _
------------------------------------===========   ===========   ===========  ===========   ===========   ===========   ===========


For the period ended March 31, 1999, 100%, 100%, 100% and 36% of dividends paid from net investment income, excluding short-term capital gains, qualifies for the dividends received deduction available to corporate shareholders of the Small Cap Value Fund, the Growth Fund, the Equity Fund and the Balanced Fund, respectively.

Annual Report - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Independent Auditors' Report

To the Shareholders and
Board of Directors of
First Omaha Funds, Inc.

We have audited the accompanying statements of assets and liabilities of First Omaha Funds, Inc. (comprised, respectively, of the Small Cap Value Fund, the Growth Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund, the Short/Intermediate Fixed Income Fund and the U.S. Government Obligations Fund; collectively, the "Funds"), including the schedules of portfolio investments as of March 31, 1999, and the related statements of operations and changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of March 31, 1999, and the results of their operations, changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                                                      KPMG LLP

Omaha, Nebraska
April 16, 1999

                                   APPENDIX

    Commercial Paper Ratings. Commercial paper ratings of Standard & Poor's Corporation ("S&P") are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market. Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-l+. Commercial paper rated A-2 by S&P indicates that capacity for timely payment on issues is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. Commercial paper rated A-3 by S&P indicates adequate capacity for timely payment. Such paper is, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Commercial paper rated B by S&P is regarded as having only speculative capacity for timely payment. Commercial paper rated C by S&P is regarded as short-term obligations with a doubtful capacity for payment. Commercial paper rated D by S&P is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

    Moody's Investors Service, Inc.'s ("Moody's") commercial paper rating are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or supporting institutions) are considered to have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access

                                      A-1

to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. Issuers rated Prime-3 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained. Issuers rated Not Prime do not fall within any of the Prime rating categories.

    Commercial paper rated F-l+ by Fitch Investors Service ("Fitch") is regarded as having the strongest degree of assurance for timely payments. Commercial paper rated F-1 by Fitch is regarded as having an assurance of timely payment only slightly less than the strongest rating, i.e., F-l+. Commercial paper rated F-2 by Fitch is regarded as having a satisfactory degree of assurance of timely payment, but the margin of safety is not as great as for issues assigned F-l+ or F-1 ratings. Commercial paper rated F-3 by Fitch is regarded as having characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade. Commercial paper rated F-S by Fitch is regarded as having characteristics suggesting a minimal degree of assurance for timely payment and is vulnerable to near term adverse changes in financial and economic conditions. Commercial paper rated D by Fitch is in actual or imminent payment default.

    The description of the three highest short-term debt ratings by Duff & Phelps, Inc. ("Duff") (Duff incorporates gradations of "1+" (one plus) and "1-"

                                      A-2

(one minus) to assist investors in recognizing quality differences within the highest rating category) are as follows. Duff 1+ is regarded as having the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1 is regarded as having a very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors.
Risk factors are minor. Duff 1- is regarded as having a high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are minor. Duff 2 is regarded as having a good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. Duff 3 is regarded as having a satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected. Duff 4 is considered as having speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation. Duff 5 indicates that the issuer has failed to meet scheduled principal and/or interest payments.

    Commercial paper rated A1 by IBCA Limited and its affiliate, IBCA Inc. (collectively "IBCA") is regarded by IBCA as obligations supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of Al+ is assigned. Obligations rated A2 are supported by a good capacity for timely repayment. Obligations rated A3 are supported by a satisfactory capacity for timely repayment. Obligations rated B are those for which there is an uncertainty as to the capacity to ensure timely repayment. Obligations rated C are those for which there is a high risk of default or which are currently in default.


                                      A-3

    The following summarizes the description of the three highest short-term ratings of Thomson BankWatch, Inc. ("Thomson"). TBW-1 is the highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis. TBW-2 is the second highest category indicating that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1." TBW-3 is the lowest investment grade category and indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate. TBW-4 is the lowest rating category and is regarded as non-investment grade and therefore speculative.

    The plus (+) sign is used after a rating symbol to designate the relative position of an issuer within the rating category.

    Corporate Debt Ratings. A S&P corporate debt rating is a current assessment of the credit-worthiness of an obligor with respect to a specific obligation. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

    The following summarizes the four highest ratings used by Moody's for corporate debt. Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are

                                      A-4
generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Bonds that are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future. Bonds that are rated Baa by Moody's are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Moody's applies numerical modifiers (1, 2, and 3) with respect to bonds rated Aa through Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

    The following summarizes the four highest long-term debt ratings by Duff. Debt rated AAA has the highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt. Debt rated AA has a high credit quality and protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Debt rated

                                      A-5
A has protection factors that are average but adequate. However, risk factors are more variable and greater in periods of economic stress. Debt rated BBB has below average protection factors but is still considered sufficient for prudent investment. However, there is considerable variability in risk during economic cycles.

    To provide more detailed indications of credit quality, the ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

    The following summarizes the four highest long-term debt ratings by Fitch (except for AAA ratings, plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category). Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally
rated "F-1+".   Bonds rated as A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings for these bonds will fall below investment grade is higher than for bonds with higher ratings.


                                      A-6
    The following summarizes IBCA's four highest long-term debt ratings. Obligations rated AAA are those for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations rated AA are those for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly. Obligations rated A are those for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk. Obligations rated BBB are those for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic, or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

    The following summarizes Thomson's description of its four highest long-term debt ratings (Thomson may include a plus (+) or minus (-) designation to indicate where within the respective category the issue is placed). AAA is the highest category and indicates that the ability to repay principal and interest on a timely basis is very high. AA is the second highest category and indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. A is the third highest category and indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings. BBB is the lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated BBB are, however, more vulnerable

                                      A-7

to adverse developments (both internal and external) than obligations with higher ratings.

Municipal Obligations Ratings

    The following summarizes the three highest ratings used by Moody's for state and municipal short-term obligations. Obligations bearing MIG-1 or VMIG-1 designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2 or VMIG-2 denote high quality with ample margins of protection although not so large as in the preceding rating group. Obligations bearing MIG-3 or VMIG-3 denote favorable quality.
All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

    S&P SP-1, SP-2, and SP-3 municipal note ratings (the three highest ratings assigned) are described as follows:

        "SP-1": Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

        "SP-2": Satisfactory capacity to pay principal and interest.

        "SP-3": Speculative capacity to pay principal and interest.

    The following summarizes the four highest ratings used by Moody's for state and municipal bonds:

        "Aaa": Bonds judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."

                                      A-8

        Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        "Aa": Bonds judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        "A": Bonds which possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        "Baa": Bonds which are considered as medium grade obligations, i.e, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    The following summarizes the four highest ratings used by S&P for state and municipal bonds:
                                      A-9

        "AAA": Debt which has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

        "AA": Debt which has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

        "A": Debt which has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

        "BBB": Debt which has adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Definitions of Certain Money Market Instruments


Commercial Paper

    Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit

    Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.


                                      A-10
Bankers' Acceptances

    Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations

    U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. government.

U.S. Government Agency and Instrumentality Obligations

    Obligations of the U.S. government include Treasury bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. government

                                      A-11

to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks, are supported only by the credit of the instrumentality. No assurance can be given that the U. S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law.